------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 30, 2004

          CWALT, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of September 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J9, Mortgage Pass-
                    Through Certificates, Series 2004-J9).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                     333-117949           95-4449516
------------------------------    ----------           ----------
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)         Identification No.)

4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On September 30, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J9.*













--------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Dated September 23, 2004 and the Prospectus Supplement dated September 28, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J9.

      The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.



                                             FINAL POOL TABLES, GROUP 1

                                                 Mortgage Rates(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Mortgage Rate                              Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
4.750.........................                   1          $196,000          0.11         $196,000          4.750
4.875.........................                   1          $250,900          0.14         $250,900          4.875
5.000.........................                   6        $1,677,083          0.92         $279,514          5.000
5.125.........................                   1           $79,108          0.04          $79,108          5.125
5.250.........................                   1           $84,799          0.05          $84,799          5.250
5.375.........................                   9        $2,201,456          1.20         $244,606          5.375
5.500.........................                  25        $8,865,150          4.85         $354,606          5.500
5.625.........................                  24        $9,877,576          5.40         $411,566          5.625
5.750.........................                  53       $21,545,205         11.79         $406,513          5.750
5.875.........................                  19        $4,483,086          2.45         $235,952          5.875
6.000.........................                  17        $5,212,470          2.85         $306,616          6.000
6.125.........................                  20        $4,785,365          2.62         $239,268          6.125
6.250.........................                  43       $10,313,016          5.64         $239,838          6.250
6.350.........................                   1          $272,100          0.15         $272,100          6.350
6.375.........................                  63       $18,281,337         10.00         $290,180          6.375
6.500.........................                  46       $11,258,048          6.16         $244,740          6.500
6.625.........................                  31        $8,602,639          4.71         $277,504          6.625
6.750.........................                  29        $4,546,101          2.49         $156,762          6.750
6.875.........................                  58       $11,846,593          6.48         $204,252          6.875
7.000.........................                  35        $6,988,979          3.82         $199,685          7.000
7.125.........................                  20        $3,561,594          1.95         $178,080          7.125
7.250.........................                  36        $6,587,366          3.60         $182,982          7.250
7.375.........................                  34        $5,987,151          3.28         $176,093          7.375
7.500.........................                  52        $8,772,032          4.80         $168,693          7.500
7.625.........................                  24        $3,957,594          2.17         $164,900          7.625
7.750.........................                  21        $3,035,774          1.66         $144,561          7.750
7.875.........................                  34        $5,937,256          3.25         $174,625          7.875
8.000.........................                  14        $1,700,151          0.93         $121,439          8.000
8.125.........................                  13        $1,965,830          1.08         $151,218          8.125


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted            Average
                                            Term to           Average           Original
Mortgage Rate                              Maturity         FICO Credit       Loan-to-Value
(%)                                        (Months)            Score            Ratio (%)
----------------------------             ------------     ---------------   -----------------
4.750.........................                356                 710              80.0
4.875.........................                357                 633              80.0
5.000.........................                356                 717              56.0
5.125.........................                177                 681              37.1
5.250.........................                239                 721              62.5
5.375.........................                355                 727              66.6
5.500.........................                341                 738              64.6
5.625.........................                354                 728              73.0
5.750.........................                345                 733              74.1
5.875.........................                355                 706              72.4
6.000.........................                341                 693              67.9
6.125.........................                346                 690              76.7
6.250.........................                344                 699              73.3
6.350.........................                356                 613              95.0
6.375.........................                346                 708              74.8
6.500.........................                349                 708              76.2
6.625.........................                346                 713              73.8
6.750.........................                317                 709              69.9
6.875.........................                327                 684              79.6
7.000.........................                344                 693              76.9
7.125.........................                301                 703              79.8
7.250.........................                316                 692              79.7
7.375.........................                335                 688              84.1
7.500.........................                337                 704              81.5
7.625.........................                338                 674              80.2
7.750.........................                323                 679              86.9
7.875.........................                350                 683              85.4
8.000.........................                359                 687              90.7
8.125.........................                325                 685              80.0


                                                         3



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Mortgage Rate                              Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
8.250.........................                  16        $2,327,256          1.27         $145,453          8.250
8.375.........................                   9          $967,791          0.53         $107,532          8.375
8.500.........................                   9        $1,464,468          0.80         $162,719          8.500
8.625.........................                   7        $1,013,863          0.55         $144,838          8.625
8.750.........................                   7          $658,704          0.36          $94,101          8.750
8.875.........................                   6        $1,093,966          0.60         $182,328          8.875
9.000.........................                   2          $312,367          0.17         $156,184          9.000
9.125.........................                   2          $619,635          0.34         $309,817          9.125
9.250.........................                   1           $84,031          0.05          $84,031          9.250
9.375.........................                   1          $167,144          0.09         $167,144          9.375
9.625.........................                   1          $223,250          0.12         $223,250          9.625
9.750.........................                   1          $428,400          0.23         $428,400          9.750
10.000........................                   1          $190,000          0.10         $190,000         10.000
10.625........................                   1          $351,000          0.19         $351,000         10.625
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted            Average
                                            Term to           Average           Original
Mortgage Rate                              Maturity         FICO Credit       Loan-to-Value
(%)                                        (Months)            Score            Ratio (%)
----------------------------             ------------     ---------------   -----------------
8.250.........................                359                 718              91.4
8.375.........................                359                 656              90.2
8.500.........................                357                 632              87.2
8.625.........................                358                 647              90.2
8.750.........................                344                 669              84.3
8.875.........................                359                 641              89.2
9.000.........................                358                 612              86.0
9.125.........................                360                 640              88.5
9.250.........................                359                 637              95.0
9.375.........................                357                 639              90.0
9.625.........................                360                 674              95.0
9.750.........................                359                 647              90.0
10.000........................                359                 647              95.0
10.625........................                360                 623              90.0
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================


---------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table inclusive of the rates of the interest premium charged by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 1 (net of such premiums) is expected to be approximately 6.611% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 1 is expected to be approximately 6.632%.



                                    Current Mortgage Loan Principal Balances(1)

                                                                          Percent of
                                           Number                          Initial         Average
Range of                                     of           Aggregate        Mortgage       Principal       Weighted
Current Mortgage                           Initial        Principal        Loans in        Balance         Average
Loan Principal                            Mortgage         Balance           Loan        Outstanding      Mortgage
Balances ($)                                Loans        Outstanding       Group 1           ($)          Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
      0.01 -  50,000.00.......                  18         $736,288           0.40          $40,905         7.255
 50,000.01 - 100,000.00.......                 140      $10,883,811           5.95          $77,742         7.302
100,000.01 - 150,000.00.......                 195      $24,559,710          13.44         $125,947         7.053
150,000.01 - 200,000.00.......                 121      $20,781,576          11.37         $171,749         6.893
200,000.01 - 250,000.00.......                  67      $15,119,697           8.27         $225,667         6.890
250,000.01 - 300,000.00.......                  45      $12,316,344           6.74         $273,697         6.374
300,000.01 - 350,000.00.......                  45      $14,785,732           8.09         $328,572         6.580
350,000.01 - 400,000.00.......                  51      $19,228,860          10.52         $377,036         6.515
400,000.01 - 450,000.00.......                  31      $13,216,980           7.23         $426,354         6.542
450,000.01 - 500,000.00.......                  23      $10,897,836           5.96         $473,819         6.358
500,000.01 - 550,000.00.......                  14       $7,273,353           3.98         $519,525         6.000
550,000.01 - 600,000.00.......                  16       $9,266,936           5.07         $579,183         6.228
600,000.01 - 650,000.00.......                  13       $8,081,014           4.42         $621,616         6.196
650,000.01 - 700,000.00.......                   1         $665,937           0.36         $665,937         7.250
700,000.01 - 750,000.00.......                   2       $1,461,486           0.80         $730,743         5.866
750,000.01 - 1,000,000.00.....                  12      $10,540,272           5.77         $878,356         5.965
Greater than 2,000,000.00.....                   1       $2,957,803           1.62       $2,957,803         7.500
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795     $182,773,636         100.00%        $229,904         6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                           Average                              Weighted
Range of                                  Remaining          Weighted           Average
Current Mortgage                           Term to           Average            Original
Loan Principal                             Maturity        FICO Credit       Loan-to-Value
Balances ($)                               (Months)           Score            Ratio (%)
----------------------------             ------------     ---------------   -----------------
      0.01 -  50,000.00.......                274                680               71.8
 50,000.01 - 100,000.00.......                315                693               79.0
100,000.01 - 150,000.00.......                335                694               79.3
150,000.01 - 200,000.00.......                346                687               80.1
200,000.01 - 250,000.00.......                351                698               77.0
250,000.01 - 300,000.00.......                345                697               75.6
300,000.01 - 350,000.00.......                341                689               74.1
350,000.01 - 400,000.00.......                331                709               77.8
400,000.01 - 450,000.00.......                350                703               78.0
450,000.01 - 500,000.00.......                348                709               74.4
500,000.01 - 550,000.00.......                356                724               76.1
550,000.01 - 600,000.00.......                356                737               71.7
600,000.01 - 650,000.00.......                355                728               72.1
650,000.01 - 700,000.00.......                177                679               67.9
700,000.01 - 750,000.00.......                352                693               68.9
750,000.01 - 1,000,000.00.....                339                726               70.3
Greater than 2,000,000.00.....                359                739               80.0
                                         ------------     ---------------   -----------------
   Total......................                342                704               76.5
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in Loan Group 1 is approximately $229,904.


                                               FICO Credit Scores(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Range of                                   Initial        Principal        Loans in        Balance         Average
FICO Credit                                Mortgage        Balance           Loan        Outstanding       Mortgage
Scores                                      Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
501 - 520...................                     2          $284,623          0.16         $142,311          8.723
541 - 560...................                     1          $203,627          0.11         $203,627          8.500
561 - 580...................                     3          $670,926          0.37         $223,642          7.772
581 - 600...................                     3          $401,329          0.22         $133,776          7.275
601 - 620...................                    31        $5,831,491          3.19         $188,113          7.012
621 - 640...................                    92       $16,530,017          9.04         $179,674          7.056
641 - 660...................                    80       $16,117,826          8.82         $201,473          7.173
661 - 680...................                   104       $21,932,069         12.00         $210,885          6.857
681 - 700...................                   118       $25,028,317         13.69         $212,104          6.630
701 - 720...................                   100       $26,309,415         14.39         $263,094          6.392
721 - 740...................                    72       $17,624,301          9.64         $244,782          6.608
741 - 760...................                    69       $19,997,680         10.94         $289,821          6.234
761 - 780...................                    66       $19,202,588         10.51         $290,948          6.224
781 - 800...................                    40       $10,357,087          5.67         $258,927          6.329
801 - 820...................                    10        $1,526,556          0.84         $152,656          7.212
821 - 840...................                     1          $294,404          0.16         $294,404          5.750
Not Available...............                     3          $461,380          0.25         $153,793          7.172
                                         ------------  ---------------  -------------  ----------------  ------------
   Total....................                   795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted           Average
Range of                                    Term to           Average           Original
FICO Credit                                Maturity         FICO Credit      Loan-to-Value
Scores                                     (Months)            Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
501 - 520...................                  358                 511              71.3
541 - 560...................                  357                 541              74.9
561 - 580...................                  358                 570              72.7
581 - 600...................                  310                 592              75.6
601 - 620...................                  352                 612              73.7
621 - 640...................                  336                 631              75.8
641 - 660...................                  341                 650              81.8
661 - 680...................                  322                 672              77.3
681 - 700...................                  340                 688              78.7
701 - 720...................                  349                 710              77.7
721 - 740...................                  345                 732              76.4
741 - 760...................                  343                 749              74.7
761 - 780...................                  352                 769              71.4
781 - 800...................                  350                 789              72.5
801 - 820...................                  326                 809              86.6
821 - 840...................                  345                 827              69.9
Not Available...............                  358                                  73.8
                                         ------------     ---------------   -----------------
   Total....................                  342                 704              76.5
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the weighted average FICO Credit Score (where available) of the mortgagors related to the Initial Mortgage Loans in Loan Group 1 is approximately 704.


                                  Documentation Program for Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Type of Program                             Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Reduced......................                  295       $77,263,492         42.27         $261,910          6.490
Full/Alternative.............                  154       $40,268,570         22.03         $261,484          6.295
No Income/No Asset...........                  196       $31,684,860         17.34         $161,657          7.558
No Ratio.....................                   89       $14,121,827          7.73         $158,672          7.126
Preferred....................                   32       $13,656,475          7.47         $426,765          5.711
Stated Income/Stated Asset...                   23        $4,203,761          2.30         $182,772          6.976
Full DU......................                    4        $1,301,235          0.71         $325,309          6.084
Streamlined..................                    2          $273,415          0.15         $136,708          6.927
                                         ------------  ---------------  -------------  ----------------  ------------
   Total.....................                  795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted                             Weighted
                                            Average                             Average
                                           Remaining         Weighted           Original
                                            Term to           Average           Loan-to-
                                           Maturity         FICO Credit       Value Ratio
Type of Program                            (Months)            Score              (%)
----------------------------             ------------     ---------------   -----------------
Reduced......................                 337                 708              73.3
Full/Alternative.............                 347                 703              78.2
No Income/No Asset...........                 344                 682              81.7
No Ratio.....................                 342                 693              80.6
Preferred....................                 350                 747              70.6
Stated Income/Stated Asset...                 333                 699              84.2
Full DU......................                 358                 707              73.6
Streamlined..................                 303                 606              78.4
                                         ------------     ---------------   -----------------
   Total.....................                 342                 704              76.5
                                         ============     ===============   =================



                                        Original Loan-to-Value Ratios(1)(2)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Range of Original                          Initial        Principal        Loans in        Balance         Average
Loan-to-Value                              Mortgage        Balance           Loan        Outstanding       Mortgage
Ratios (%)                                  Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
50.00 and Below...............                  40        $8,349,459          4.57         $208,736          6.212
50.01 to 55.00................                  17        $3,981,283          2.18         $234,193          6.176
55.01 to 60.00................                  36        $9,467,959          5.18         $262,999          6.092
60.01 to 65.00................                  27        $7,593,123          4.15         $281,227          6.193
65.01 to 70.00................                  77       $18,706,080         10.23         $242,936          6.396
70.01 to 75.00................                  68       $20,509,093         11.22         $301,604          6.415
75.01 to 80.00................                 302       $75,238,973         41.17         $249,136          6.508
80.01 to 85.00................                   7        $1,116,566          0.61         $159,509          7.122
85.01 to 90.00................                  90       $16,667,138          9.12         $185,190          7.474
90.01 to 95.00................                  94       $16,479,789          9.02         $175,317          7.521
95.01 to 100.00...............                  37        $4,664,172          2.55         $126,059          7.209
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted           Average
Range of Original                           Term to           Average           Original
Loan-to-Value                              Maturity         FICO Credit      Loan-to-Value
Ratios (%)                                 (Months)            Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
50.00 and Below...............                336                 716              39.5
50.01 to 55.00................                348                 717              53.1
55.01 to 60.00................                336                 712              58.0
60.01 to 65.00................                323                 728              63.0
65.01 to 70.00................                329                 701              68.5
70.01 to 75.00................                347                 690              74.0
75.01 to 80.00................                342                 711              79.6
80.01 to 85.00................                353                 651              83.2
85.01 to 90.00................                348                 679              89.8
90.01 to 95.00................                352                 692              94.9
95.01 to 100.00...............                357                 713              99.7
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================


---------
(1) The weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in Loan Group 1 is approximately 76.47%.
(2) Does not take into account any secondary financing on the Initial Mortgage Loans in Loan Group 1 that may exist at the time of origination.


                                   State Distribution of Mortgaged Properties(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
State                                       Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Alabama.......................                   4          $417,167          0.23         $104,292          6.781
Arkansas......................                   1          $108,000          0.06         $108,000          7.125
Arizona.......................                  40        $7,635,363          4.18         $190,884          6.670
California....................                 133       $53,184,461         29.10         $399,883          6.216
Colorado......................                  18        $4,231,226          2.32         $235,068          6.251
Connecticut...................                  14        $4,624,908          2.53         $330,351          6.616
District of Columbia..........                   2          $369,258          0.20         $184,629          7.228
Delaware......................                   2          $195,437          0.11          $97,718          8.336
Florida.......................                 192       $30,568,772         16.72         $159,212          6.952
Georgia.......................                  23        $3,703,185          2.03         $161,008          6.696
Iowa..........................                   3          $441,302          0.24         $147,101          6.807
Idaho.........................                   1          $399,000          0.22         $399,000          5.750
Illinois......................                  18        $3,758,256          2.06         $208,792          6.776
Indiana.......................                  12        $1,045,962          0.57          $87,164          7.474
Kansas........................                   3          $190,450          0.10          $63,483          7.464
Kentucky......................                   1          $191,900          0.10         $191,900          6.500
Louisiana.....................                   3          $237,509          0.13          $79,170          6.777
Massachusetts.................                  14        $4,055,740          2.22         $289,696          6.798
Maryland......................                  17        $3,664,881          2.01         $215,581          6.500
Maine.........................                   3          $412,255          0.23         $137,418          7.559
Michigan......................                   6          $526,961          0.29          $87,827          8.202
Minnesota.....................                   6        $1,590,044          0.87         $265,007          6.806
Missouri......................                   7          $823,345          0.45         $117,621          7.373
Mississippi...................                   2          $251,599          0.14         $125,800          6.948
Montana.......................                   1          $436,400          0.24         $436,400          6.250
North Carolina................                  25        $3,673,877          2.01         $146,955          6.851
New Hampshire.................                   2          $493,156          0.27         $246,578          6.379
New Jersey....................                  33        $8,040,345          4.40         $243,647          7.310
New Mexico....................                   3          $324,911          0.18         $108,304          6.386
Nevada........................                  13        $3,586,815          1.96         $275,909          7.091
New York......................                  42       $14,380,295          7.87         $342,388          6.691
Ohio..........................                  13        $2,915,470          1.60         $224,267          6.314
Oklahoma......................                   1          $255,960          0.14         $255,960          6.375
Oregon........................                  26        $4,842,087          2.65         $186,234          6.235
Pennsylvania..................                  20        $3,281,315          1.80         $164,066          6.510
Rhode Island..................                   2          $287,895          0.16         $143,948          6.692
South Carolina................                  13        $3,245,415          1.78         $249,647          7.057
Tennessee.....................                  10        $1,002,442          0.55         $100,244          7.320
Texas.........................                  25        $3,941,105          2.16         $157,644          7.050
Utah..........................                   6        $1,228,916          0.67         $204,819          6.822
Virginia......................                  16        $3,566,659          1.95         $222,916          6.688
Washington....................                  18        $4,439,593          2.43         $246,644          6.654
Wisconsin.....................                   1          $204,000          0.11         $204,000          5.750
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted           Average
                                            Term to           Average           Original
                                           Maturity         FICO Credit      Loan-to-Value
State                                      (Months)            Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Alabama.......................                357                 736              80.8
Arkansas......................                357                 785              79.4
Arizona.......................                337                 700              80.3
California....................                345                 720              71.4
Colorado......................                317                 704              79.2
Connecticut...................                350                 686              76.9
District of Columbia..........                357                 715              74.6
Delaware......................                359                 650              80.0
Florida.......................                350                 694              82.1
Georgia.......................                356                 690              81.6
Iowa..........................                350                 646              76.6
Idaho.........................                347                 742              75.0
Illinois......................                334                 706              72.7
Indiana.......................                310                 702              89.8
Kansas........................                359                 699              74.4
Kentucky......................                360                 762              80.0
Louisiana.....................                357                 714              63.9
Massachusetts.................                332                 690              81.3
Maryland......................                325                 692              78.0
Maine.........................                360                 648              71.5
Michigan......................                343                 679              80.2
Minnesota.....................                313                 686              72.7
Missouri......................                345                 731              87.7
Mississippi...................                324                 683              77.1
Montana.......................                357                 741              73.1
North Carolina................                343                 699              77.8
New Hampshire.................                300                 713              73.0
New Jersey....................                319                 663              77.8
New Mexico....................                357                 724              66.6
Nevada........................                355                 694              76.2
New York......................                333                 705              73.6
Ohio..........................                325                 700              82.2
Oklahoma......................                357                 628              80.0
Oregon........................                351                 728              75.7
Pennsylvania..................                334                 703              78.6
Rhode Island..................                357                 628              73.2
South Carolina................                350                 698              75.4
Tennessee.....................                319                 667              81.9
Texas.........................                325                 699              82.4
Utah..........................                357                 678              73.2
Virginia......................                350                 692              76.3
Washington....................                353                 735              75.3
Wisconsin.....................                346                 721              80.0
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================


---------
(1) No more than approximately 1.618% of the Initial Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.


                                         Purpose of Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Loan Purpose                                Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Purchase......................                 469       $99,833,808         54.62         $212,865          6.785
Refinance (cash-out)..........                 209       $47,514,195         26.00         $227,341          6.716
Refinance (rate/term).........                 117       $35,425,633         19.38         $302,783          6.087
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted           Average
                                            Term to           Average           Original
                                           Maturity         FICO Credit      Loan-to-Value
Loan Purpose                               (Months)            Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Purchase......................                346                 710              81.4
Refinance (cash-out)..........                326                 686              70.6
Refinance (rate/term).........                350                 710              70.4
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================




                                            Type of Mortgaged Properties

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Property Type                               Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Single Family Residence Detached               470      $107,976,001         59.08         $229,736          6.515
Planned Unit Development......                 166       $42,235,313         23.11         $254,430          6.627
2-4 Family Residence..........                  89       $20,712,236         11.33         $232,722          7.135
Low-rise Condominium..........                  57        $8,779,038          4.80         $154,018          6.834
High-rise Condominium.........                  10        $2,691,834          1.47         $269,183          6.857
COOP..........................                   1          $203,829          0.11         $203,829          6.875
Single Family Residence Attached                 2          $175,385          0.10          $87,692          6.500
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted                             Weighted
                                            Average          Weighted           Average
                                           Remaining          Average           Original
                                            Term to            FICO             Loan-to-
                                           Maturity           Credit          Value Ratio
Property Type                              (Months)            Score              (%)
----------------------------             ------------     ---------------   -----------------
Single Family Residence Detached              341                 702              74.5
Planned Unit Development......                349                 708              78.8
2-4 Family Residence..........                324                 700              79.6
Low-rise Condominium..........                349                 707              78.9
High-rise Condominium.........                358                 730              85.2
COOP..........................                359                 689              80.0
Single Family Residence Attached              268                 653              74.9
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================


-----------
(1) Treated as real property.




                                                 Occupancy Types(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Occupancy Type                              Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Primary Residence.............                 581      $150,237,132         82.20         $258,584          6.522
Investment Property...........                 181       $26,248,526         14.36         $145,019          7.238
Secondary Residence...........                  33        $6,287,978          3.44         $190,545          6.739
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                             Weighted
                                           Remaining         Weighted           Average
                                            Term to           Average           Original
                                           Maturity         FICO Credit      Loan-to-Value
Occupancy Type                             (Months)            Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Primary Residence.............                345                 702              76.1
Investment Property...........                323                 711              78.5
Secondary Residence...........                348                 708              76.1
                                         ------------     ---------------   -----------------
   Total......................                342                 704              76.5
                                         ============     ===============   =================


-----------
(1) Based upon representations of the related borrowers at the time of origination.


                                           Remaining Terms to Maturity(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Remaining Term                             Mortgage        Balance           Loan        Outstanding       Mortgage
to Maturity (Months)                        Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
360...........................                  93       $16,839,015          9.21         $181,065          7.238
359...........................                 213       $39,434,284         21.58         $185,137          7.236
358...........................                 112       $27,303,398         14.94         $243,780          6.973
357...........................                 120       $32,776,061         17.93         $273,134          6.347
356...........................                  75       $24,434,881         13.37         $325,798          5.896
355...........................                  17        $4,149,235          2.27         $244,073          6.237
354...........................                   8        $1,549,865          0.85         $193,733          6.175
353...........................                   3          $711,239          0.39         $237,080          5.875
352...........................                   1          $275,000          0.15         $275,000          6.000
350...........................                   2          $599,280          0.33         $299,640          6.125
348...........................                   4        $2,418,179          1.32         $604,545          5.673
347...........................                  15        $5,741,300          3.14         $382,753          5.669
346...........................                  15        $5,681,610          3.11         $378,774          5.623
345...........................                   7        $1,947,082          1.07         $278,155          5.857
344...........................                   2          $920,000          0.50         $460,000          5.698
343...........................                   3          $670,227          0.37         $223,409          5.856
342...........................                   1          $368,379          0.20         $368,379          6.375
341...........................                   1          $472,523          0.26         $472,523          6.625
327...........................                   1          $433,994          0.24         $433,994          6.875
323...........................                   1          $158,591          0.09         $158,591          6.875
315...........................                   1          $164,932          0.09         $164,932          7.500
303...........................                   1          $177,004          0.10         $177,004          8.750
293...........................                   2          $250,084          0.14         $125,042          7.015
276...........................                   1          $114,825          0.06         $114,825          7.000
240...........................                   1           $73,500          0.04          $73,500          7.125
239...........................                   3          $275,715          0.15          $91,905          6.201
238...........................                   2          $421,366          0.23         $210,683          6.976
236...........................                   1          $149,758          0.08         $149,758          6.500
234...........................                   1          $123,750          0.07         $123,750          6.375
180...........................                   9        $1,636,900          0.90         $181,878          6.041
179...........................                  38        $5,232,409          2.86         $137,695          7.020
178...........................                  27        $4,308,716          2.36         $159,582          7.065
177...........................                   6        $1,197,110          0.65         $199,518          6.879
176...........................                   5        $1,355,696          0.74         $271,139          6.320
175...........................                   1           $55,008          0.03          $55,008          6.750
171...........................                   1           $77,614          0.04          $77,614          6.875
168...........................                   1          $275,107          0.15         $275,107          7.750
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00%        $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
Remaining Term                             Maturity           Credit         Value Ratio
to Maturity (Months)                       (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
360...........................                360                 669             77.1
359...........................                359                 696             83.7
358...........................                358                 706             75.4
357...........................                357                 717             74.1
356...........................                356                 716             75.8
355...........................                355                 716             73.5
354...........................                354                 687             80.5
353...........................                353                 736             69.5
352...........................                352                 651             67.9
350...........................                350                 726             76.5
348...........................                348                 734             68.4
347...........................                347                 723             72.5
346...........................                346                 721             69.0
345...........................                345                 735             73.3
344...........................                344                 740             64.5
343...........................                343                 715             87.8
342...........................                342                 652             78.1
341...........................                341                 625             73.8
327...........................                327                 690             80.0
323...........................                323                 616             80.2
315...........................                315                 651             99.2
303...........................                303                 764             90.0
293...........................                293                 603             80.0
276...........................                276                 591             76.0
240...........................                240                 667             70.0
239...........................                239                 709             71.2
238...........................                238                 673             71.1
236...........................                236                 728             55.1
234...........................                234                 726             75.0
180...........................                180                 674             60.5
179...........................                179                 713             76.1
178...........................                178                 676             73.0
177...........................                177                 671             64.2
176...........................                176                 667             70.5
175...........................                175                 672             79.9
171...........................                171                 664             47.1
168...........................                168                 680             80.0
                                         ------------     ---------------   -----------------
   Total......................                342                 704             76.5
                                         ============     ===============   =================


------------
(1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in Loan Group 1 is approximately 342 months.


                                                    Description

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
30/15 Fixed Balloon...........                  31        $4,175,785          2.28         $134,703          7.350
15Yr Fixed....................                  56        $9,846,737          5.39         $175,835          6.652
20Yr Fixed....................                   7          $920,339          0.50         $131,477          6.678
30Yr Fixed....................                 413       $80,211,822         43.89         $194,217          7.151
15Yr Fixed - IO...............                   1          $116,037          0.06         $116,037          6.125
30Yr Fixed - IO...............                 287       $87,502,914         47.88         $304,888          6.120
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................                 795      $182,773,636        100.00         $229,904          6.632
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
30/15 Fixed Balloon...........                179                 711             76.2
15Yr Fixed....................                178                 679             69.8
20Yr Fixed....................                238                 692             68.4
30Yr Fixed....................                357                 686             80.6
15Yr Fixed - IO...............                176                 634             80.0
30Yr Fixed - IO...............                355                 723             73.5
                                         ------------     ---------------   -----------------
   Total......................                342                 704             76.5
                                         ============     ===============   =================




                                             Range of Original Balance

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 1           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
$0.01 - $50,000.00............                  18          $736,288          0.40          $40,905          7.255
$50,000.01 - $100,000.00......                 140       $10,883,811          5.95          $77,742          7.302
$100,000.01 - $150,000.00.....                 194       $24,409,952         13.36         $125,824          7.056
$150,000.01 - $200,000.00.....                 121       $20,766,776         11.36         $171,626          6.899
$200,000.01 - $250,000.00.....                  67       $15,119,697          8.27         $225,667          6.890
$250,000.01 - $300,000.00.....                  46       $12,480,902          6.83         $271,324          6.366
$300,000.01 - $350,000.00.....                  44       $14,477,732          7.92         $329,039          6.603
$350,000.01 - $400,000.00.....                  51       $19,228,860         10.52         $377,036          6.515
$400,000.01 - $450,000.00.....                  30       $12,799,949          7.00         $426,665          6.576
$450,000.01 - $500,000.00.....                  23       $10,897,836          5.96         $473,819          6.358
$500,000.01 - $550,000.00.....                  14        $7,273,353          3.98         $519,525          6.000
$550,000.01 - $600,000.00.....                  16        $9,266,936          5.07         $579,183          6.228
$600,000.01 - $650,000.00.....                  15        $8,806,045          4.82         $587,070          6.139
$650,000.01 - $700,000.00.....                   1          $665,937          0.36         $665,937          7.250
$700,000.01 - $750,000.00.....                   1          $712,500          0.39         $712,500          6.250
$750,000.01 - $800,000.00.....                   2        $1,538,029          0.84         $769,014          5.628
$800,000.01 - $850,000.00.....                   4        $3,323,730          1.82         $830,932          5.847
$850,000.01 - $900,000.00.....                   4        $3,510,000          1.92         $877,500          6.061
$950,000.01 - $1,000,000.00...                   3        $2,917,500          1.60         $972,500          6.042
> $2,000,000.00...............                   1        $2,957,803          1.62       $2,957,803          7.500
   Total......................                 795      $182,773,636        100.00         $229,904          6.632


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
$0.01 - $50,000.00............                274                 680             71.8
$50,000.01 - $100,000.00......                315                 693             79.0
$100,000.01 - $150,000.00.....                336                 694             79.5
$150,000.01 - $200,000.00.....                345                 686             79.9
$200,000.01 - $250,000.00.....                351                 698             77.0
$250,000.01 - $300,000.00.....                345                 698             75.7
$300,000.01 - $350,000.00.....                340                 687             74.0
$350,000.01 - $400,000.00.....                331                 709             77.8
$400,000.01 - $450,000.00.....                351                 700             77.9
$450,000.01 - $500,000.00.....                348                 709             74.4
$500,000.01 - $550,000.00.....                356                 724             76.1
$550,000.01 - $600,000.00.....                356                 737             71.7
$600,000.01 - $650,000.00.....                355                 732             72.7
$650,000.01 - $700,000.00.....                177                 679             67.9
$700,000.01 - $750,000.00.....                357                 676             75.0
$750,000.01 - $800,000.00.....                348                 705             69.0
$800,000.01 - $850,000.00.....                354                 739             71.7
$850,000.01 - $900,000.00.....                313                 708             68.0
$950,000.01 - $1,000,000.00...                350                 740             70.5
> $2,000,000.00...............                359                 739             80.0
                                         ------------     ---------------   -----------------
   Total......................                342                 704             76.5
                                         ============     ===============   =================


                                             Prepayment Penalty Months

                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 1         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------

 0.........    411         $113,225,641      61.95    $275,488       6.559        335        710             75.1
12.........     41         $  8,657,191       4.74    $211,151       7.315        355        697             81.6
24.........     20         $  3,036,216       1.66    $151,811       6.992        358        699             74.3
30.........      3         $    279,688       0.15    $ 93,229       7.402        359        693            100.0
36.........     89         $ 15,892,681       8.70    $178,569       6.678        354        689             76.1
60.........    231         $ 41,682,218      22.81    $180,443       6.638        352        693             79.3
               ---         ------------      -----    --------       -----        ---        ---             ----

Total......    795         $182,773,636     100.00    $229,904       6.63         342        704             76.5
               ===         ============     ======    ========       ====         ===        ===            =====


                                               80% LTV/PMI Analysis


                                                                      (Excludes 567 80% or less LTV Mortgages)

                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 1         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------


> 80% LTV, with MI  228     $38,927,664      100.00        $170,735      7,452        351      688           93.0
                    ---     -----------      ------        --------      -----        ---      ---           ----
Total..........     228     $38,927,664      100.00        $170,735      7,452        351      688           93.0
                    ===     ===========      ======        ========      =====        ===      ===           ====


                                             FINAL POOL TABLES, GROUP 2

                                                 Mortgage Rates(1)


                                            Number                        Percent of       Average
                                              of          Aggregate        Initial        Principal        Weighted
                                           Initial        Principal        Mortgage        Balance         Average
Mortgage Rate                              Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
3.125.........................                   2          $411,500          0.22         $205,750          3.125
3.500.........................                   6        $1,094,500          0.59         $182,417          3.500
3.625.........................                   1          $200,800          0.11         $200,800          3.625
3.750.........................                   1           $87,000          0.05          $87,000          3.750
3.875.........................                   1          $135,000          0.07         $135,000          3.875
4.000.........................                   1          $164,000          0.09         $164,000          4.000
4.125.........................                   1          $275,898          0.15         $275,898          4.125
4.250.........................                   2          $444,388          0.24         $222,194          4.250
4.500.........................                  42        $8,941,533          4.80         $212,894          4.500
4.550.........................                   4          $742,746          0.40         $185,686          4.550
4.580.........................                   1          $180,800          0.10         $180,800          4.580
4.600.........................                   9        $1,655,251          0.89         $183,917          4.600
4.625.........................                   2          $214,972          0.12         $107,486          4.625
4.650.........................                  13        $2,565,285          1.38         $197,330          4.650
4.700.........................                  15        $2,794,023          1.50         $186,268          4.700
4.710.........................                   1          $254,400          0.14         $254,400          4.710
4.740.........................                   1          $299,941          0.16         $299,941          4.740
4.750.........................                  23        $4,958,974          2.66         $215,608          4.750
4.800.........................                  15        $2,863,347          1.54         $190,890          4.800
4.850.........................                  15        $2,774,543          1.49         $184,970          4.850
4.875.........................                  16        $2,944,258          1.58         $184,016          4.875
4.900.........................                  24        $4,742,180          2.54         $197,591          4.900
4.930.........................                   1          $180,774          0.10         $180,774          4.930
4.950.........................                  31        $5,701,927          3.06         $183,933          4.950
4.990.........................                  23        $4,841,373          2.60         $210,494          4.990
4.999.........................                   1          $247,500          0.13         $247,500          4.999
5.000.........................                  30        $5,606,831          3.01         $186,894          5.000
5.050.........................                  16        $2,593,336          1.39         $162,084          5.050
5.080.........................                   1          $235,158          0.13         $235,158          5.080
5.100.........................                  26        $5,191,863          2.78         $199,687          5.100
5.125.........................                   5          $794,892          0.43         $158,978          5.125
5.150.........................                  37        $6,975,081          3.74         $188,516          5.150
5.200.........................                  18        $3,151,273          1.69         $175,071          5.200
5.240.........................                   3          $633,440          0.34         $211,147          5.240
5.250.........................                  38        $6,977,080          3.74         $183,607          5.250
5.270.........................                   1          $102,949          0.06         $102,949          5.270
5.275.........................                   1          $152,474          0.08         $152,474          5.275
5.300.........................                  28        $5,482,409          2.94         $195,800          5.300
5.320.........................                   1          $133,500          0.07         $133,500          5.320
5.325.........................                   1          $256,000          0.14         $256,000          5.325
5.350.........................                  23        $4,476,753          2.40         $194,641          5.350
5.375.........................                   7        $1,411,115          0.76         $201,588          5.375
5.400.........................                  30        $5,784,204          3.10         $192,807          5.400
5.450.........................                  26        $4,146,442          2.22         $159,479          5.450
5.490.........................                   2          $323,400          0.17         $161,700          5.490
5.500.........................                  21        $4,198,479          2.25         $199,928          5.500
5.510.........................                   1          $112,000          0.06         $112,000          5.510
5.525.........................                   1          $187,920          0.10         $187,920          5.525
5.530.........................                   1          $324,000          0.17         $324,000          5.530
5.550.........................                  12        $2,515,004          1.35         $209,584          5.550
5.590.........................                   1          $171,800          0.09         $171,800          5.590
5.600.........................                   9        $1,594,383          0.86         $177,154          5.600
5.625.........................                   3          $505,035          0.27         $168,345          5.625
5.630.........................                   1          $163,200          0.09         $163,200          5.630
5.650.........................                  20        $3,391,724          1.82         $169,586          5.650
5.700.........................                  21        $3,671,929          1.97         $174,854          5.700
5.725.........................                   1          $318,750          0.17         $318,750          5.725
5.740.........................                   2          $351,200          0.19         $175,600          5.740
5.750.........................                  17        $3,637,847          1.95         $213,991          5.750


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage Rate                              Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
3.125.........................                359                 736             76.6
3.500.........................                359                 695             72.9
3.625.........................                358                 657             80.0
3.750.........................                359                 709             68.0
3.875.........................                358                 743             91.8
4.000.........................                359                 662             80.0
4.125.........................                356                 758             80.0
4.250.........................                357                 728             80.0
4.500.........................                356                 679             79.0
4.550.........................                357                 650             74.5
4.580.........................                356                 696             80.0
4.600.........................                355                 650             77.8
4.625.........................                356                 733             78.5
4.650.........................                355                 667             81.0
4.700.........................                356                 703             79.3
4.710.........................                355                 666             80.0
4.740.........................                356                 759             66.7
4.750.........................                349                 682             78.6
4.800.........................                356                 683             77.4
4.850.........................                355                 666             81.7
4.875.........................                356                 700             80.2
4.900.........................                356                 658             77.6
4.930.........................                358                 669             80.0
4.950.........................                356                 677             77.3
4.990.........................                356                 670             78.9
4.999.........................                357                 650             75.0
5.000.........................                356                 688             82.0
5.050.........................                355                 668             76.4
5.080.........................                357                 654             80.0
5.100.........................                356                 657             76.5
5.125.........................                357                 730             77.0
5.150.........................                356                 672             79.7
5.200.........................                357                 664             80.5
5.240.........................                355                 648             82.5
5.250.........................                357                 679             77.4
5.270.........................                356                 707             80.0
5.275.........................                357                 663             90.0
5.300.........................                358                 662             79.5
5.320.........................                356                 689             80.0
5.325.........................                357                 753             80.0
5.350.........................                353                 648             78.9
5.375.........................                354                 698             79.6
5.400.........................                357                 663             81.1
5.450.........................                357                 668             78.9
5.490.........................                356                 708             87.0
5.500.........................                357                 683             75.1
5.510.........................                357                 688             80.0
5.525.........................                358                 649             80.0
5.530.........................                355                 666             90.0
5.550.........................                357                 671             77.2
5.590.........................                356                 623             71.7
5.600.........................                357                 675             81.8
5.625.........................                356                 652             80.6
5.630.........................                357                 660             80.0
5.650.........................                358                 671             79.0
5.700.........................                357                 681             80.9
5.725.........................                355                 733             75.0
5.740.........................                353                 631             79.8
5.750.........................                356                 656             80.2






                                            Number                        Percent of       Average
                                              of          Aggregate        Initial        Principal        Weighted
                                           Initial        Principal        Mortgage        Balance         Average
Mortgage Rate                              Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.780.........................                   2          $268,300          0.14         $134,150          5.780
5.800.........................                   7        $1,411,307          0.76         $201,615          5.800
5.850.........................                   8        $1,415,150          0.76         $176,894          5.850
5.860.........................                   1          $129,314          0.07         $129,314          5.860
5.875.........................                   2          $321,324          0.17         $160,662          5.875
5.880.........................                   1          $127,870          0.07         $127,870          5.880
5.900.........................                  26        $3,824,902          2.05         $147,112          5.900
5.950.........................                  19        $3,235,886          1.74         $170,310          5.950
5.960.........................                   1           $95,970          0.05          $95,970          5.960
5.980.........................                   1          $156,000          0.08         $156,000          5.980
5.990.........................                  18        $3,248,525          1.74         $180,474          5.990
5.999.........................                   3          $764,000          0.41         $254,667          5.999
6.000.........................                  22        $3,290,803          1.77         $149,582          6.000
6.050.........................                  11        $1,675,575          0.90         $152,325          6.050
6.075.........................                   1          $167,200          0.09         $167,200          6.075
6.100.........................                  16        $1,806,416          0.97         $112,901          6.100
6.125.........................                   2          $396,600          0.21         $198,300          6.125
6.140.........................                   1          $130,466          0.07         $130,466          6.140
6.150.........................                  20        $2,728,948          1.46         $136,447          6.150
6.175.........................                   2          $170,071          0.09          $85,036          6.175
6.200.........................                  12        $1,538,966          0.83         $128,247          6.200
6.250.........................                  29        $3,946,318          2.12         $136,080          6.250
6.270.........................                   1           $99,826          0.05          $99,826          6.270
6.275.........................                   1          $132,751          0.07         $132,751          6.275
6.300.........................                   6          $780,789          0.42         $130,132          6.300
6.320.........................                   1          $134,274          0.07         $134,274          6.320
6.350.........................                   9        $1,218,672          0.65         $135,408          6.350
6.370.........................                   1          $112,821          0.06         $112,821          6.370
6.375.........................                   1          $181,500          0.10         $181,500          6.375
6.390.........................                   2          $288,070          0.15         $144,035          6.390
6.400.........................                  11        $1,284,802          0.69         $116,800          6.400
6.450.........................                   7          $901,000          0.48         $128,714          6.450
6.480.........................                   1          $151,920          0.08         $151,920          6.480
6.490.........................                   1           $99,600          0.05          $99,600          6.490
6.500.........................                  16        $2,321,722          1.25         $145,108          6.500
6.550.........................                   5          $661,951          0.36         $132,390          6.550
6.575.........................                   1           $67,878          0.04          $67,878          6.575
6.590.........................                   1          $134,100          0.07         $134,100          6.590
6.600.........................                   9        $1,192,200          0.64         $132,467          6.600
6.625.........................                   4          $817,079          0.44         $204,270          6.625
6.640.........................                   1           $87,923          0.05          $87,923          6.640
6.650.........................                  12        $1,609,615          0.86         $134,135          6.650
6.675.........................                   1          $108,720          0.06         $108,720          6.675
6.690.........................                   1           $93,600          0.05          $93,600          6.690
6.700.........................                  10        $1,617,631          0.87         $161,763          6.700
6.720.........................                   1           $85,479          0.05          $85,479          6.720
6.725.........................                   2          $286,771          0.15         $143,385          6.725
6.750.........................                  15        $2,277,550          1.22         $151,837          6.750
6.780.........................                   1           $86,350          0.05          $86,350          6.780
6.800.........................                   8        $1,007,501          0.54         $125,938          6.800
6.850.........................                   6          $511,096          0.27          $85,183          6.850
6.875.........................                   3          $603,954          0.32         $201,318          6.875
6.900.........................                   4          $359,613          0.19          $89,903          6.900
6.910.........................                   1          $121,399          0.07         $121,399          6.910
6.950.........................                   7          $697,610          0.37          $99,659          6.950
6.990.........................                   2          $325,472          0.17         $162,736          6.990
7.000.........................                   6          $901,801          0.48         $150,300          7.000
7.075.........................                   1          $177,157          0.10         $177,157          7.075
7.100.........................                   5          $495,160          0.27          $99,032          7.100
7.125.........................                   2          $384,700          0.21         $192,350          7.125
7.150.........................                   5          $671,764          0.36         $134,353          7.150
7.200.........................                   2          $244,008          0.13         $122,004          7.200
7.230.........................                   1          $120,211          0.06         $120,211          7.230
7.250.........................                   5          $941,039          0.50         $188,208          7.250


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage Rate                              Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.780.........................                356                 672             80.0
5.800.........................                357                 668             79.8
5.850.........................                356                 656             80.0
5.860.........................                358                 630             80.0
5.875.........................                358                 790             76.3
5.880.........................                359                 627             80.0
5.900.........................                357                 668             80.0
5.950.........................                356                 660             80.9
5.960.........................                357                 642             80.0
5.980.........................                356                 634             80.0
5.990.........................                357                 653             80.2
5.999.........................                358                 686             80.0
6.000.........................                358                 665             78.7
6.050.........................                359                 667             80.3
6.075.........................                358                 653             79.6
6.100.........................                358                 650             79.3
6.125.........................                358                 720             76.3
6.140.........................                359                 623             78.8
6.150.........................                359                 662             80.4
6.175.........................                359                 639             80.0
6.200.........................                359                 653             79.2
6.250.........................                358                 653             79.1
6.270.........................                359                 625             79.9
6.275.........................                357                 641             80.0
6.300.........................                359                 678             79.3
6.320.........................                359                 640             80.0
6.350.........................                358                 645             76.3
6.370.........................                359                 642             79.0
6.375.........................                360                 600             80.0
6.390.........................                358                 639             79.4
6.400.........................                359                 636             78.2
6.450.........................                358                 629             78.0
6.480.........................                359                 736             80.0
6.490.........................                357                 700             80.0
6.500.........................                355                 651             77.6
6.550.........................                358                 655             75.1
6.575.........................                359                 623             79.1
6.590.........................                357                 606             79.4
6.600.........................                359                 671             75.7
6.625.........................                359                 684             86.4
6.640.........................                360                 624             80.0
6.650.........................                359                 654             78.9
6.675.........................                359                 690             78.8
6.690.........................                359                 665             79.3
6.700.........................                359                 628             79.5
6.720.........................                359                 641             77.8
6.725.........................                359                 637             79.9
6.750.........................                359                 654             81.6
6.780.........................                359                 658             80.0
6.800.........................                359                 666             82.1
6.850.........................                359                 657             78.7
6.875.........................                359                 678             82.9
6.900.........................                359                 661             79.2
6.910.........................                359                 639             90.0
6.950.........................                359                 644             80.3
6.990.........................                359                 653             79.6
7.000.........................                353                 647             81.5
7.075.........................                359                 743             90.0
7.100.........................                359                 680             78.7
7.125.........................                359                 691             83.5
7.150.........................                359                 650             82.6
7.200.........................                359                 652             83.0
7.230.........................                359                 607             78.7
7.250.........................                359                 623             84.8



                                                         11



                                            Number                        Percent of       Average
                                              of          Aggregate        Initial        Principal        Weighted
                                           Initial        Principal        Mortgage        Balance         Average
Mortgage Rate                              Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
7.300.........................                   3          $436,904          0.23         $145,635          7.300
7.400.........................                   1           $71,546          0.04          $71,546          7.400
7.450.........................                   4          $536,926          0.29         $134,232          7.450
7.475.........................                   1          $153,485          0.08         $153,485          7.475
7.500.........................                   6          $916,421          0.49         $152,737          7.500
7.550.........................                   5          $659,258          0.35         $131,852          7.550
7.650.........................                   2          $230,184          0.12         $115,092          7.650
7.750.........................                   3          $433,776          0.23         $144,592          7.750
7.780.........................                   1           $76,338          0.04          $76,338          7.780
7.800.........................                   1          $206,855          0.11         $206,855          7.800
7.850.........................                   1           $95,710          0.05          $95,710          7.850
7.875.........................                   3          $353,959          0.19         $117,986          7.875
7.900.........................                   2          $333,243          0.18         $166,622          7.900
7.930.........................                   1           $80,003          0.04          $80,003          7.930
7.990.........................                   1          $171,784          0.09         $171,784          7.990
8.000.........................                   3          $384,813          0.21         $128,271          8.000
8.100.........................                   1           $59,001          0.03          $59,001          8.100
8.125.........................                   1           $67,500          0.04          $67,500          8.125
8.500.........................                   2          $212,142          0.11         $106,071          8.500
8.550.........................                   1           $56,182          0.03          $56,182          8.550
8.650.........................                   1           $87,197          0.05          $87,197          8.650
8.750.........................                   1           $88,945          0.05          $88,945          8.750
9.450.........................                   1          $175,324          0.09         $175,324          9.450
                                         ------------  ---------------  -------------  ----------------  ------------
  Total.......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage Rate                              Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
7.300.........................                359                 620             85.4
7.400.........................                359                 684             79.6
7.450.........................                360                 682             86.7
7.475.........................                359                 640             80.0
7.500.........................                359                 626             83.6
7.550.........................                359                 659             78.8
7.650.........................                359                 634             82.6
7.750.........................                359                 643             86.0
7.780.........................                358                 629             90.0
7.800.........................                360                 643             86.3
7.850.........................                359                 641             86.0
7.875.........................                359                 689             87.9
7.900.........................                359                 645             85.1
7.930.........................                359                 660             85.0
7.990.........................                359                 627             90.0
8.000.........................                359                 640             91.1
8.100.........................                359                 625             88.8
8.125.........................                360                 653             75.0
8.500.........................                359                 617             88.9
8.550.........................                359                 633             90.0
8.650.........................                359                 693             90.0
8.750.........................                358                 609             90.0
9.450.........................                359                 648             83.6
                                         ------------     ---------------   -----------------
  Total.......................                357                 668             79.4
                                         ============     ===============   =================


---------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table inclusive of the rates of the interest premium charged by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 2 (net of such premiums) is expected to be approximately 5.447% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 2 is expected to be approximately 5.540%.



                                    Current Mortgage Loan Principal Balances(1)

                                                                          Percent of
                                            Number                         Initial         Average
Range of                                      of          Aggregate        Mortgage       Principal        Weighted
Current Mortgage                           Initial        Principal        Loans in        Balance         Average
Loan Principal                             Mortgage        Balance           Loan        Outstanding       Mortgage
Balances ($)                                Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
      0.01 -  50,000.00.......                   3          $145,944          0.08          $48,648          6.065
 50,000.01 - 100,000.00.......                 153       $12,492,089          6.70          $81,648          6.109
100,000.01 - 150,000.00.......                 335       $41,537,398         22.28         $123,992          5.816
150,000.01 - 200,000.00.......                 269       $47,227,081         25.33         $175,565          5.631
200,000.01 - 250,000.00.......                 162       $36,689,326         19.68         $226,477          5.277
250,000.01 - 300,000.00.......                 118       $32,838,998         17.62         $278,297          5.220
300,000.01 - 350,000.00.......                  44       $13,955,804          7.49         $317,177          5.261
350,000.01 - 400,000.00.......                   4        $1,536,225          0.82         $384,056          6.329
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
Range of                                   Remaining         Weighted         Original
Current Mortgage                            Term to          Average          Loan-to-
Loan Principal                             Maturity        FICO Credit       Value Ratio
Balances ($)                               (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
      0.01 -  50,000.00.......                358                 734             52.7
 50,000.01 - 100,000.00.......                358                 665             77.9
100,000.01 - 150,000.00.......                357                 667             79.2
150,000.01 - 200,000.00.......                357                 663             79.0
200,000.01 - 250,000.00.......                357                 669             79.3
250,000.01 - 300,000.00.......                356                 674             80.6
300,000.01 - 350,000.00.......                356                 672             80.5
350,000.01 - 400,000.00.......                353                 676             76.5
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in Loan Group 2 is approximately $171,345.


                                               FICO Credit Scores(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Range of                                   Initial        Principal        Loans in        Balance         Average
FICO Credit                                Mortgage        Balance           Loan        Outstanding       Mortgage
Scores                                      Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
581 - 600.....................                   1          $181,500          0.10         $181,500          6.375
601 - 620.....................                  94       $14,471,030          7.76         $153,947          6.117
621 - 640.....................                 231       $39,271,235         21.07         $170,005          5.640
641 - 660.....................                 238       $40,992,855         21.99         $172,239          5.613
661 - 680.....................                 191       $32,577,918         17.48         $170,565          5.485
681 - 700.....................                 125       $22,782,508         12.22         $182,260          5.401
701 - 720.....................                  69       $11,901,102          6.38         $172,480          5.282
721 - 740.....................                  53        $9,457,670          5.07         $178,447          5.219
741 - 760.....................                  49        $9,144,480          4.91         $186,622          5.164
761 - 780.....................                  23        $3,599,632          1.93         $156,506          5.495
781 - 800.....................                  12        $1,699,059          0.91         $141,588          5.182
801 - 820.....................                   2          $343,877          0.18         $171,939          5.259
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Range of                                    Term to          Average          Original
FICO Credit                                Maturity        FICO Credit      Loan-to-Value
Scores                                     (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
581 - 600.....................                360                 600             80.0
601 - 620.....................                357                 615             77.7
621 - 640.....................                357                 630             79.1
641 - 660.....................                357                 650             81.2
661 - 680.....................                356                 670             78.9
681 - 700.....................                355                 690             79.8
701 - 720.....................                357                 709             79.9
721 - 740.....................                357                 729             78.0
741 - 760.....................                357                 750             78.8
761 - 780.....................                357                 767             79.0
781 - 800.....................                357                 788             73.1
801 - 820.....................                357                 807             58.1
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans in Loan Group 2 is approximately 668.



                                 Documentation Programs for Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Type of                                    Mortgage        Balance           Loan        Outstanding       Mortgage
Program                                     Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Full/Alternative..............                 736      $123,354,223         66.17         $167,601          5.503
Full-DU.......................                 177       $31,369,399         16.83         $177,228          5.193
Reduced.......................                 163       $29,798,664         15.98         $182,814          6.076
No Ratio......................                   9        $1,521,295          0.82         $169,033          5.193
Streamlined...................                   1          $241,733          0.13         $241,733          5.375
No Income/No Asset............                   2          $137,551          0.07          $68,776          5.915
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Type of                                    Maturity        FICO Credit      Loan-to-Value
Program                                    (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Full/Alternative..............                356                 663             79.2
Full-DU.......................                356                 676             79.9
Reduced.......................                358                 679             79.9
No Ratio......................                357                 683             73.5
Streamlined...................                345                 706             84.8
No Income/No Asset............                358                 740             43.7
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================




                                        Original Loan-to-Value Ratios(1)(2)

                                                                          Percent of
                                            Number                         Initial         Average
Range of                                      of          Aggregate        Mortgage       Principal        Weighted
Original                                   Initial        Principal        Loans in        Balance         Average
Loan-to-Value                              Mortgage        Balance           Loan        Outstanding       Mortgage
Ratios (%)                                  Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
50.00 and Below...............                  19        $2,619,708          1.41         $137,879          5.170
50.01 to 55.00................                  13        $2,151,921          1.15         $165,532          5.142
55.01 to 60.00................                  11        $2,145,138          1.15         $195,013          5.347
60.01 to 65.00................                  20        $4,089,044          2.19         $204,452          5.286
65.01 to 70.00................                  34        $6,160,305          3.30         $181,185          5.229
70.01 to 75.00................                  46        $8,457,023          4.54         $183,848          5.386
75.01 to 80.00................                 753      $123,135,819         66.05         $163,527          5.560
80.01 to 85.00................                  52       $10,405,825          5.58         $200,112          5.395
85.01 to 90.00................                 116       $22,350,284         11.99         $192,675          5.844
90.01 to 95.00................                  19        $4,422,648          2.37         $232,771          5.091
95.01 to 100.00...............                   5          $485,150          0.26          $97,030          7.092
                                         ------------  ---------------  -------------  ----------------  ------------
  Total.......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Range of                                   Remaining         Weighted          Average
Original                                    Term to          Average          Original
Loan-to-Value                              Maturity        FICO Credit      Loan-to-Value
Ratios (%)                                 (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
50.00 and Below...............                357                 676             38.0
50.01 to 55.00................                357                 674             52.6
55.01 to 60.00................                358                 693             57.5
60.01 to 65.00................                357                 657             62.9
65.01 to 70.00................                357                 676             68.6
70.01 to 75.00................                357                 674             74.0
75.01 to 80.00................                357                 668             79.7
80.01 to 85.00................                357                 673             84.0
85.01 to 90.00................                355                 662             89.4
90.01 to 95.00................                356                 670             94.3
95.01 to 100.00...............                360                 692            100.0
                                         ------------     ---------------   -----------------
  Total.......................                357                 668             79.4
                                         ============     ===============   =================


---------
(1) The weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in Loan Group 2 is approximately 79.38%.
(2) Does not take into account any secondary financing on the Initial Mortgage Loans in Loan Group 2 that may exist at the time of origination.


                                   State Distribution of Mortgaged Properties(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
State                                       Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Alabama.......................                   1          $214,400          0.12         $214,400          4.500
Arizona.......................                  83       $11,506,965          6.17         $138,638          5.649
California....................                 347       $78,599,284         42.16         $226,511          5.261
Colorado......................                  18        $3,120,884          1.67         $173,382          5.587
Connecticut...................                  13        $1,745,999          0.94         $134,308          5.838
Delaware......................                   3          $553,200          0.30         $184,400          4.965
Florida.......................                  73       $10,720,749          5.75         $146,860          5.619
Georgia.......................                  36        $4,901,429          2.63         $136,151          5.895
Hawaii........................                   1          $197,451          0.11         $197,451          5.000
Iowa..........................                   8          $927,922          0.50         $115,990          6.406
Idaho.........................                   2          $318,649          0.17         $159,324          5.147
Illinois......................                  21        $3,329,522          1.79         $158,549          5.922
Indiana.......................                  16        $2,146,561          1.15         $134,160          5.728
Kansas........................                   4          $528,412          0.28         $132,103          5.743
Kentucky......................                   8          $768,758          0.41          $96,095          5.748
Massachusetts.................                  13        $2,955,870          1.59         $227,375          5.526
Maryland......................                  26        $4,446,738          2.39         $171,028          5.518
Maine.........................                   1          $202,240          0.11         $202,240          4.500
Michigan......................                  26        $3,086,961          1.66         $118,729          5.969
Minnesota.....................                  56        $8,386,022          4.50         $149,750          5.922
Missouri......................                  14        $1,784,178          0.96         $127,441          5.765
Mississippi...................                   6          $832,779          0.45         $138,797          5.040
North Carolina................                  34        $4,698,669          2.52         $138,196          6.261
North Dakota..................                   2          $202,658          0.11         $101,329          5.546
Nebraska......................                   3          $302,982          0.16         $100,994          6.285
New Hampshire.................                   1          $187,800          0.10         $187,800          4.800
NewJersey.....................                  11        $2,254,480          1.21         $204,953          6.427
New Mexico....................                   3          $492,454          0.26         $164,151          5.750
Nevada........................                  18        $2,745,566          1.47         $152,531          5.742
New York......................                  12        $2,454,246          1.32         $204,521          5.679
Ohio..........................                  42        $4,782,035          2.57         $113,858          5.909
Oregon........................                  27        $3,757,909          2.02         $139,182          5.655
Pennsylvania..................                  12        $1,630,498          0.87         $135,875          5.471
Rhode Island..................                   3          $499,424          0.27         $166,475          5.583
South Carolina................                   8        $1,241,456          0.67         $155,182          6.048
South Dakota..................                   1           $69,082          0.04          $69,082          6.800
Tennessee.....................                  24        $3,062,308          1.64         $127,596          5.739
Texas.........................                  16        $1,728,040          0.93         $108,002          5.965
Utah..........................                   9        $1,335,938          0.72         $148,438          5.304
Virginia......................                  27        $4,323,113          2.32         $160,115          5.921
Washington....................                  44        $7,716,554          4.14         $175,376          5.292
Wisconsin.....................                  11        $1,258,421          0.68         $114,402          6.177
West Virginia.................                   3          $301,559          0.16         $100,520          6.937
Wyoming.......................                   1          $102,701          0.06         $102,701          6.150
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
                                           Maturity        FICO Credit      Loan-to-Value
State                                      (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Alabama.......................                355                 669             80.0
Arizona.......................                357                 665             80.9
California....................                356                 676             78.2
Colorado......................                358                 665             82.7
Connecticut...................                358                 673             77.9
Delaware......................                358                 662             88.5
Florida.......................                357                 666             79.9
Georgia.......................                358                 661             80.7
Hawaii........................                354                 690             90.0
Iowa..........................                359                 665             82.0
Idaho.........................                356                 646             80.0
Illinois......................                358                 666             77.1
Indiana.......................                349                 676             82.2
Kansas........................                357                 686             79.9
Kentucky......................                358                 640             79.1
Massachusetts.................                358                 659             75.5
Maryland......................                356                 661             81.1
Maine.........................                354                 635             80.0
Michigan......................                358                 652             79.9
Minnesota.....................                357                 658             79.5
Missouri......................                358                 666             82.4
Mississippi...................                356                 706             79.8
North Carolina................                358                 654             79.1
North Dakota..................                357                 694             79.9
Nebraska......................                358                 628             79.5
New Hampshire.................                357                 704             80.0
NewJersey.....................                359                 659             79.6
New Mexico....................                359                 640             78.4
Nevada........................                357                 674             78.5
New York......................                357                 637             82.6
Ohio..........................                358                 662             81.0
Oregon........................                357                 669             80.3
Pennsylvania..................                358                 660             75.5
Rhode Island..................                358                 649             79.5
South Carolina................                357                 652             83.0
South Dakota..................                359                 627             78.6
Tennessee.....................                358                 670             80.3
Texas.........................                358                 666             79.4
Utah..........................                356                 665             81.6
Virginia......................                356                 653             80.8
Washington....................                357                 663             80.9
Wisconsin.....................                358                 682             79.9
West Virginia.................                359                 642             79.1
Wyoming.......................                359                 685             78.5
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


---------
(1) No more than approximately [ ]% of the Initial Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.


                                         Purpose of Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Loan Purpose                                Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Purchase......................                 627      $101,223,216         54.30         $161,441          5.622
Refinance (cash-out)..........                 326       $64,023,097         34.34         $196,390          5.386
Refinance (rate/term).........                 135       $21,176,553         11.36         $156,863          5.617
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
                                           Maturity        FICO Credit      Loan-to-Value
Loan Purpose                               (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Purchase......................                357                 672             80.3
Refinance (cash-out)..........                356                 666             77.7
Refinance (rate/term).........                357                 657             80.2
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================




                                            Type of Mortgaged Properties

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Property Type                               Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Single Family Residence.......                 824      $137,598,182         73.81         $166,988          5.557
Planned Unit Development......                 111       $21,916,224         11.76         $197,443          5.376
Low-rise Condominium..........                 123       $21,032,844         11.28         $170,999          5.479
2-4 Family Residence..........                  26        $5,399,098          2.90         $207,658          6.048
High-rise Condominium.........                   3          $297,300          0.16          $99,100          5.508
Manufactured Housing(1).......                   1          $179,218          0.10         $179,218          5.000
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
                                           Remaining         Weighted         Original
                                            Term to          Average          Loan-to-
                                           Maturity        FICO Credit       Value Ratio
Property Type                              (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
Single Family Residence.......                357                 666             79.8
Planned Unit Development......                357                 671             78.8
Low-rise Condominium..........                357                 680             79.6
2-4 Family Residence..........                357                 678             71.1
High-rise Condominium.........                356                 663             78.0
Manufactured Housing(1).......                353                 689             93.0
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


-----------
(1) Treated as real property.



                                                 Occupancy Types(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Occupancy Type                              Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Primary Residence.............               1,028      $176,393,539         94.62         $171,589          5.529
Investment Property...........                  51        $8,122,996          4.36         $159,274          5.855
Secondary Residence...........                   9        $1,906,330          1.02         $211,814          5.237
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
                                           Remaining         Weighted         Original
                                            Term to          Average          Loan-to-
                                           Maturity        FICO Credit       Value Ratio
Occupancy Type                             (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
Primary Residence.............                357                 667             79.5
Investment Property...........                357                 696             77.3
Secondary Residence...........                357                 692             79.5
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


-----------
(1) Based upon representations of the related borrowers at the time of origination.


                                           Remaining Terms to Maturity(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Remaining Term                             Mortgage        Balance           Loan        Outstanding       Mortgage
to Maturity (Months)                        Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
360...........................                  34        $4,768,197          2.56         $140,241          6.964
359...........................                 328       $49,734,527         26.68         $151,630          6.078
358...........................                 141       $23,192,516         12.44         $164,486          5.682
357...........................                 147       $25,469,952         13.66         $173,265          5.325
356...........................                 277       $49,525,702         26.57         $178,793          5.176
355...........................                  89       $18,270,766          9.80         $205,290          5.170
354...........................                  35        $7,506,664          4.03         $214,476          5.103
353...........................                  16        $3,546,736          1.90         $221,671          5.095
352...........................                  12        $2,436,942          1.31         $203,078          4.837
351...........................                   4          $814,719          0.44         $203,680          5.196
345...........................                   1          $241,733          0.13         $241,733          5.375
335...........................                   1          $390,295          0.21         $390,295          6.500
324...........................                   1          $154,763          0.08         $154,763          7.000
237...........................                   1          $265,731          0.14         $265,731          4.750
179...........................                   1          $103,622          0.06         $103,622          5.350
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
Remaining Term                             Maturity           Credit         Value Ratio
to Maturity (Months)                       (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
360...........................                360                 657             83.8
359...........................                359                 663             78.5
358...........................                358                 671             77.8
357...........................                357                 668             79.7
356...........................                356                 676             79.6
355...........................                355                 669             79.7
354...........................                354                 661             82.3
353...........................                353                 656             83.2
352...........................                352                 652             76.4
351...........................                351                 661             78.4
345...........................                345                 706             84.8
335...........................                335                 646             86.0
324...........................                324                 605             78.8
237...........................                237                 685             86.4
179...........................                179                 663             80.0
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


------------
(1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in Loan Group 2 is approximately 357 months.


                                         Months to Initial Adjustment Date

                                                                          Percent of
                                            Number                         Initial         Average
Months to                                     of          Aggregate        Mortgage       Principal        Weighted
Initial                                    Initial        Principal        Loans in        Balance         Average
Adjustment                                 Mortgage        Balance           Loan        Outstanding       Mortgage
Date                                        Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.............................                   1          $123,500          0.07         $123,500          3.125
4.............................                   4          $650,470          0.35         $162,618          4.215
5.............................                  16        $2,625,043          1.41         $164,065          4.185
15............................                   2          $440,857          0.24         $220,429          4.853
16............................                   8        $1,667,136          0.89         $208,392          4.756
17............................                   8        $2,013,387          1.08         $251,673          5.151
18............................                  24        $5,176,326          2.78         $215,680          5.171
19............................                  31        $7,501,222          4.02         $241,975          5.296
20............................                  46        $9,791,131          5.25         $212,851          5.211
21............................                  41        $7,414,662          3.98         $180,845          5.325
22............................                  45        $7,615,832          4.09         $169,241          5.496
23............................                 139       $23,369,745         12.54         $168,128          5.933
24............................                  22        $2,900,702          1.56         $131,850          7.024
27............................                   1           $70,398          0.04          $70,398          4.950
28............................                   4          $769,805          0.41         $192,451          5.013
29............................                   7        $1,354,131          0.73         $193,447          5.026
30............................                  11        $2,330,338          1.25         $211,849          4.954
31............................                  53        $9,653,581          5.18         $182,143          5.064
32............................                 199       $33,912,080         18.19         $170,412          5.196
33............................                  98       $16,308,845          8.75         $166,417          5.296
34............................                  84       $13,193,374          7.08         $157,064          5.812
35............................                 167       $22,858,177         12.26         $136,875          6.438
36............................                  11        $1,672,495          0.90         $152,045          6.914
48............................                   1          $154,763          0.08         $154,763          7.000
55............................                   5        $1,115,962          0.60         $223,192          5.248
56............................                  32        $5,822,492          3.12         $181,953          4.996
57............................                   9        $2,012,177          1.08         $223,575          5.486
58............................                   8        $1,732,840          0.93         $216,605          6.066
59............................                   8        $1,431,199          0.77         $178,900          6.362
60............................                   1          $195,000          0.10         $195,000          6.500
69............................                   1          $241,733          0.13         $241,733          5.375
75............................                   1          $303,464          0.16         $303,464          5.750
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Months to                                  Remaining         Weighted          Average
Initial                                     Term to          Average          Original
Adjustment                                 Maturity        FICO Credit      Loan-to-Value
Date                                       (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.............................                359                 742             68.6
4.............................                358                 682             71.9
5.............................                359                 692             78.7
15............................                351                 656             77.1
16............................                352                 657             79.2
17............................                353                 645             83.1
18............................                354                 660             82.4
19............................                355                 670             78.6
20............................                356                 676             78.2
21............................                353                 677             80.7
22............................                358                 670             74.6
23............................                358                 662             78.6
24............................                360                 654             85.8
27............................                351                 621             80.0
28............................                352                 641             70.2
29............................                353                 667             82.2
30............................                354                 663             81.9
31............................                355                 670             80.3
32............................                356                 668             80.2
33............................                357                 662             79.2
34............................                358                 664             79.7
35............................                359                 657             78.9
36............................                360                 658             82.5
48............................                324                 605             78.8
55............................                355                 660             82.3
56............................                356                 722             79.0
57............................                357                 687             81.0
58............................                358                 728             79.5
59............................                359                 725             74.7
60............................                360                 695             66.1
69............................                345                 706             84.8
75............................                351                 677             80.0
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================



                                                  Gross Margins(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Gross                                      Initial        Principal        Loans in        Balance         Average
Margin                                     Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.750.........................                   1          $124,500          0.07         $124,500          3.500
2.000.........................                   2          $411,500          0.22         $205,750          3.125
2.125.........................                   3          $554,500          0.30         $184,833          3.539
2.250.........................                  54       $10,201,590          5.47         $188,918          5.228
2.375.........................                   4          $651,500          0.35         $162,875          3.708
2.500.........................                   2          $250,000          0.13         $125,000          4.795
2.625.........................                   1          $164,000          0.09         $164,000          4.000
2.750.........................                   7        $1,863,785          1.00         $266,255          6.050
2.875.........................                   2          $480,000          0.26         $240,000          5.999
3.250.........................                   9        $1,345,821          0.72         $149,536          5.528
3.740.........................                   1          $299,941          0.16         $299,941          4.740
3.750.........................                   4        $1,139,890          0.61         $284,973          5.269
3.950.........................                   1          $207,200          0.11         $207,200          4.950
3.990.........................                   3          $771,436          0.41         $257,145          4.990
4.000.........................                   1          $204,000          0.11         $204,000          7.000
4.070.........................                   1          $107,501          0.06         $107,501          5.250
4.100.........................                   1          $157,250          0.08         $157,250          5.100
4.150.........................                   1          $248,000          0.13         $248,000          5.150
4.200.........................                   2          $418,996          0.22         $209,498          4.550
4.220.........................                   1          $238,069          0.13         $238,069          4.600
4.240.........................                   2          $510,255          0.27         $255,128          5.240
4.250.........................                  38        $7,958,064          4.27         $209,423          4.528
4.300.........................                   1          $163,749          0.09         $163,749          4.550
4.330.........................                   1          $180,800          0.10         $180,800          4.580
4.350.........................                   6          $915,201          0.49         $152,533          4.600
4.360.........................                   1          $234,339          0.13         $234,339          4.800
4.400.........................                  11        $2,090,471          1.12         $190,043          4.650
4.410.........................                   1          $171,105          0.09         $171,105          4.800
4.450.........................                  13        $2,398,865          1.29         $184,528          4.700
4.460.........................                   1          $254,400          0.14         $254,400          4.710
4.500.........................                  31        $5,979,891          3.21         $192,900          4.979
4.530.........................                   1          $324,000          0.17         $324,000          5.530
4.550.........................                  11        $2,091,474          1.12         $190,134          4.951
4.560.........................                   1           $79,530          0.04          $79,530          5.000
4.600.........................                   9        $1,396,710          0.75         $155,190          4.850
4.610.........................                   1          $188,557          0.10         $188,557          5.150
4.625.........................                   2          $438,000          0.23         $219,000          4.875
4.650.........................                  18        $3,205,603          1.72         $178,089          4.900
4.660.........................                   1          $234,015          0.13         $234,015          4.950
4.680.........................                   1          $180,774          0.10         $180,774          4.930
4.700.........................                  22        $4,054,884          2.18         $184,313          5.051
4.725.........................                   1          $318,750          0.17         $318,750          5.725
4.740.........................                  18        $3,522,947          1.89         $195,719          5.065
4.750.........................                  30        $5,872,212          3.15         $195,740          5.221
4.800.........................                   7        $1,047,201          0.56         $149,600          5.040
4.812.........................                   1          $182,748          0.10         $182,748          5.450
4.830.........................                   1          $235,158          0.13         $235,158          5.080
4.850.........................                   6        $1,452,746          0.78         $242,124          5.249
4.860.........................                   1          $133,528          0.07         $133,528          5.150
4.875.........................                   2          $307,842          0.17         $153,921          5.125
4.900.........................                  18        $3,055,285          1.64         $169,738          5.182
4.910.........................                   1           $67,599          0.04          $67,599          5.100
4.950.........................                  15        $2,605,777          1.40         $173,718          5.346
4.990.........................                   4          $780,743          0.42         $195,186          5.872
4.998.........................                   1          $138,903          0.07         $138,903          5.700
5.000.........................                  44        $8,802,051          4.72         $200,047          5.395
5.010.........................                   3          $679,164          0.36         $226,388          4.962
5.025.........................                   1          $102,949          0.06         $102,949          5.270
5.030.........................                   1          $104,004          0.06         $104,004          4.750
5.050.........................                  13        $2,388,743          1.28         $183,749          5.302


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Gross                                       Term to          Average          Original
Margin                                     Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.750.........................                359                 676             91.5
2.000.........................                359                 736             76.6
2.125.........................                359                 717             76.0
2.250.........................                356                 713             80.0
2.375.........................                359                 681             68.7
2.500.........................                358                 774             81.7
2.625.........................                359                 662             80.0
2.750.........................                350                 698             80.4
2.875.........................                357                 673             80.0
3.250.........................                358                 666             75.9
3.740.........................                356                 759             66.7
3.750.........................                356                 714             78.4
3.950.........................                356                 666             80.0
3.990.........................                355                 707             67.5
4.000.........................                358                 692             80.0
4.070.........................                356                 783             80.0
4.100.........................                356                 619             52.5
4.150.........................                353                 640             80.0
4.200.........................                357                 650             80.0
4.220.........................                357                 638             71.3
4.240.........................                355                 637             83.1
4.250.........................                356                 684             78.4
4.300.........................                357                 639             55.0
4.330.........................                356                 696             80.0
4.350.........................                357                 651             80.0
4.360.........................                358                 743             59.5
4.400.........................                356                 671             80.8
4.410.........................                357                 627             75.0
4.450.........................                356                 709             80.0
4.460.........................                355                 666             80.0
4.500.........................                355                 666             78.0
4.530.........................                355                 666             90.0
4.550.........................                356                 680             80.8
4.560.........................                358                 700             47.9
4.600.........................                356                 677             80.0
4.610.........................                358                 721             89.6
4.625.........................                357                 705             80.0
4.650.........................                356                 647             81.0
4.660.........................                357                 697             83.9
4.680.........................                358                 669             80.0
4.700.........................                356                 680             79.3
4.725.........................                355                 733             75.0
4.740.........................                356                 660             80.0
4.750.........................                357                 709             71.4
4.800.........................                356                 683             80.0
4.812.........................                359                 701             64.1
4.830.........................                357                 654             80.0
4.850.........................                355                 643             77.5
4.860.........................                357                 742             90.0
4.875.........................                357                 718             80.0
4.900.........................                356                 668             80.5
4.910.........................                358                 629             80.0
4.950.........................                356                 676             81.0
4.990.........................                354                 648             71.6
4.998.........................                359                 682             90.0
5.000.........................                357                 676             78.0
5.010.........................                357                 660             76.7
5.025.........................                356                 707             80.0
5.030.........................                357                 651             80.0
5.050.........................                356                 666             78.6


                                                         18



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Gross                                      Initial        Principal        Loans in        Balance         Average
Margin                                     Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.060.........................                   1          $219,050          0.12         $219,050          4.990
5.070.........................                   1          $133,500          0.07         $133,500          5.320
5.075.........................                   1          $256,000          0.14         $256,000          5.325
5.080.........................                   1          $195,807          0.11         $195,807          6.050
5.100.........................                  13        $2,891,901          1.55         $222,454          5.350
5.110.........................                   1          $119,792          0.06         $119,792          5.350
5.150.........................                  18        $3,283,592          1.76         $182,422          5.383
5.200.........................                  16        $2,268,442          1.22         $141,778          5.506
5.210.........................                   1          $168,626          0.09         $168,626          5.350
5.240.........................                   2          $323,400          0.17         $161,700          5.490
5.248.........................                   1          $167,821          0.09         $167,821          5.650
5.250.........................                  24        $4,309,771          2.31         $179,574          5.504
5.260.........................                   1          $112,000          0.06         $112,000          5.510
5.275.........................                   1          $187,920          0.10         $187,920          5.525
5.300.........................                   5          $935,567          0.50         $187,113          5.550
5.310.........................                   1           $99,779          0.05          $99,779          5.450
5.340.........................                   1          $171,800          0.09         $171,800          5.590
5.350.........................                   9        $1,473,917          0.79         $163,769          5.632
5.375.........................                   2          $360,160          0.19         $180,080          5.625
5.400.........................                  12        $2,067,136          1.11         $172,261          5.650
5.410.........................                   1          $179,601          0.10         $179,601          5.450
5.420.........................                   1           $73,247          0.04          $73,247          5.300
5.450.........................                  13        $1,816,411          0.97         $139,724          5.700
5.500.........................                  19        $3,751,616          2.01         $197,453          5.586
5.530.........................                   1          $111,980          0.06         $111,980          5.780
5.540.........................                   1          $152,474          0.08         $152,474          5.275
5.550.........................                   5        $1,068,807          0.57         $213,761          5.800
5.570.........................                   1           $99,661          0.05          $99,661          5.350
5.600.........................                   6          $886,810          0.48         $147,802          5.850
5.610.........................                   1          $129,314          0.07         $129,314          5.860
5.630.........................                   1          $127,870          0.07         $127,870          5.880
5.650.........................                  26        $3,824,902          2.05         $147,112          5.900
5.700.........................                  16        $2,495,086          1.34         $155,943          5.950
5.710.........................                   1           $95,970          0.05          $95,970          5.960
5.730.........................                   1          $156,000          0.08         $156,000          5.980
5.740.........................                  13        $2,108,467          1.13         $162,190          5.990
5.750.........................                  18        $2,568,589          1.38         $142,699          5.950
5.760.........................                   2          $624,981          0.34         $312,490          5.631
5.800.........................                  10        $1,479,768          0.79         $147,977          6.050
5.810.........................                   1          $284,400          0.15         $284,400          5.200
5.825.........................                   1          $167,200          0.09         $167,200          6.075
5.850.........................                  15        $1,618,416          0.87         $107,894          6.100
5.860.........................                   1          $154,942          0.08         $154,942          5.400
5.875.........................                   1          $181,500          0.10         $181,500          6.375
5.890.........................                   1          $130,466          0.07         $130,466          6.140
5.900.........................                  20        $2,728,948          1.46         $136,447          6.150
5.910.........................                   1          $157,500          0.08         $157,500          5.800
5.925.........................                   2          $170,071          0.09          $85,036          6.175
5.950.........................                  12        $1,538,966          0.83         $128,247          6.200
6.000.........................                  88       $15,985,799          8.58         $181,657          5.437
6.010.........................                   1          $246,495          0.13         $246,495          5.250
6.020.........................                   1           $99,826          0.05          $99,826          6.270
6.025.........................                   1          $132,751          0.07         $132,751          6.275
6.050.........................                   6          $780,789          0.42         $130,132          6.300
6.070.........................                   1          $134,274          0.07         $134,274          6.320
6.100.........................                  10        $1,418,272          0.76         $141,827          6.385
6.120.........................                   1          $112,821          0.06         $112,821          6.370
6.125.........................                   2          $366,329          0.20         $183,165          6.625
6.140.........................                   2          $288,070          0.15         $144,035          6.390
6.150.........................                  11        $1,284,802          0.69         $116,800          6.400


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Gross                                       Term to          Average          Original
Margin                                     Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.060.........................                357                 625             74.6
5.070.........................                356                 689             80.0
5.075.........................                357                 753             80.0
5.080.........................                359                 679             80.0
5.100.........................                356                 648             77.6
5.110.........................                357                 790             75.0
5.150.........................                356                 663             81.2
5.200.........................                356                 654             81.3
5.210.........................                358                 647             84.6
5.240.........................                356                 708             87.0
5.248.........................                359                 668             82.0
5.250.........................                353                 672             77.1
5.260.........................                357                 688             80.0
5.275.........................                358                 649             80.0
5.300.........................                356                 646             80.8
5.310.........................                358                 625             80.0
5.340.........................                356                 623             71.7
5.350.........................                356                 641             79.5
5.375.........................                355                 653             77.0
5.400.........................                357                 669             82.1
5.410.........................                358                 742             80.0
5.420.........................                357                 667             80.0
5.450.........................                357                 692             80.0
5.500.........................                356                 656             78.7
5.530.........................                356                 711             80.0
5.540.........................                357                 663             90.0
5.550.........................                357                 673             80.0
5.570.........................                357                 629             68.5
5.600.........................                356                 641             80.0
5.610.........................                358                 630             80.0
5.630.........................                359                 627             80.0
5.650.........................                357                 668             80.0
5.700.........................                356                 654             81.2
5.710.........................                357                 642             80.0
5.730.........................                356                 634             80.0
5.740.........................                357                 661             81.9
5.750.........................                359                 652             81.1
5.760.........................                357                 648             87.4
5.800.........................                359                 666             80.3
5.810.........................                357                 630             90.0
5.825.........................                358                 653             79.6
5.850.........................                358                 652             79.2
5.860.........................                357                 627             85.0
5.875.........................                360                 600             80.0
5.890.........................                359                 623             78.8
5.900.........................                359                 662             80.4
5.910.........................                357                 660             90.0
5.925.........................                359                 639             80.0
5.950.........................                359                 653             79.2
6.000.........................                357                 655             77.4
6.010.........................                357                 625             85.0
6.020.........................                359                 625             79.9
6.025.........................                357                 641             80.0
6.050.........................                359                 678             79.3
6.070.........................                359                 640             80.0
6.100.........................                359                 645             76.8
6.120.........................                359                 642             79.0
6.125.........................                359                 632             90.9
6.140.........................                358                 639             79.4
6.150.........................                359                 636             78.2


                                                         19



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Gross                                      Initial        Principal        Loans in        Balance         Average
Margin                                     Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
6.200.........................                   7          $901,000          0.48         $128,714          6.450
6.230.........................                   1          $151,920          0.08         $151,920          6.480
6.240.........................                   1           $99,600          0.05          $99,600          6.490
6.250.........................                  13        $1,826,677          0.98         $140,514          6.533
6.300.........................                   5          $661,951          0.36         $132,390          6.550
6.325.........................                   1           $67,878          0.04          $67,878          6.575
6.340.........................                   1          $134,100          0.07         $134,100          6.590
6.350.........................                   8          $992,600          0.53         $124,075          6.600
6.375.........................                   2          $428,800          0.23         $214,400          6.875
6.400.........................                  13        $1,697,538          0.91         $130,580          6.649
6.425.........................                   1          $108,720          0.06         $108,720          6.675
6.440.........................                   1           $93,600          0.05          $93,600          6.690
6.450.........................                  10        $1,617,631          0.87         $161,763          6.700
6.470.........................                   1           $85,479          0.05          $85,479          6.720
6.475.........................                   2          $286,771          0.15         $143,385          6.725
6.500.........................                  54       $10,982,460          5.89         $203,379          5.235
6.530.........................                   1           $86,350          0.05          $86,350          6.780
6.550.........................                   8        $1,007,501          0.54         $125,938          6.800
6.600.........................                   6          $511,096          0.27          $85,183          6.850
6.625.........................                   1          $135,500          0.07         $135,500          7.125
6.650.........................                   4          $359,613          0.19          $89,903          6.900
6.660.........................                   1          $121,399          0.07         $121,399          6.910
6.700.........................                   7          $697,610          0.37          $99,659          6.950
6.740.........................                   2          $325,472          0.17         $162,736          6.990
6.750.........................                   3          $460,038          0.25         $153,346          7.000
6.825.........................                   1          $177,157          0.10         $177,157          7.075
6.850.........................                   5          $495,160          0.27          $99,032          7.100
6.900.........................                   5          $671,764          0.36         $134,353          7.150
6.950.........................                   2          $244,008          0.13         $122,004          7.200
6.980.........................                   1          $120,211          0.06         $120,211          7.230
7.000.........................                   5          $941,039          0.50         $188,208          7.250
7.050.........................                   3          $436,904          0.23         $145,635          7.300
7.150.........................                   1           $71,546          0.04          $71,546          7.400
7.200.........................                   4          $536,926          0.29         $134,232          7.450
7.225.........................                   1          $153,485          0.08         $153,485          7.475
7.250.........................                   7        $1,051,421          0.56         $150,203          7.532
7.300.........................                   5          $659,258          0.35         $131,852          7.550
7.375.........................                   2          $230,000          0.12         $115,000          7.875
7.400.........................                   2          $230,184          0.12         $115,092          7.650
7.500.........................                   3          $348,776          0.19         $116,259          7.786
7.530.........................                   1           $76,338          0.04          $76,338          7.780
7.550.........................                   1          $206,855          0.11         $206,855          7.800
7.600.........................                   1           $95,710          0.05          $95,710          7.850
7.625.........................                   1           $67,500          0.04          $67,500          8.125
7.650.........................                   2          $333,243          0.18         $166,622          7.900
7.680.........................                   1           $80,003          0.04          $80,003          7.930
7.740.........................                   1          $171,784          0.09         $171,784          7.990
7.750.........................                   2          $334,813          0.18         $167,406          8.000
7.850.........................                   1           $59,001          0.03          $59,001          8.100
8.250.........................                   2          $212,142          0.11         $106,071          8.500
8.300.........................                   1           $56,182          0.03          $56,182          8.550
8.400.........................                   1           $87,197          0.05          $87,197          8.650
8.500.........................                   1           $88,945          0.05          $88,945          8.750
9.200.........................                   1          $175,324          0.09         $175,324          9.450
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Gross                                       Term to          Average          Original
Margin                                     Maturity        FICO Credit      Loan-to-Value
(%)                                        (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
6.200.........................                358                 629             78.0
6.230.........................                359                 736             80.0
6.240.........................                357                 700             80.0
6.250.........................                359                 641             81.0
6.300.........................                358                 655             75.1
6.325.........................                359                 623             79.1
6.340.........................                357                 606             79.4
6.350.........................                359                 677             74.8
6.375.........................                360                 669             80.0
6.400.........................                359                 653             79.0
6.425.........................                359                 690             78.8
6.440.........................                359                 665             79.3
6.450.........................                359                 628             79.5
6.470.........................                359                 641             77.8
6.475.........................                359                 637             79.9
6.500.........................                354                 655             83.3
6.530.........................                359                 658             80.0
6.550.........................                359                 666             82.1
6.600.........................                359                 657             78.7
6.625.........................                360                 712             90.0
6.650.........................                359                 661             79.2
6.660.........................                359                 639             90.0
6.700.........................                359                 644             80.3
6.740.........................                359                 653             79.6
6.750.........................                359                 636             79.8
6.825.........................                359                 743             90.0
6.850.........................                359                 680             78.7
6.900.........................                359                 650             82.6
6.950.........................                359                 652             83.0
6.980.........................                359                 607             78.7
7.000.........................                359                 623             84.8
7.050.........................                359                 620             85.4
7.150.........................                359                 684             79.6
7.200.........................                360                 682             86.7
7.225.........................                359                 640             80.0
7.250.........................                359                 631             85.7
7.300.........................                359                 659             78.8
7.375.........................                360                 667             92.2
7.400.........................                359                 634             82.6
7.500.........................                359                 651             82.6
7.530.........................                358                 629             90.0
7.550.........................                360                 643             86.3
7.600.........................                359                 641             86.0
7.625.........................                360                 653             75.0
7.650.........................                359                 645             85.1
7.680.........................                359                 660             85.0
7.740.........................                359                 627             90.0
7.750.........................                359                 622             89.8
7.850.........................                359                 625             88.8
8.250.........................                359                 617             88.9
8.300.........................                359                 633             90.0
8.400.........................                359                 693             90.0
8.500.........................                358                 609             90.0
9.200.........................                359                 648             83.6
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


------------
(1) As of the initial cut-off date, the weighted average gross margin of the Initial Mortgage Loans in Loan Group 2 was approximately 5.182%.


                                               Maximum Mortgage Rates

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Maximum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
9.125.........................                   2          $411,500          0.22         $205,750          3.125
9.500.........................                   7        $1,246,363          0.67         $178,052          3.866
9.625.........................                   1          $200,800          0.11         $200,800          3.625
9.750.........................                   1           $87,000          0.05          $87,000          3.750
9.875.........................                   1          $135,000          0.07         $135,000          3.875
9.999.........................                   1          $247,500          0.13         $247,500          4.999
10.000........................                   1          $164,000          0.09         $164,000          4.000
10.125........................                   1          $275,898          0.15         $275,898          4.125
10.250........................                   3          $703,791          0.38         $234,597          4.619
10.375........................                   1          $241,733          0.13         $241,733          5.375
10.500........................                  42        $8,941,533          4.80         $212,894          4.500
10.550........................                   4          $742,746          0.40         $185,686          4.550
10.580........................                   1          $180,800          0.10         $180,800          4.580
10.600........................                   9        $1,655,251          0.89         $183,917          4.600
10.625........................                   2          $214,972          0.12         $107,486          4.625
10.650........................                  13        $2,565,285          1.38         $197,330          4.650
10.700........................                  15        $2,794,023          1.50         $186,268          4.700
10.710........................                   1          $254,400          0.14         $254,400          4.710
10.740........................                   1          $299,941          0.16         $299,941          4.740
10.750........................                  25        $5,547,437          2.98         $221,897          4.856
10.800........................                  15        $2,863,347          1.54         $190,890          4.800
10.850........................                  15        $2,774,543          1.49         $184,970          4.850
10.875........................                  18        $3,265,582          1.75         $181,421          4.973
10.900........................                  24        $4,742,180          2.54         $197,591          4.900
10.930........................                   1          $180,774          0.10         $180,774          4.930
10.950........................                  31        $5,701,927          3.06         $183,933          4.950
10.990........................                  23        $4,841,373          2.60         $210,494          4.990
10.999........................                   3          $764,000          0.41         $254,667          5.999
11.000........................                  32        $5,972,857          3.20         $186,652          5.061
11.050........................                  16        $2,593,336          1.39         $162,084          5.050
11.080........................                   1          $235,158          0.13         $235,158          5.080
11.100........................                  26        $5,191,863          2.78         $199,687          5.100
11.125........................                   6        $1,078,892          0.58         $179,815          5.388
11.150........................                  37        $6,975,081          3.74         $188,516          5.150
11.200........................                  18        $3,151,273          1.69         $175,071          5.200
11.240........................                   3          $633,440          0.34         $211,147          5.240
11.250........................                  37        $6,717,678          3.60         $181,559          5.250
11.270........................                   1          $102,949          0.06         $102,949          5.270
11.275........................                   1          $152,474          0.08         $152,474          5.275
11.300........................                  28        $5,482,409          2.94         $195,800          5.300
11.320........................                   1          $133,500          0.07         $133,500          5.320
11.325........................                   1          $256,000          0.14         $256,000          5.325
11.350........................                  23        $4,476,753          2.40         $194,641          5.350
11.375........................                   6        $1,169,382          0.63         $194,897          5.375
11.400........................                  30        $5,784,204          3.10         $192,807          5.400
11.450........................                  26        $4,146,442          2.22         $159,479          5.450
11.490........................                   2          $323,400          0.17         $161,700          5.490
11.500........................                  22        $4,588,774          2.46         $208,581          5.585
11.510........................                   1          $112,000          0.06         $112,000          5.510
11.525........................                   1          $187,920          0.10         $187,920          5.525
11.530........................                   1          $324,000          0.17         $324,000          5.530
11.550........................                  12        $2,515,004          1.35         $209,584          5.550
11.590........................                   1          $171,800          0.09         $171,800          5.590
11.600........................                   9        $1,594,383          0.86         $177,154          5.600
11.625........................                   3          $505,035          0.27         $168,345          5.625
11.630........................                   1          $163,200          0.09         $163,200          5.630
11.650........................                  20        $3,391,724          1.82         $169,586          5.650
11.700........................                  21        $3,671,929          1.97         $174,854          5.700
11.725........................                   1          $318,750          0.17         $318,750          5.725


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
9.125.........................                359                 736             76.6
9.500.........................                359                 689             73.8
9.625.........................                358                 657             80.0
9.750.........................                359                 709             68.0
9.875.........................                358                 743             91.8
9.999.........................                357                 650             75.0
10.000........................                359                 662             80.0
10.125........................                356                 758             80.0
10.250........................                357                 707             80.0
10.375........................                345                 706             84.8
10.500........................                356                 679             79.0
10.550........................                357                 650             74.5
10.580........................                356                 696             80.0
10.600........................                355                 650             77.8
10.625........................                356                 733             78.5
10.650........................                355                 667             81.0
10.700........................                356                 703             79.3
10.710........................                355                 666             80.0
10.740........................                356                 759             66.7
10.750........................                350                 685             78.5
10.800........................                356                 683             77.4
10.850........................                355                 666             81.7
10.875........................                356                 709             79.8
10.900........................                356                 658             77.6
10.930........................                358                 669             80.0
10.950........................                356                 677             77.3
10.990........................                356                 670             78.9
10.999........................                358                 686             80.0
11.000........................                356                 685             81.5
11.050........................                355                 668             76.4
11.080........................                357                 654             80.0
11.100........................                356                 657             76.5
11.125........................                357                 731             77.8
11.150........................                356                 672             79.7
11.200........................                357                 664             80.5
11.240........................                355                 648             82.5
11.250........................                357                 679             77.3
11.270........................                356                 707             80.0
11.275........................                357                 663             90.0
11.300........................                358                 662             79.5
11.320........................                356                 689             80.0
11.325........................                357                 753             80.0
11.350........................                353                 648             78.9
11.375........................                356                 697             78.5
11.400........................                357                 663             81.1
11.450........................                357                 668             78.9
11.490........................                356                 708             87.0
11.500........................                355                 680             76.0
11.510........................                357                 688             80.0
11.525........................                358                 649             80.0
11.530........................                355                 666             90.0
11.550........................                357                 671             77.2
11.590........................                356                 623             71.7
11.600........................                357                 675             81.8
11.625........................                356                 652             80.6
11.630........................                357                 660             80.0
11.650........................                358                 671             79.0
11.700........................                357                 681             80.9
11.725........................                355                 733             75.0


                                                         21



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Maximum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
11.740........................                   2          $351,200          0.19         $175,600          5.740
11.750........................                  15        $3,049,383          1.64         $203,292          5.750
11.780........................                   2          $268,300          0.14         $134,150          5.780
11.800........................                   7        $1,411,307          0.76         $201,615          5.800
11.850........................                   8        $1,415,150          0.76         $176,894          5.850
11.860........................                   1          $129,314          0.07         $129,314          5.860
11.880........................                   1          $127,870          0.07         $127,870          5.880
11.900........................                  26        $3,824,902          2.05         $147,112          5.900
11.950........................                  19        $3,235,886          1.74         $170,310          5.950
11.960........................                   1           $95,970          0.05          $95,970          5.960
11.980........................                   1          $156,000          0.08         $156,000          5.980
11.990........................                  18        $3,248,525          1.74         $180,474          5.990
12.000........................                  22        $3,283,541          1.76         $149,252          6.109
12.050........................                  11        $1,675,575          0.90         $152,325          6.050
12.075........................                   1          $167,200          0.09         $167,200          6.075
12.100........................                  16        $1,806,416          0.97         $112,901          6.100
12.125........................                   2          $361,800          0.19         $180,900          6.814
12.140........................                   1          $130,466          0.07         $130,466          6.140
12.150........................                  20        $2,728,948          1.46         $136,447          6.150
12.175........................                   2          $170,071          0.09          $85,036          6.175
12.200........................                  12        $1,538,966          0.83         $128,247          6.200
12.250........................                  29        $3,946,318          2.12         $136,080          6.250
12.270........................                   1           $99,826          0.05          $99,826          6.270
12.275........................                   1          $132,751          0.07         $132,751          6.275
12.300........................                   6          $780,789          0.42         $130,132          6.300
12.320........................                   1          $134,274          0.07         $134,274          6.320
12.350........................                   9        $1,218,672          0.65         $135,408          6.350
12.370........................                   1          $112,821          0.06         $112,821          6.370
12.375........................                   1          $181,500          0.10         $181,500          6.375
12.390........................                   2          $288,070          0.15         $144,035          6.390
12.400........................                  11        $1,284,802          0.69         $116,800          6.400
12.450........................                   7          $901,000          0.48         $128,714          6.450
12.480........................                   1          $151,920          0.08         $151,920          6.480
12.490........................                   1           $99,600          0.05          $99,600          6.490
12.500........................                  14        $1,779,565          0.95         $127,112          6.500
12.550........................                   5          $661,951          0.36         $132,390          6.550
12.575........................                   1           $67,878          0.04          $67,878          6.575
12.590........................                   1          $134,100          0.07         $134,100          6.590
12.600........................                   9        $1,192,200          0.64         $132,467          6.600
12.625........................                   4          $817,079          0.44         $204,270          6.625
12.640........................                   1           $87,923          0.05          $87,923          6.640
12.650........................                  12        $1,609,615          0.86         $134,135          6.650
12.675........................                   1          $108,720          0.06         $108,720          6.675
12.690........................                   1           $93,600          0.05          $93,600          6.690
12.700........................                  10        $1,617,631          0.87         $161,763          6.700
12.720........................                   1           $85,479          0.05          $85,479          6.720
12.725........................                   1          $156,000          0.08         $156,000          6.725
12.730........................                   1          $130,771          0.07         $130,771          6.725
12.750........................                  15        $2,277,550          1.22         $151,837          6.750
12.780........................                   1           $86,350          0.05          $86,350          6.780
12.800........................                   8        $1,007,501          0.54         $125,938          6.800
12.850........................                   6          $511,096          0.27          $85,183          6.850
12.875........................                   4          $727,913          0.39         $181,978          7.045
12.900........................                   4          $359,613          0.19          $89,903          6.900
12.910........................                   1          $121,399          0.07         $121,399          6.910
12.950........................                   7          $697,610          0.37          $99,659          6.950
12.990........................                   2          $325,472          0.17         $162,736          6.990
13.000........................                   4          $543,038          0.29         $135,759          7.000
13.075........................                   1          $177,157          0.10         $177,157          7.075
13.100........................                   5          $495,160          0.27          $99,032          7.100
13.125........................                   1          $135,500          0.07         $135,500          7.125
13.150........................                   5          $671,764          0.36         $134,353          7.150


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
11.740........................                353                 631             79.8
11.750........................                356                 645             80.8
11.780........................                356                 672             80.0
11.800........................                357                 668             79.8
11.850........................                356                 656             80.0
11.860........................                358                 630             80.0
11.880........................                359                 627             80.0
11.900........................                357                 668             80.0
11.950........................                356                 660             80.9
11.960........................                357                 642             80.0
11.980........................                356                 634             80.0
11.990........................                357                 653             80.2
12.000........................                357                 667             79.2
12.050........................                359                 667             80.3
12.075........................                358                 653             79.6
12.100........................                358                 650             79.3
12.125........................                358                 681             76.0
12.140........................                359                 623             78.8
12.150........................                359                 662             80.4
12.175........................                359                 639             80.0
12.200........................                359                 653             79.2
12.250........................                358                 653             79.1
12.270........................                359                 625             79.9
12.275........................                357                 641             80.0
12.300........................                359                 678             79.3
12.320........................                359                 640             80.0
12.350........................                358                 645             76.3
12.370........................                359                 642             79.0
12.375........................                360                 600             80.0
12.390........................                358                 639             79.4
12.400........................                359                 636             78.2
12.450........................                358                 629             78.0
12.480........................                359                 736             80.0
12.490........................                357                 700             80.0
12.500........................                359                 653             75.5
12.550........................                358                 655             75.1
12.575........................                359                 623             79.1
12.590........................                357                 606             79.4
12.600........................                359                 671             75.7
12.625........................                359                 684             86.4
12.640........................                360                 624             80.0
12.650........................                359                 654             78.9
12.675........................                359                 690             78.8
12.690........................                359                 665             79.3
12.700........................                359                 628             79.5
12.720........................                359                 641             77.8
12.725........................                359                 637             80.0
12.730........................                359                 638             79.8
12.750........................                359                 654             81.6
12.780........................                359                 658             80.0
12.800........................                359                 666             82.1
12.850........................                359                 657             78.7
12.875........................                359                 687             82.4
12.900........................                359                 661             79.2
12.910........................                359                 639             90.0
12.950........................                359                 644             80.3
12.990........................                359                 653             79.6
13.000........................                359                 642             82.9
13.075........................                359                 743             90.0
13.100........................                359                 680             78.7
13.125........................                360                 712             90.0
13.150........................                359                 650             82.6


                                                        22



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Maximum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
13.200........................                   2          $244,008          0.13         $122,004          7.200
13.230........................                   1          $120,211          0.06         $120,211          7.230
13.250........................                   5          $941,039          0.50         $188,208          7.250
13.300........................                   3          $436,904          0.23         $145,635          7.300
13.400........................                   1           $71,546          0.04          $71,546          7.400
13.450........................                   4          $536,926          0.29         $134,232          7.450
13.475........................                   1          $153,485          0.08         $153,485          7.475
13.500........................                   6          $916,421          0.49         $152,737          7.500
13.550........................                   5          $659,258          0.35         $131,852          7.550
13.650........................                   2          $230,184          0.12         $115,092          7.650
13.750........................                   3          $433,776          0.23         $144,592          7.750
13.780........................                   1           $76,338          0.04          $76,338          7.780
13.800........................                   1          $206,855          0.11         $206,855          7.800
13.850........................                   1           $95,710          0.05          $95,710          7.850
13.875........................                   2          $230,000          0.12         $115,000          7.875
13.900........................                   2          $333,243          0.18         $166,622          7.900
13.930........................                   1           $80,003          0.04          $80,003          7.930
13.990........................                   1          $171,784          0.09         $171,784          7.990
14.000........................                   3          $384,813          0.21         $128,271          8.000
14.100........................                   1           $59,001          0.03          $59,001          8.100
14.125........................                   1           $67,500          0.04          $67,500          8.125
14.500........................                   2          $212,142          0.11         $106,071          8.500
14.550........................                   1           $56,182          0.03          $56,182          8.550
14.650........................                   1           $87,197          0.05          $87,197          8.650
14.750........................                   1           $88,945          0.05          $88,945          8.750
15.450........................                   1          $175,324          0.09         $175,324          9.450
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
13.200........................                359                 652             83.0
13.230........................                359                 607             78.7
13.250........................                359                 623             84.8
13.300........................                359                 620             85.4
13.400........................                359                 684             79.6
13.450........................                360                 682             86.7
13.475........................                359                 640             80.0
13.500........................                359                 626             83.6
13.550........................                359                 659             78.8
13.650........................                359                 634             82.6
13.750........................                359                 643             86.0
13.780........................                358                 629             90.0
13.800........................                360                 643             86.3
13.850........................                359                 641             86.0
13.875........................                360                 667             92.2
13.900........................                359                 645             85.1
13.930........................                359                 660             85.0
13.990........................                359                 627             90.0
14.000........................                359                 640             91.1
14.100........................                359                 625             88.8
14.125........................                360                 653             75.0
14.500........................                359                 617             88.9
14.550........................                359                 633             90.0
14.650........................                359                 693             90.0
14.750........................                358                 609             90.0
15.450........................                359                 648             83.6
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================




                                             Initial Periodic Rate Caps

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
Initial Periodic                           Mortgage        Balance           Loan        Outstanding       Mortgage
Rate Cap (%)                                Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
0.000.........................                   1          $123,500          0.07         $123,500          3.125
1.000.........................                  19        $3,096,295          1.66         $162,963          4.145
2.000.........................                 173       $36,011,369         19.32         $208,158          5.165
3.000.........................                 830      $134,217,039         72.00         $161,707          5.684
5.000.........................                  16        $3,943,987          2.12         $246,499          5.906
6.000.........................                  49        $9,030,675          4.84         $184,299          5.256
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Initial Periodic                           Maturity        FICO Credit      Loan-to-Value
Rate Cap (%)                               (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
0.000.........................                359                 742             68.6
1.000.........................                359                 690             76.5
2.000.........................                355                 669             77.8
3.000.........................                357                 663             79.9
5.000.........................                353                 692             78.7
6.000.........................                357                 717             79.9
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================




                                           Subsequent Periodic Rate Caps

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Subsequent                                 Initial        Principal        Loans in        Balance         Average
Periodic                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate Cap (%)                                Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
0.000.........................                   1          $123,500          0.07         $123,500          3.125
1.000.........................               1,031      $175,677,253         94.24         $170,395          5.553
2.000.........................                  56       $10,622,112          5.70         $189,681          5.351
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Subsequent                                  Term to          Average          Original
Periodic                                   Maturity        FICO Credit      Loan-to-Value
Rate Cap (%)                               (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
0.000.........................                359                 742             68.6
1.000.........................                357                 666             79.3
2.000.........................                355                 709             80.3
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================



                                               Minimum Mortgage Rates

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Minimum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.750.........................                   1          $124,500          0.07         $124,500          3.500
2.000.........................                   2          $411,500          0.22         $205,750          3.125
2.125.........................                   3          $554,500          0.30         $184,833          3.539
2.250.........................                  54       $10,201,590          5.47         $188,918          5.228
2.375.........................                   4          $651,500          0.35         $162,875          3.708
2.500.........................                   2          $250,000          0.13         $125,000          4.795
2.625.........................                   1          $164,000          0.09         $164,000          4.000
2.750.........................                   7        $1,863,785          1.00         $266,255          6.050
2.875.........................                   2          $480,000          0.26         $240,000          5.999
3.250.........................                   9        $1,345,821          0.72         $149,536          5.528
4.000.........................                   1          $204,000          0.11         $204,000          7.000
4.125.........................                   1          $249,200          0.13         $249,200          7.125
4.250.........................                   1          $115,981          0.06         $115,981          4.500
4.400.........................                   1          $243,418          0.13         $243,418          4.650
4.500.........................                  40        $8,593,341          4.61         $214,834          4.549
4.550.........................                   4          $742,746          0.40         $185,686          4.550
4.580.........................                   1          $180,800          0.10         $180,800          4.580
4.600.........................                   9        $1,655,251          0.89         $183,917          4.600
4.650.........................                  12        $2,321,867          1.25         $193,489          4.650
4.700.........................                  16        $3,005,223          1.61         $187,826          4.718
4.710.........................                   1          $254,400          0.14         $254,400          4.710
4.740.........................                   1          $299,941          0.16         $299,941          4.740
4.750.........................                  22        $4,844,036          2.60         $220,183          4.750
4.800.........................                  15        $2,863,347          1.54         $190,890          4.800
4.850.........................                  15        $2,774,543          1.49         $184,970          4.850
4.875.........................                   2          $438,000          0.23         $219,000          4.875
4.900.........................                  21        $4,019,815          2.16         $191,420          4.900
4.930.........................                   1          $180,774          0.10         $180,774          4.930
4.950.........................                  30        $5,490,727          2.95         $183,024          4.950
4.990.........................                  22        $4,612,999          2.47         $209,682          4.990
5.000.........................                  19        $3,340,092          1.79         $175,794          5.000
5.050.........................                  15        $2,445,013          1.31         $163,001          5.050
5.080.........................                   1          $235,158          0.13         $235,158          5.080
5.100.........................                  20        $3,859,430          2.07         $192,971          5.114
5.125.........................                   2          $307,842          0.17         $153,921          5.125
5.150.........................                  34        $6,462,717          3.47         $190,080          5.158
5.200.........................                  13        $2,238,491          1.20         $172,192          5.200
5.240.........................                   3          $633,440          0.34         $211,147          5.240
5.250.........................                  27        $4,851,451          2.60         $179,683          5.250
5.270.........................                   1          $102,949          0.06         $102,949          5.270
5.275.........................                   1          $152,474          0.08         $152,474          5.275
5.300.........................                  15        $2,834,262          1.52         $188,951          5.300
5.320.........................                   1          $133,500          0.07         $133,500          5.320
5.325.........................                   1          $256,000          0.14         $256,000          5.325
5.350.........................                  19        $3,732,029          2.00         $196,423          5.350
5.400.........................                  19        $3,310,749          1.78         $174,250          5.400
5.450.........................                  20        $3,040,970          1.63         $152,048          5.450
5.490.........................                   2          $323,400          0.17         $161,700          5.490
5.500.........................                  24        $4,780,478          2.56         $199,187          5.516
5.510.........................                   1          $112,000          0.06         $112,000          5.510
5.525.........................                   1          $187,920          0.10         $187,920          5.525
5.530.........................                   1          $324,000          0.17         $324,000          5.530
5.550.........................                  12        $2,515,004          1.35         $209,584          5.550
5.590.........................                   1          $171,800          0.09         $171,800          5.590
5.600.........................                   9        $1,594,383          0.86         $177,154          5.600
5.625.........................                   2          $360,160          0.19         $180,080          5.625
5.630.........................                   1          $163,200          0.09         $163,200          5.630
5.650.........................                  24        $3,907,038          2.10         $162,793          5.683
5.700.........................                  23        $4,020,229          2.16         $174,793          5.709
5.725.........................                   1          $318,750          0.17         $318,750          5.725


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.750.........................                359                 676             91.5
2.000.........................                359                 736             76.6
2.125.........................                359                 717             76.0
2.250.........................                356                 713             80.0
2.375.........................                359                 681             68.7
2.500.........................                358                 774             81.7
2.625.........................                359                 662             80.0
2.750.........................                350                 698             80.4
2.875.........................                357                 673             80.0
3.250.........................                358                 666             75.9
4.000.........................                358                 692             80.0
4.125.........................                358                 679             80.0
4.250.........................                355                 692             80.0
4.400.........................                355                 691             84.5
4.500.........................                356                 680             79.2
4.550.........................                357                 650             74.5
4.580.........................                356                 696             80.0
4.600.........................                355                 650             77.8
4.650.........................                355                 665             80.7
4.700.........................                356                 699             79.3
4.710.........................                355                 666             80.0
4.740.........................                356                 759             66.7
4.750.........................                349                 680             78.5
4.800.........................                356                 683             77.4
4.850.........................                355                 666             81.7
4.875.........................                357                 705             80.0
4.900.........................                356                 657             79.9
4.930.........................                358                 669             80.0
4.950.........................                356                 679             77.2
4.990.........................                356                 671             78.6
5.000.........................                355                 664             80.9
5.050.........................                355                 672             75.7
5.080.........................                357                 654             80.0
5.100.........................                355                 666             77.7
5.125.........................                357                 718             80.0
5.150.........................                355                 670             81.4
5.200.........................                356                 673             81.9
5.240.........................                355                 648             82.5
5.250.........................                356                 678             78.1
5.270.........................                356                 707             80.0
5.275.........................                357                 663             90.0
5.300.........................                357                 669             78.2
5.320.........................                356                 689             80.0
5.325.........................                357                 753             80.0
5.350.........................                352                 651             77.8
5.400.........................                356                 664             80.3
5.450.........................                356                 676             80.3
5.490.........................                356                 708             87.0
5.500.........................                357                 680             76.2
5.510.........................                357                 688             80.0
5.525.........................                358                 649             80.0
5.530.........................                355                 666             90.0
5.550.........................                357                 671             77.2
5.590.........................                356                 623             71.7
5.600.........................                357                 675             81.8
5.625.........................                355                 653             77.0
5.630.........................                357                 660             80.0
5.650.........................                358                 673             79.1
5.700.........................                357                 677             80.5
5.725.........................                355                 733             75.0


                                                         24



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Minimum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.740.........................                   3          $527,824          0.28         $175,941          5.824
5.750.........................                  17        $3,362,769          1.80         $197,810          5.758
5.780.........................                   2          $268,300          0.14         $134,150          5.780
5.800.........................                   7        $1,411,307          0.76         $201,615          5.800
5.850.........................                   8        $1,415,150          0.76         $176,894          5.850
5.860.........................                   1          $129,314          0.07         $129,314          5.860
5.880.........................                   1          $127,870          0.07         $127,870          5.880
5.900.........................                  25        $3,567,339          1.91         $142,694          5.918
5.950.........................                  20        $3,477,957          1.87         $173,898          5.975
5.960.........................                   1           $95,970          0.05          $95,970          5.960
5.980.........................                   1          $156,000          0.08         $156,000          5.980
5.990.........................                  17        $3,071,901          1.65         $180,700          5.990
6.000.........................                  74       $13,536,470          7.26         $182,925          5.353
6.050.........................                  13        $1,860,811          1.00         $143,139          6.075
6.075.........................                   1          $167,200          0.09         $167,200          6.075
6.100.........................                  18        $2,190,016          1.17         $121,668          6.167
6.120.........................                   1          $112,821          0.06         $112,821          6.370
6.140.........................                   2          $271,136          0.15         $135,568          6.270
6.150.........................                  19        $2,760,263          1.48         $145,277          6.176
6.175.........................                   2          $170,071          0.09          $85,036          6.175
6.200.........................                  11        $1,290,415          0.69         $117,310          6.218
6.230.........................                   1          $151,920          0.08         $151,920          6.480
6.250.........................                  24        $3,410,547          1.83         $142,106          6.271
6.270.........................                   1           $99,826          0.05          $99,826          6.270
6.275.........................                   1          $132,751          0.07         $132,751          6.275
6.300.........................                   4          $595,554          0.32         $148,888          6.300
6.320.........................                   1          $134,274          0.07         $134,274          6.320
6.350.........................                  10        $1,256,699          0.67         $125,670          6.394
6.375.........................                   1          $181,500          0.10         $181,500          6.375
6.390.........................                   1          $147,400          0.08         $147,400          6.390
6.400.........................                  11        $1,255,631          0.67         $114,148          6.452
6.450.........................                   9        $1,158,776          0.62         $128,753          6.526
6.470.........................                   1           $85,479          0.05          $85,479          6.720
6.475.........................                   1          $130,771          0.07         $130,771          6.725
6.490.........................                   1           $99,600          0.05          $99,600          6.490
6.500.........................                  16        $2,355,825          1.26         $147,239          6.322
6.550.........................                   6          $731,033          0.39         $121,839          6.574
6.575.........................                   1           $67,878          0.04          $67,878          6.575
6.590.........................                   1          $134,100          0.07         $134,100          6.590
6.600.........................                   7          $828,123          0.44         $118,303          6.617
6.625.........................                   2          $366,329          0.20         $183,165          6.625
6.640.........................                   2          $210,215          0.11         $105,108          6.646
6.650.........................                   9        $1,227,428          0.66         $136,381          6.650
6.675.........................                   1          $108,720          0.06         $108,720          6.675
6.690.........................                   1           $93,600          0.05          $93,600          6.690
6.700.........................                  11        $1,682,180          0.90         $152,925          6.762
6.725.........................                   1          $156,000          0.08         $156,000          6.725
6.740.........................                   2          $325,472          0.17         $162,736          6.990
6.750.........................                  11        $1,711,298          0.92         $155,573          6.750
6.780.........................                   1           $86,350          0.05          $86,350          6.780
6.800.........................                   7          $938,419          0.50         $134,060          6.800
6.850.........................                   6          $559,145          0.30          $93,191          6.897
6.875.........................                   2          $428,800          0.23         $214,400          6.875
6.900.........................                   7          $778,149          0.42         $111,164          7.034
6.910.........................                   1          $121,399          0.07         $121,399          6.910
6.950.........................                   4          $354,707          0.19          $88,677          7.002
6.980.........................                   1          $120,211          0.06         $120,211          7.230
7.000.........................                   5          $762,238          0.41         $152,448          7.072
7.050.........................                   2          $324,736          0.17         $162,368          7.300
7.075.........................                   1          $177,157          0.10         $177,157          7.075


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.740.........................                355                 664             79.8
5.750.........................                357                 650             81.0
5.780.........................                356                 672             80.0
5.800.........................                357                 668             79.8
5.850.........................                356                 656             80.0
5.860.........................                358                 630             80.0
5.880.........................                359                 627             80.0
5.900.........................                357                 666             80.2
5.950.........................                356                 661             80.7
5.960.........................                357                 642             80.0
5.980.........................                356                 634             80.0
5.990.........................                357                 649             80.2
6.000.........................                359                 654             77.1
6.050.........................                359                 666             80.2
6.075.........................                358                 653             79.6
6.100.........................                358                 650             79.4
6.120.........................                359                 642             79.0
6.140.........................                359                 647             78.9
6.150.........................                359                 657             80.1
6.175.........................                359                 639             80.0
6.200.........................                359                 649             78.9
6.230.........................                359                 736             80.0
6.250.........................                358                 647             78.9
6.270.........................                359                 625             79.9
6.275.........................                357                 641             80.0
6.300.........................                359                 686             79.3
6.320.........................                359                 640             80.0
6.350.........................                359                 644             76.2
6.375.........................                360                 600             80.0
6.390.........................                357                 609             79.7
6.400.........................                359                 638             78.2
6.450.........................                358                 628             78.6
6.470.........................                359                 641             77.8
6.475.........................                359                 638             79.8
6.490.........................                357                 700             80.0
6.500.........................                359                 647             78.7
6.550.........................                358                 653             75.5
6.575.........................                359                 623             79.1
6.590.........................                357                 606             79.4
6.600.........................                359                 686             72.3
6.625.........................                359                 632             90.9
6.640.........................                360                 652             66.3
6.650.........................                359                 656             81.0
6.675.........................                359                 690             78.8
6.690.........................                359                 665             79.3
6.700.........................                359                 632             80.1
6.725.........................                359                 637             80.0
6.740.........................                359                 653             79.6
6.750.........................                359                 652             82.9
6.780.........................                359                 658             80.0
6.800.........................                359                 668             82.3
6.850.........................                359                 665             81.6
6.875.........................                360                 669             80.0
6.900.........................                359                 654             82.2
6.910.........................                359                 639             90.0
6.950.........................                359                 635             81.3
6.980.........................                359                 607             78.7
7.000.........................                359                 636             81.9
7.050.........................                359                 622             88.0
7.075.........................                359                 743             90.0


                                                         25



                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Minimum                                    Initial        Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
7.100.........................                   4          $389,560          0.21          $97,390          7.100
7.125.........................                   1          $135,500          0.07         $135,500          7.125
7.150.........................                   3          $324,773          0.17         $108,258          7.205
7.200.........................                   2          $465,045          0.25         $232,522          7.358
7.250.........................                   7        $1,247,746          0.67         $178,249          7.355
7.300.........................                   3          $388,760          0.21         $129,587          7.478
7.450.........................                   3          $242,147          0.13          $80,716          7.450
7.475.........................                   1          $153,485          0.08         $153,485          7.475
7.500.........................                   4          $534,310          0.29         $133,578          7.567
7.550.........................                   4          $589,521          0.32         $147,380          7.638
7.600.........................                   1           $95,710          0.05          $95,710          7.850
7.650.........................                   3          $362,104          0.19         $120,701          7.741
7.750.........................                   2          $289,980          0.16         $144,990          7.750
7.780.........................                   1           $76,338          0.04          $76,338          7.780
7.875.........................                   2          $230,000          0.12         $115,000          7.875
7.900.........................                   1          $201,323          0.11         $201,323          7.900
7.930.........................                   1           $80,003          0.04          $80,003          7.930
7.990.........................                   1          $171,784          0.09         $171,784          7.990
8.000.........................                   3          $384,813          0.21         $128,271          8.000
8.100.........................                   1           $59,001          0.03          $59,001          8.100
8.125.........................                   1           $67,500          0.04          $67,500          8.125
8.250.........................                   1          $105,172          0.06         $105,172          8.500
8.500.........................                   1          $106,970          0.06         $106,970          8.500
8.550.........................                   1           $56,182          0.03          $56,182          8.550
8.650.........................                   1           $87,197          0.05          $87,197          8.650
8.750.........................                   1           $88,945          0.05          $88,945          8.750
9.200.........................                   1          $175,324          0.09         $175,324          9.450
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
7.100.........................                358                 670             78.4
7.125.........................                360                 712             90.0
7.150.........................                359                 661             79.1
7.200.........................                360                 690             86.3
7.250.........................                359                 626             84.7
7.300.........................                359                 668             79.2
7.450.........................                359                 661             82.7
7.475.........................                359                 640             80.0
7.500.........................                358                 627             83.9
7.550.........................                360                 639             80.9
7.600.........................                359                 641             86.0
7.650.........................                359                 630             80.8
7.750.........................                359                 644             89.1
7.780.........................                358                 629             90.0
7.875.........................                360                 667             92.2
7.900.........................                359                 659             90.0
7.930.........................                359                 660             85.0
7.990.........................                359                 627             90.0
8.000.........................                359                 640             91.1
8.100.........................                359                 625             88.8
8.125.........................                360                 653             75.0
8.250.........................                359                 617             87.8
8.500.........................                359                 617             90.0
8.550.........................                359                 633             90.0
8.650.........................                359                 693             90.0
8.750.........................                358                 609             90.0
9.200.........................                359                 648             83.6
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================



                                              Initial Adjustment Dates

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
Initial                                    Initial        Principal        Loans in        Balance         Average
Adjustment                                 Mortgage        Balance           Loan        Outstanding       Mortgage
Date                                        Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
October 2004..................                   1          $123,500          0.07         $123,500          3.125
January 2005..................                   4          $650,470          0.35         $162,618          4.215
February  2005................                  16        $2,625,043          1.41         $164,065          4.185
December 2005.................                   2          $440,857          0.24         $220,429          4.853
January 2006..................                   8        $1,667,136          0.89         $208,392          4.756
February 2006.................                   8        $2,013,387          1.08         $251,673          5.151
March 2006....................                  27        $5,698,633          3.06         $211,060          5.208
April 2006....................                  31        $7,422,115          3.98         $239,423          5.265
May 2006......................                  51       $10,486,768          5.63         $205,623          5.281
June 2006.....................                  42        $7,250,807          3.89         $172,638          5.243
July 2006.....................                  63       $10,242,917          5.49         $162,586          5.942
August 2006...................                 122       $21,016,530         11.27         $172,267          5.858
September 2006................                  12        $1,651,850          0.89         $137,654          7.109
December 2006.................                   1           $70,398          0.04          $70,398          4.950
January 2007..................                   4          $769,805          0.41         $192,451          5.013
February 2007.................                   7        $1,354,131          0.73         $193,447          5.026
March 2007....................                  20        $3,716,587          1.99         $185,829          4.952
April 2007....................                 118       $20,104,963         10.78         $170,381          5.213
May 2007......................                 170       $29,073,826         15.60         $171,023          5.188
June 2007.....................                  77       $12,422,808          6.66         $161,335          5.336
July 2007.....................                 112       $15,819,642          8.49         $141,247          6.188
August 2007...................                 124       $18,551,863          9.95         $149,612          6.388
September 2007................                   2          $239,200          0.13         $119,600          6.932
September 2008................                   1          $154,763          0.08         $154,763          7.000
April 2009....................                   5        $1,115,962          0.60         $223,192          5.248
May 2009......................                  32        $5,822,492          3.12         $181,953          4.996
June 2009.....................                   9        $2,012,177          1.08         $223,575          5.486
July 2009.....................                   8        $1,732,840          0.93         $216,605          6.066
August 2009...................                   8        $1,431,199          0.77         $178,900          6.362
September 2009................                   1          $195,000          0.10         $195,000          6.500
June 2010.....................                   1          $241,733          0.13         $241,733          5.375
December 2010.................                   1          $303,464          0.16         $303,464          5.750
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Initial                                     Term to          Average          Original
Adjustment                                 Maturity        FICO Credit      Loan-to-Value
Date                                       (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
October 2004..................                359                 742             68.6
January 2005..................                358                 682             71.9
February  2005................                359                 692             78.7
December 2005.................                351                 656             77.1
January 2006..................                352                 657             79.2
February 2006.................                353                 645             83.1
March 2006....................                354                 658             82.9
April 2006....................                355                 671             78.0
May 2006......................                356                 674             78.6
June 2006.....................                353                 680             80.0
July 2006.....................                358                 662             76.7
August 2006...................                358                 663             78.4
September 2006................                360                 662             87.7
December 2006.................                351                 621             80.0
January 2007..................                352                 641             70.2
February 2007.................                353                 667             82.2
March 2007....................                354                 661             81.0
April 2007....................                356                 665             80.3
May 2007......................                356                 672             80.1
June 2007.....................                357                 656             78.5
July 2007.....................                358                 659             80.3
August 2007...................                359                 659             78.7
September 2007................                360                 662             80.0
September 2008................                324                 605             78.8
April 2009....................                355                 660             82.3
May 2009......................                356                 722             79.0
June 2009.....................                357                 687             81.0
July 2009.....................                358                 728             79.5
August 2009...................                359                 725             74.7
September 2009................                360                 695             66.1
June 2010.....................                345                 706             84.8
December 2010.................                351                 677             80.0
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================



                                                                                    Description

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5/1 CMT1Y.....................                   1          $259,402          0.14         $259,402          5.250
7/1 CMT1Y.....................                   1          $154,763          0.08         $154,763          7.000
30Y LIB1M - IO................                   1          $123,500          0.07         $123,500          3.125
30Y LIB6M - IO................                  19        $3,096,295          1.66         $162,963          4.145
2/13 LIB6M....................                   1          $103,622          0.06         $103,622          5.350
2/18 LIB6M....................                   1          $265,731          0.14         $265,731          4.750
2/28 LIB6M....................                 251       $44,366,337         23.80         $176,758          5.562
2/28 LIB6M - IO...............                 113       $23,155,310         12.42         $204,914          5.604
3/27 LIB6M....................                 286       $43,683,138         23.43         $152,738          5.662
3/27 LIB6M - IO...............                 348       $58,049,790         31.14         $166,810          5.504
5/25 LIB6M....................                   7          $950,669          0.51         $135,810          5.514
5/25 LIB6M - IO...............                  53       $10,733,572          5.76         $202,520          5.410
7/23 LIB6M - IO...............                   1          $303,464          0.16         $303,464          5.750
30Y LIB12M....................                   1          $179,218          0.10         $179,218          5.000
5/1 LIB12M....................                   3          $756,321          0.41         $252,107          6.258
7/1 LIB12M....................                   1          $241,733          0.13         $241,733          5.375
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
5/1 CMT1Y.....................                358                 672             80.0
7/1 CMT1Y.....................                324                 605             78.8
30Y LIB1M - IO................                359                 742             68.6
30Y LIB6M - IO................                359                 690             76.5
2/13 LIB6M....................                179                 663             80.0
2/18 LIB6M....................                237                 685             86.4
2/28 LIB6M....................                358                 666             78.6
2/28 LIB6M - IO...............                356                 666             79.8
3/27 LIB6M....................                357                 663             79.1
3/27 LIB6M - IO...............                357                 664             80.1
5/25 LIB6M....................                357                 702             81.3
5/25 LIB6M - IO...............                357                 716             78.9
7/23 LIB6M - IO...............                351                 677             80.0
30Y LIB12M....................                353                 689             93.0
5/1 LIB12M....................                345                 643             80.7
7/1 LIB12M....................                345                 706             84.8
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================




                                             Range of Original Balance

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 2           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
$0.01 - $50,000.00............                   3          $145,944          0.08          $48,648          6.065
$50,000.01 - $100,000.00......                 152       $12,393,091          6.65          $81,533          6.108
$100,000.01 - $150,000.00.....                 336       $41,636,397         22.33         $123,918          5.817
$150,000.01 - $200,000.00.....                 269       $47,227,081         25.33         $175,565          5.631
$200,000.01 - $250,000.00.....                 159       $35,941,794         19.28         $226,049          5.281
$250,000.01 - $300,000.00.....                 115       $31,794,054         17.05         $276,470          5.237
$300,000.01 - $350,000.00.....                  50       $15,748,279          8.45         $314,966          5.215
$350,000.01 - $400,000.00.....                   4        $1,536,225          0.82         $384,056          6.329
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,088      $186,422,865        100.00%        $171,345          5.540
                                         ============  ===============  =============  ================  ============



                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
$0.01 - $50,000.00............                358                 734             52.7
$50,000.01 - $100,000.00......                358                 665             77.9
$100,000.01 - $150,000.00.....                357                 667             79.2
$150,000.01 - $200,000.00.....                357                 663             79.0
$200,000.01 - $250,000.00.....                357                 668             79.2
$250,000.01 - $300,000.00.....                356                 676             80.5
$300,000.01 - $350,000.00.....                356                 669             80.9
$350,000.01 - $400,000.00.....                353                 676             76.5
                                         ------------     ---------------   -----------------
   Total......................                357                 668             79.4
                                         ============     ===============   =================


                                             Prepayment Penalty Months


                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 2         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------


 0 ...........      188    $31,914,036       17.12     $169,756     5.619        357          681            79.7
 6 ...........        5     $1,261,790        0.68     $252,358     5.453        355          679            83.0
12 ...........       45     $8,271,668        4.44     $183,815     5.709        358          665            79.8
24 ...........      238    $41,924,802       22.49     $176,155     5.680        356          665            79.5
36 ...........      610   $102,722,770       55.10     $168,398     5.442        357          666            79.2
60 ...........        2       $327,800        0.18     $163,900     6.804        360          662            71.2
                 -------  -------------    --------   ----------   -------      -----        -----          -----
Total.........    1,088   $186,422,865      100.00     $171,345     5.540        357          668            79.4
                 =======  =============    ========   ==========   =======      =====        =====          ======


                                               80% LTV/PMI Analysis


                                                                                (Excludes 896 80% or less LTV Mortgages)

                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 2         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------


> 80% LTV, no MI     28      $ 4,263,777      11.32      $163,991      7.186       358          637             88.6
> 80% LTV, with MI  166      $33,400,130      88.68      $201,206      5.451       355          670             88.6
                             -----------     ------     ---------    -------     -----        -----           ------
Total.............  192      $37,663,907     100.00      $196,166      5.648       356          666             88.6
                             ===========     ======     =========    =======     =====        =====           ======


                                               Initial Fixed Period



                       Current      # of        % of     Average      Gross        Remg.                Orig
Description            Balance      Loan        Total    Balance       WAC         Term        FICO      LTV
--------------     ------------    ------     -------

 1.............    $    123,500        1        0.07    $123,500       3.12         359         742     68.6
 6.............    $  3,096,295       19        1.66    $162,963       4.14         359         690     76.5
12.............    $    179,218        1        0.10    $179,218       5.00         353         689     93.0
24.............    $ 67,891,000      366       36.42    $185,495       5.57         356         666     79.0
36............     $101,732,928      634       54.57    $160,462       5.57         357         664     79.7
                   ------------      ---      -------  ----------     ------       -----       -----   ------
60.............    $ 12,699,964       64        6.81    $198,437       5.46         356         709     79.2
84.............    $    699,960        3        0.38    $233,320       5.89         343         671     81.4
                   ------------      ---      -------  ----------     ------       -----       -----   ------
                   $186,422,865    1,088      100.00    $171,345       5.54         357         668     79.4
                   ============    =====      =======  ==========     ======       =====       =====   ======


                                             FINAL POOL TABLES, GROUP 3

                                                 Mortgage Rates(1)


                                            Number                                         Average
                                           Initial        Aggregate       Percent of      Principal        Weighted
                                              of          Principal        Mortgage        Balance         Average
Mortgage                                   Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
2.500.........................                   1          $519,000          0.13         $519,000          2.500
3.000.........................                   1          $345,000          0.09         $345,000          3.000
3.125.........................                   1          $442,000          0.11         $442,000          3.125
3.375.........................                   1           $75,000          0.02          $75,000          3.375
3.500.........................                   7        $2,084,000          0.52         $297,714          3.500
3.625.........................                   4        $1,333,887          0.33         $333,472          3.625
3.750.........................                   2          $304,800          0.08         $152,400          3.750
3.875.........................                   4          $928,432          0.23         $232,108          3.875
4.000.........................                   2        $1,233,403          0.31         $616,702          4.000
4.125.........................                   2        $1,638,886          0.41         $819,443          4.125
4.200.........................                   1          $203,437          0.05         $203,437          4.200
4.250.........................                   5        $1,601,370          0.40         $320,274          4.250
4.500.........................                  43        $9,533,187          2.38         $221,702          4.500
4.550.........................                  11        $2,487,381          0.62         $226,126          4.550
4.600.........................                  11        $2,529,997          0.63         $230,000          4.600
4.625.........................                   6          $985,552          0.25         $164,259          4.625
4.650.........................                  11        $2,438,863          0.61         $221,715          4.650
4.670.........................                   1          $185,683          0.05         $185,683          4.670
4.690.........................                   1          $238,462          0.06         $238,462          4.690
4.700.........................                  23        $4,248,667          1.06         $184,725          4.700
4.725.........................                   1           $84,509          0.02          $84,509          4.725
4.750.........................                  32       $10,486,615          2.62         $327,707          4.750
4.780.........................                   1          $212,000          0.05         $212,000          4.780
4.800.........................                  16        $4,323,104          1.08         $270,194          4.800
4.830.........................                   2          $350,048          0.09         $175,024          4.830
4.850.........................                  19        $4,067,561          1.02         $214,082          4.850
4.870.........................                   1          $195,600          0.05         $195,600          4.870
4.875.........................                  20        $4,783,204          1.20         $239,160          4.875
4.880.........................                   1          $175,567          0.04         $175,567          4.880
4.900.........................                  36        $7,408,852          1.85         $205,801          4.900
4.925.........................                   1          $179,297          0.04         $179,297          4.925
4.930.........................                   1          $143,920          0.04         $143,920          4.930
4.950.........................                  28        $6,671,886          1.67         $238,282          4.950
4.955.........................                   1          $445,000          0.11         $445,000          4.955
4.990.........................                  32        $8,496,879          2.13         $265,527          4.990
4.999.........................                   1          $572,000          0.14         $572,000          4.999
5.000.........................                  32        $8,624,315          2.16         $269,510          5.000
5.040.........................                   1          $107,999          0.03         $107,999          5.040
5.050.........................                  30        $7,441,948          1.86         $248,065          5.050
5.075.........................                   4          $719,880          0.18         $179,970          5.075
5.090.........................                   1          $330,119          0.08         $330,119          5.090
5.100.........................                  33        $8,439,834          2.11         $255,753          5.100
5.125.........................                   8        $2,367,686          0.59         $295,961          5.125
5.130.........................                   1          $116,800          0.03         $116,800          5.130
5.150.........................                  46        $9,205,552          2.30         $200,121          5.150
5.200.........................                  25        $5,411,689          1.35         $216,468          5.200
5.240.........................                   1          $198,400          0.05         $198,400          5.240
5.250.........................                  52       $11,816,103          2.96         $227,233          5.250
5.275.........................                   1          $409,452          0.10         $409,452          5.275
5.300.........................                  24        $5,904,415          1.48         $246,017          5.300
5.350.........................                  34        $7,553,427          1.89         $222,160          5.350
5.370.........................                   1          $128,365          0.03         $128,365          5.370
5.375.........................                  13        $3,930,758          0.98         $302,366          5.375
5.390.........................                   1          $121,600          0.03         $121,600          5.390
5.400.........................                  43        $9,458,741          2.37         $219,971          5.400
5.425.........................                   1           $62,789          0.02          $62,789          5.425
5.440.........................                   1          $158,400          0.04         $158,400          5.440
5.450.........................                  31        $8,606,688          2.15         $277,635          5.450
5.475.........................                   1          $359,206          0.09         $359,206          5.475


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
2.500.........................                359                 655             64.9
3.000.........................                359                 722             73.4
3.125.........................                359                 810             80.0
3.375.........................                358                 800             87.4
3.500.........................                359                 708             77.4
3.625.........................                358                 709             78.7
3.750.........................                359                 671             80.0
3.875.........................                357                 717             78.1
4.000.........................                357                 768             77.6
4.125.........................                357                 696             69.8
4.200.........................                357                 690             69.5
4.250.........................                355                 756             71.7
4.500.........................                356                 706             77.5
4.550.........................                356                 700             80.0
4.600.........................                355                 683             79.3
4.625.........................                356                 751             75.5
4.650.........................                356                 685             83.5
4.670.........................                358                 727             80.0
4.690.........................                356                 644             88.9
4.700.........................                356                 701             80.2
4.725.........................                357                 650             52.0
4.750.........................                355                 689             75.6
4.780.........................                357                 772             80.0
4.800.........................                355                 679             77.6
4.830.........................                357                 707             80.0
4.850.........................                356                 663             80.1
4.870.........................                356                 659             80.0
4.875.........................                349                 711             76.7
4.880.........................                358                 707             80.0
4.900.........................                356                 659             80.0
4.925.........................                357                 662             54.6
4.930.........................                356                 656             80.0
4.950.........................                356                 677             81.6
4.955.........................                357                 650             68.7
4.990.........................                354                 703             77.0
4.999.........................                358                 654             80.0
5.000.........................                354                 694             75.0
5.040.........................                355                 641             80.0
5.050.........................                356                 670             77.7
5.075.........................                356                 686             74.4
5.090.........................                357                 668             90.0
5.100.........................                353                 677             79.8
5.125.........................                354                 699             82.2
5.130.........................                356                 743             80.0
5.150.........................                353                 675             79.0
5.200.........................                357                 675             79.1
5.240.........................                355                 695             80.0
5.250.........................                357                 678             77.7
5.275.........................                357                 627             63.1
5.300.........................                347                 677             79.5
5.350.........................                354                 663             79.3
5.370.........................                358                 674             80.0
5.375.........................                357                 670             76.8
5.390.........................                356                 612             80.0
5.400.........................                357                 679             75.7
5.425.........................                357                 677             70.0
5.440.........................                353                 677             90.0
5.450.........................                357                 665             81.1
5.475.........................                358                 689             82.8



                                                         28




                                            Number                                         Average
                                           Initial        Aggregate       Percent of      Principal        Weighted
                                              of          Principal        Mortgage        Balance         Average
Mortgage                                   Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.490.........................                   3          $728,612          0.18         $242,871          5.490
5.500.........................                  29        $7,296,145          1.82         $251,591          5.500
5.550.........................                  23        $6,333,388          1.58         $275,365          5.550
5.560.........................                   1          $166,800          0.04         $166,800          5.560
5.575.........................                   1          $111,920          0.03         $111,920          5.575
5.580.........................                   1          $460,000          0.12         $460,000          5.580
5.590.........................                   2          $307,120          0.08         $153,560          5.590
5.600.........................                  26        $7,104,221          1.78         $273,239          5.600
5.620.........................                   1          $315,852          0.08         $315,852          5.620
5.625.........................                   3          $898,929          0.22         $299,643          5.625
5.650.........................                  41        $9,541,031          2.39         $232,708          5.650
5.700.........................                  23        $5,360,056          1.34         $233,046          5.700
5.720.........................                   1          $244,000          0.06         $244,000          5.720
5.750.........................                  17        $4,992,300          1.25         $293,665          5.750
5.775.........................                   2          $644,551          0.16         $322,275          5.775
5.800.........................                   6        $1,837,330          0.46         $306,222          5.800
5.830.........................                   1          $143,920          0.04         $143,920          5.830
5.850.........................                  18        $4,796,297          1.20         $266,461          5.850
5.860.........................                   1          $401,500          0.10         $401,500          5.860
5.875.........................                  11        $2,539,453          0.64         $230,859          5.875
5.880.........................                   2          $322,871          0.08         $161,435          5.880
5.900.........................                  29        $4,226,041          1.06         $145,726          5.900
5.925.........................                   1          $124,000          0.03         $124,000          5.925
5.940.........................                   1          $204,000          0.05         $204,000          5.940
5.950.........................                  27        $4,891,609          1.22         $181,171          5.950
5.990.........................                  24        $5,794,711          1.45         $241,446          5.990
5.999.........................                   4        $1,202,427          0.30         $300,607          5.999
6.000.........................                  37        $6,439,026          1.61         $174,028          6.000
6.050.........................                  10        $1,828,693          0.46         $182,869          6.050
6.090.........................                   1          $151,200          0.04         $151,200          6.090
6.100.........................                  30        $3,597,026          0.90         $119,901          6.100
6.125.........................                  13        $5,865,037          1.47         $451,157          6.125
6.130.........................                   1           $91,821          0.02          $91,821          6.130
6.150.........................                  22        $4,361,493          1.09         $198,250          6.150
6.200.........................                  28        $3,348,421          0.84         $119,586          6.200
6.225.........................                   1          $120,402          0.03         $120,402          6.225
6.230.........................                   4          $798,290          0.20         $199,573          6.230
6.240.........................                   1          $188,066          0.05         $188,066          6.240
6.250.........................                  68       $14,164,992          3.54         $208,309          6.250
6.275.........................                   1          $122,400          0.03         $122,400          6.275
6.280.........................                   2          $171,838          0.04          $85,919          6.280
6.290.........................                   1          $165,300          0.04         $165,300          6.290
6.300.........................                  12        $1,621,992          0.41         $135,166          6.300
6.350.........................                   8        $1,049,377          0.26         $131,172          6.350
6.375.........................                  22        $8,712,910          2.18         $396,041          6.375
6.400.........................                  10        $1,240,844          0.31         $124,084          6.400
6.450.........................                  17        $2,901,470          0.73         $170,675          6.450
6.490.........................                   1          $146,320          0.04         $146,320          6.490
6.500.........................                  65       $24,130,830          6.04         $371,244          6.500
6.525.........................                   1          $369,000          0.09         $369,000          6.525
6.550.........................                   7        $1,675,849          0.42         $239,407          6.550
6.575.........................                   1           $84,800          0.02          $84,800          6.575
6.580.........................                   1          $186,834          0.05         $186,834          6.580
6.590.........................                   1          $124,000          0.03         $124,000          6.590
6.600.........................                   8        $1,437,206          0.36         $179,651          6.600
6.625.........................                  36       $14,771,425          3.69         $410,317          6.625
6.650.........................                  17        $2,760,038          0.69         $162,355          6.650
6.660.........................                   1          $154,688          0.04         $154,688          6.660
6.680.........................                   1           $81,928          0.02          $81,928          6.680
6.700.........................                  20        $2,989,630          0.75         $149,481          6.700
6.725.........................                   1          $150,190          0.04         $150,190          6.725
6.730.........................                   1          $124,400          0.03         $124,400          6.730
6.750.........................                  44       $14,477,100          3.62         $329,025          6.750


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.490.........................                356                 640             83.1
5.500.........................                357                 677             77.8
5.550.........................                358                 695             79.4
5.560.........................                355                 665             80.0
5.575.........................                357                 709             80.0
5.580.........................                357                 694             80.0
5.590.........................                356                 627             80.0
5.600.........................                358                 673             78.6
5.620.........................                354                 629             80.0
5.625.........................                357                 718             84.7
5.650.........................                353                 671             80.3
5.700.........................                354                 702             78.2
5.720.........................                359                 672             78.7
5.750.........................                357                 668             80.9
5.775.........................                358                 653             79.6
5.800.........................                356                 645             78.6
5.830.........................                357                 642             80.0
5.850.........................                357                 655             80.7
5.860.........................                355                 686             83.7
5.875.........................                355                 675             87.2
5.880.........................                359                 645             79.8
5.900.........................                357                 665             81.2
5.925.........................                357                 668             80.0
5.940.........................                357                 641             80.0
5.950.........................                357                 649             80.9
5.990.........................                358                 656             79.7
5.999.........................                358                 770             76.7
6.000.........................                359                 679             78.2
6.050.........................                359                 652             76.1
6.090.........................                359                 640             80.0
6.100.........................                359                 662             79.3
6.125.........................                357                 734             77.3
6.130.........................                359                 641             80.0
6.150.........................                359                 670             81.0
6.200.........................                359                 648             80.4
6.225.........................                359                 685             79.9
6.230.........................                358                 650             77.8
6.240.........................                358                 699             80.0
6.250.........................                358                 703             79.8
6.275.........................                357                 649             80.0
6.280.........................                359                 670             79.6
6.290.........................                359                 682             76.9
6.300.........................                359                 679             79.9
6.350.........................                359                 673             79.2
6.375.........................                358                 732             80.1
6.400.........................                359                 683             81.6
6.450.........................                359                 638             83.0
6.490.........................                360                 659             80.0
6.500.........................                359                 692             76.6
6.525.........................                359                 701             90.0
6.550.........................                359                 637             80.0
6.575.........................                358                 676             79.6
6.580.........................                360                 639             83.1
6.590.........................                359                 635             80.0
6.600.........................                359                 681             82.3
6.625.........................                360                 693             78.7
6.650.........................                359                 641             80.4
6.660.........................                359                 758             79.7
6.680.........................                359                 645             79.6
6.700.........................                359                 649             80.3
6.725.........................                359                 664             77.1
6.730.........................                359                 624             79.7
6.750.........................                359                 693             76.1



                                                         29




                                            Number                                         Average
                                           Initial        Aggregate       Percent of      Principal        Weighted
                                              of          Principal        Mortgage        Balance         Average
Mortgage                                   Mortgage        Balance      Loans in Loan    Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
6.780.........................                   1          $350,400          0.09         $350,400          6.780
6.800.........................                   4          $587,889          0.15         $146,972          6.800
6.830.........................                   2          $505,273          0.13         $252,636          6.830
6.840.........................                   1          $100,800          0.03         $100,800          6.840
6.850.........................                   5          $636,636          0.16         $127,327          6.850
6.875.........................                  11        $4,658,083          1.17         $423,462          6.875
6.880.........................                   2          $184,888          0.05          $92,444          6.880
6.900.........................                  11        $1,320,408          0.33         $120,037          6.900
6.950.........................                   8          $968,784          0.24         $121,098          6.950
6.990.........................                   2          $590,850          0.15         $295,425          6.990
7.000.........................                  14        $2,390,275          0.60         $170,734          7.000
7.050.........................                   8        $1,323,713          0.33         $165,464          7.050
7.075.........................                   1          $310,696          0.08         $310,696          7.075
7.100.........................                   4          $544,676          0.14         $136,169          7.100
7.125.........................                   7        $3,139,872          0.79         $448,553          7.125
7.150.........................                   9        $1,740,096          0.44         $193,344          7.150
7.175.........................                   2          $439,402          0.11         $219,701          7.175
7.200.........................                   2          $337,700          0.08         $168,850          7.200
7.250.........................                   7        $2,056,669          0.51         $293,810          7.250
7.280.........................                   1          $242,812          0.06         $242,812          7.280
7.290.........................                   1           $89,780          0.02          $89,780          7.290
7.300.........................                   2          $215,826          0.05         $107,913          7.300
7.350.........................                   3          $542,952          0.14         $180,984          7.350
7.375.........................                   7        $1,569,085          0.39         $224,155          7.375
7.400.........................                   5        $1,023,991          0.26         $204,798          7.400
7.450.........................                   2          $247,163          0.06         $123,582          7.450
7.475.........................                   1          $140,800          0.04         $140,800          7.475
7.490.........................                   1           $63,825          0.02          $63,825          7.490
7.500.........................                   6        $1,772,374          0.44         $295,396          7.500
7.550.........................                   3          $638,811          0.16         $212,937          7.550
7.580.........................                   2          $301,385          0.08         $150,692          7.580
7.600.........................                   3          $500,055          0.13         $166,685          7.600
7.625.........................                   1          $649,000          0.16         $649,000          7.625
7.650.........................                   1          $188,800          0.05         $188,800          7.650
7.700.........................                   1           $59,115          0.01          $59,115          7.700
7.750.........................                   5          $806,658          0.20         $161,332          7.750
7.800.........................                   3          $554,386          0.14         $184,795          7.800
7.850.........................                   1           $95,787          0.02          $95,787          7.850
7.875.........................                   1          $113,200          0.03         $113,200          7.875
7.900.........................                   2          $263,000          0.07         $131,500          7.900
7.990.........................                   2          $682,281          0.17         $341,140          7.990
8.050.........................                   2          $274,274          0.07         $137,137          8.050
8.130.........................                   1           $73,703          0.02          $73,703          8.130
8.150.........................                   1          $199,870          0.05         $199,870          8.150
8.200.........................                   1          $463,701          0.12         $463,701          8.200
8.250.........................                   2          $200,350          0.05         $100,175          8.250
8.375.........................                   1          $105,600          0.03         $105,600          8.375
8.580.........................                   1           $60,727          0.02          $60,727          8.580
8.750.........................                   1          $211,378          0.05         $211,378          8.750
8.990.........................                   1           $55,800          0.01          $55,800          8.990
9.000.........................                   1           $75,958          0.02          $75,958          9.000
9.200.........................                   1          $116,876          0.03         $116,876          9.200
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Mortgage                                   Maturity        FICO Credit      Loan-to-Value
Rate (%)                                   (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
6.780.........................                359                 637             80.0
6.800.........................                359                 650             81.3
6.830.........................                359                 614             84.2
6.840.........................                359                 642             80.0
6.850.........................                359                 670             80.0
6.875.........................                359                 703             79.8
6.880.........................                359                 635             78.8
6.900.........................                359                 647             80.0
6.950.........................                359                 659             80.9
6.990.........................                360                 705             85.7
7.000.........................                359                 662             82.8
7.050.........................                359                 676             80.7
7.075.........................                359                 643             80.0
7.100.........................                359                 683             78.8
7.125.........................                359                 726             77.2
7.150.........................                359                 630             79.8
7.175.........................                359                 637             79.2
7.200.........................                358                 627             84.0
7.250.........................                360                 698             83.1
7.280.........................                359                 612             90.0
7.290.........................                359                 631             77.5
7.300.........................                358                 647             80.0
7.350.........................                360                 658             82.6
7.375.........................                357                 733             82.2
7.400.........................                359                 658             81.5
7.450.........................                359                 677             83.7
7.475.........................                359                 630             80.0
7.490.........................                359                 637             79.9
7.500.........................                359                 659             75.1
7.550.........................                359                 729             80.8
7.580.........................                359                 654             79.9
7.600.........................                359                 673             82.6
7.625.........................                358                 742             76.4
7.650.........................                359                 675             78.7
7.700.........................                359                 709             80.0
7.750.........................                358                 678             84.5
7.800.........................                359                 705             86.6
7.850.........................                359                 664             79.9
7.875.........................                360                 646             80.0
7.900.........................                359                 683             80.0
7.990.........................                359                 646             88.4
8.050.........................                360                 623             86.6
8.130.........................                359                 612             90.0
8.150.........................                359                 647             80.0
8.200.........................                359                 679             80.0
8.250.........................                360                 709             92.2
8.375.........................                360                 651             80.0
8.580.........................                359                 676             80.0
8.750.........................                359                 619             90.0
8.990.........................                360                 666             90.0
9.000.........................                360                 634             80.0
9.200.........................                359                 632             80.7
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================
---------


(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table inclusive of the rates of the interest premium charged by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 3 (net of such premiums) is expected to be approximately 5.659% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loans in Loan Group 3 is expected to be approximately 5.735%.




                                    Current Mortgage Loan Principal Balances(1)

                                                                          Percent of
                                            Number                         Initial         Average
Range of                                      of          Aggregate        Mortgage       Principal        Weighted
Current Mortgage                           Initial        Principal        Loans in        Balance         Average
Loan Principal                             Mortgage        Balance           Loan        Outstanding       Mortgage
Balances ($)                                Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
      0.01 -  50,000.00.......                   1           $49,902          0.01          $49,902          6.100
 50,000.01 - 100,000.00.......                 185       $14,948,719          3.74          $80,804          6.063
100,000.01 - 150,000.00.......                 429       $53,523,945         13.39         $124,764          5.889
150,000.01 - 200,000.00.......                 337       $58,334,974         14.59         $173,101          5.636
200,000.01 - 250,000.00.......                 130       $29,225,298          7.31         $224,810          5.428
250,000.01 - 300,000.00.......                  78       $21,155,329          5.29         $271,222          5.298
300,000.01 - 350,000.00.......                 134       $44,673,154         11.17         $333,382          5.583
350,000.01 - 400,000.00.......                 176       $66,224,382         16.56         $376,275          5.984
400,000.01 - 450,000.00.......                  74       $31,357,349          7.84         $423,748          5.584
450,000.01 - 500,000.00.......                  55       $26,138,947          6.54         $475,254          5.686
500,000.01 - 550,000.00.......                  24       $12,607,086          3.15         $525,295          5.659
550,000.01 - 600,000.00.......                  20       $11,552,152          2.89         $577,608          5.740
600,000.01 - 650,000.00.......                  11        $6,973,757          1.74         $633,978          5.634
650,000.01 - 700,000.00.......                   5        $3,395,600          0.85         $679,120          5.751
700,000.01 - 750,000.00.......                   2        $1,463,903          0.37         $731,952          5.982
750,000.01 - 1,000,000.00.....                  10        $8,715,072          2.18         $871,507          5.989
1,000,000.01 - 1,500,000.00...                   7        $9,468,000          2.37       $1,352,571          6.388
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
Range of                                   Remaining         Weighted         Original
Current Mortgage                            Term to          Average          Loan-to-
Loan Principal                             Maturity        FICO Credit       Value Ratio
Balances ($)                               (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
      0.01 -  50,000.00.......                359                 675             64.1
 50,000.01 - 100,000.00.......                357                 667             77.7
100,000.01 - 150,000.00.......                357                 669             79.2
150,000.01 - 200,000.00.......                355                 675             79.5
200,000.01 - 250,000.00.......                357                 683             79.6
250,000.01 - 300,000.00.......                357                 689             80.2
300,000.01 - 350,000.00.......                357                 685             79.5
350,000.01 - 400,000.00.......                358                 688             80.3
400,000.01 - 450,000.00.......                357                 682             79.4
450,000.01 - 500,000.00.......                357                 682             78.2
500,000.01 - 550,000.00.......                352                 703             77.8
550,000.01 - 600,000.00.......                358                 686             78.1
600,000.01 - 650,000.00.......                353                 677             72.1
650,000.01 - 700,000.00.......                358                 683             75.8
700,000.01 - 750,000.00.......                359                 708             71.9
750,000.01 - 1,000,000.00.....                356                 718             66.7
1,000,000.01 - 1,500,000.00...                359                 728             76.1
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in Loan Group 3 is approximately $238,264.



                                               FICO Credit Scores(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Range of                                      of          Principal        Loans in        Balance         Average
FICO Credit                                Mortgage        Balance           Loan        Outstanding       Mortgage
Scores                                      Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
541 - 560.....................                   2          $984,807          0.25         $492,404          5.063
561 - 580.....................                   2          $957,352          0.24         $478,676          5.570
581 - 600.....................                   1          $648,000          0.16         $648,000          5.250
601 - 620.....................                 143       $26,933,344          6.74         $188,345          6.065
621 - 640.....................                 282       $61,775,476         15.45         $219,062          5.822
641 - 660.....................                 285       $62,694,446         15.68         $219,981          5.710
661 - 680.....................                 284       $63,467,058         15.87         $223,476          5.657
681 - 700.....................                 193       $46,619,638         11.66         $241,553          5.651
701 - 720.....................                 137       $35,425,940          8.86         $258,584          5.665
721 - 740.....................                 123       $34,442,891          8.61         $280,024          5.758
741 - 760.....................                 112       $34,070,813          8.52         $304,204          5.859
761 - 780.....................                  74       $20,281,220          5.07         $274,071          5.570
781 - 800.....................                  33        $7,585,252          1.90         $229,856          5.445
801 - 820.....................                   7        $3,921,332          0.98         $560,190          5.831
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
Range of                                    Term to          Average          Original
FICO Credit                                Maturity        FICO Credit      Loan-to-Value
Scores                                     (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
541 - 560.....................                355                 556             67.4
561 - 580.....................                354                 573             62.8
581 - 600.....................                356                 598             80.0
601 - 620.....................                358                 614             79.1
621 - 640.....................                357                 631             79.0
641 - 660.....................                357                 651             78.8
661 - 680.....................                357                 670             79.8
681 - 700.....................                357                 689             80.2
701 - 720.....................                354                 711             77.9
721 - 740.....................                358                 730             78.5
741 - 760.....................                357                 749             79.1
761 - 780.....................                356                 770             75.4
781 - 800.....................                354                 791             77.1
801 - 820.....................                358                 808             77.7
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


---------
(1) As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans in Loan Group 3 is approximately 683.


                                  Documentation Program for Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Type of                                    Mortgage        Balance           Loan        Outstanding       Mortgage
Program                                     Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Full/Alternative..............               1,062      $225,925,709         56.51         $212,736          5.515
Reduced.......................                 406      $127,724,534         31.95         $314,592          6.282
Full-DU.......................                 175       $34,524,945          8.64         $197,285          5.177
No Income/No Asset............                  16        $5,161,005          1.29         $322,563          6.313
Preferred.....................                   5        $2,597,289          0.65         $519,458          4.841
No Ratio......................                  10        $2,073,221          0.52         $207,322          5.537
Streamlined...................                   4        $1,800,867          0.45         $450,217          5.155
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
Type of                                    Maturity        FICO Credit      Loan-to-Value
Program                                    (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Full/Alternative..............                356                 673             79.1
Reduced.......................                358                 704             78.4
Full-DU.......................                357                 672             79.7
No Income/No Asset............                359                 707             72.6
Preferred.....................                357                 740             72.4
No Ratio......................                359                 697             86.5
Streamlined...................                354                 568             67.4
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================




                                        Original Loan-to-Value Ratios(1)(2)

                                                                          Percent of
                                            Number                         Initial         Average
Range of                                   Initial        Aggregate        Mortgage       Principal        Weighted
Original                                      of          Principal        Loans in        Balance         Average
Loan-to-Value                              Mortgage        Balance           Loan        Outstanding       Mortgage
Ratios (%)                                  Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
50.00 and Below...............                  23        $5,353,667          1.34         $232,768          5.061
50.01 - 55.00.................                  17        $4,770,580          1.19         $280,622          5.736
55.01 - 60.00.................                  18        $5,939,790          1.49         $329,988          5.676
60.01 - 65.00.................                  47       $14,010,873          3.50         $298,104          5.394
65.01 - 70.00.................                  49       $16,370,229          4.09         $334,086          5.765
70.01 - 75.00.................                  85       $22,557,974          5.64         $265,388          5.594
75.01 - 80.00.................               1,148      $256,104,625         64.06         $223,088          5.804
80.01 - 85.00.................                  77       $21,238,722          5.31         $275,828          5.398
85.01 - 90.00.................                 173       $42,554,576         10.64         $245,980          5.800
90.01 - 95.00.................                  35        $9,886,459          2.47         $282,470          5.470
95.01 - 100.00................                   6        $1,020,075          0.26         $170,013          6.559
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Range of                                   Remaining         Weighted          Average
Original                                    Term to          Average          Original
Loan-to-Value                              Maturity        FICO Credit      Loan-to-Value
Ratios (%)                                 (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
50.00 and Below...............                354                 704             41.2
50.01 - 55.00.................                351                 685             52.6
55.01 - 60.00.................                352                 697             58.1
60.01 - 65.00.................                356                 687             63.2
65.01 - 70.00.................                355                 674             68.9
70.01 - 75.00.................                353                 688             73.7
75.01 - 80.00.................                358                 683             79.6
80.01 - 85.00.................                357                 683             84.0
85.01 - 90.00.................                357                 677             89.4
90.01 - 95.00.................                356                 678             94.3
95.01 - 100.00................                359                 722            100.0
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


---------
(1) The weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in Loan Group 3 is approximately 78.82%.
(2) Does not take into account any secondary financing on the Initial Mortgage Loans in Loan Group 3 that may exist at the time of origination.


                                   State Distribution of Mortgaged Properties(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
State                                       Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Alabama.......................                   4          $402,354          0.10         $100,588          5.894
Arizona.......................                 100       $15,357,991          3.84         $153,580          5.627
California....................                 522      $185,300,803         46.35         $354,982          5.715
Colorado......................                  38        $7,108,287          1.78         $187,060          5.524
Connecticut...................                  11        $2,577,429          0.64         $234,312          5.344
Delaware......................                   4          $449,318          0.11         $112,329          5.283
Florida.......................                 104       $17,255,215          4.32         $165,916          5.731
Georgia.......................                  51        $7,724,942          1.93         $151,469          5.438
Hawaii........................                   7        $2,018,325          0.50         $288,332          4.998
Iowa..........................                  12        $1,558,333          0.39         $129,861          5.608
Idaho.........................                   4          $465,472          0.12         $116,368          5.669
Illinois......................                  38        $6,971,113          1.74         $183,450          6.325
Indiana.......................                  20        $3,772,927          0.94         $188,646          5.531
Kansas........................                   7          $710,543          0.18         $101,506          6.135
Kentucky......................                   8          $901,101          0.23         $112,638          5.756
Louisiana.....................                   3          $223,270          0.06          $74,423          6.564
Massachusetts.................                  34        $8,905,723          2.23         $261,933          5.714
Maryland......................                  46       $11,855,941          2.97         $257,738          5.821
Maine.........................                   2          $808,899          0.20         $404,450          5.386
Michigan......................                  27        $3,957,734          0.99         $146,583          6.172
Minnesota.....................                  80       $13,964,119          3.49         $174,551          5.980
Missouri......................                  28        $4,147,225          1.04         $148,115          6.133
Mississippi...................                   5          $663,309          0.17         $132,662          5.207
Montana.......................                   4        $1,098,443          0.27         $274,611          6.172
North Carolina................                  45        $7,523,286          1.88         $167,184          5.947
North Dakota..................                   2          $193,902          0.05          $96,951          6.233
Nebraska......................                   8          $943,134          0.24         $117,892          6.298
New Hampshire.................                   4          $754,722          0.19         $188,680          5.640
New Jersey....................                  19        $5,062,187          1.27         $266,431          5.318
New Mexico....................                   4          $460,953          0.12         $115,238          6.251
Nevada........................                  32        $9,437,405          2.36         $294,919          6.271
New York......................                  24        $7,981,004          2.00         $332,542          5.525
Ohio..........................                  67       $10,496,146          2.63         $156,659          5.936
Oklahoma......................                   6          $756,035          0.19         $126,006          6.011
Oregon........................                  35        $4,793,401          1.20         $136,954          5.784
Pennsylvania..................                  27        $5,327,574          1.33         $197,318          5.896
Rhode Island..................                  10        $2,421,258          0.61         $242,126          5.745
South Carolina................                  15        $2,534,339          0.63         $168,956          5.814
South Dakota..................                   1          $120,402          0.03         $120,402          6.225
Tennessee.....................                  21        $3,696,160          0.92         $176,008          5.453
Texas.........................                  34        $5,015,260          1.25         $147,508          5.428
Utah..........................                  14        $2,299,244          0.58         $164,232          5.695
Virginia......................                  69       $17,845,269          4.46         $258,627          5.777
Washington....................                  63       $11,474,672          2.87         $182,138          5.330
Wisconsin.....................                  16        $2,146,469          0.54         $134,154          5.731
West Virginia.................                   1          $134,933          0.03         $134,933          6.050
Wyoming.......................                   2          $190,997          0.05          $95,499          5.681
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
                                           Maturity        FICO Credit      Loan-to-Value
State                                      (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Alabama.......................                  357               685             81.4
Arizona.......................                  357               673             79.8
California....................                  357               693             78.7
Colorado......................                  357               701             75.8
Connecticut...................                  357               689             73.0
Delaware......................                  359               680             74.7
Florida.......................                  356               674             80.6
Georgia.......................                  357               675             80.9
Hawaii........................                  355               698             63.3
Iowa..........................                  357               661             79.2
Idaho.........................                  358               662             79.7
Illinois......................                  358               669             81.5
Indiana.......................                  352               675             81.1
Kansas........................                  358               661             81.4
Kentucky......................                  358               674             80.8
Louisiana.....................                  359               658             79.2
Massachusetts.................                  358               694             77.2
Maryland......................                  357               663             79.6
Maine.........................                  358               721             78.7
Michigan......................                  357               656             79.6
Minnesota.....................                  357               676             79.3
Missouri......................                  358               670             80.6
Mississippi...................                  357               676             80.0
Montana.......................                  358               709             69.0
North Carolina................                  358               658             75.2
North Dakota..................                  359               707             79.8
Nebraska......................                  359               678             80.0
New Hampshire.................                  328               642             72.6
New Jersey....................                  359               692             80.0
New Mexico....................                  359               728             82.3
Nevada........................                  358               695             78.3
New York......................                  351               665             74.0
Ohio..........................                  358               656             81.3
Oklahoma......................                  358               669             83.0
Oregon........................                  358               677             80.5
Pennsylvania..................                  358               665             83.4
Rhode Island..................                  358               673             75.9
South Carolina................                  358               696             79.9
South Dakota..................                  359               685             79.9
Tennessee.....................                  356               641             80.2
Texas.........................                  355               708             77.4
Utah..........................                  358               667             81.4
Virginia......................                  358               673             78.8
Washington....................                  357               666             79.4
Wisconsin.....................                  358               684             79.3
West Virginia.................                  359               612             67.6
Wyoming.......................                  359               641             80.0
                                         ------------     ---------------   -----------------
   Total......................                  357               683             78.8
                                         ============     ===============   =================


---------

(1) No more than approximately 0.602% of the Initial Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.


                                         Purpose of Initial Mortgage Loans

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Loan Purpose                                Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Purchase......................               1,594      $376,824,245         94.25         $236,402          5.715
Refinance (cash-out)..........                  66       $16,448,720          4.11         $249,223          6.307
Refinance (rate/term).........                  18        $6,534,605          1.63         $363,034          5.469
                                         ------------  ---------------  -------------  ----------------  ------------
  Total.......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
                                           Remaining         Weighted         Original
                                            Term to          Average          Loan-to-
                                           Maturity        FICO Credit       Value Ratio
Loan Purpose                               (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
Purchase......................                357                 680             78.9
Refinance (cash-out)..........                358                 735             76.7
Refinance (rate/term).........                358                 728             79.6
                                         ------------     ---------------   -----------------
  Total.......................                357                 683             78.8
                                         ============     ===============   =================




                                            Type of Mortgaged Properties

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Property Type                               Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Single Family Residence.......               1,309      $299,683,838         74.96         $228,941          5.724
Planned Unit Development......                 192       $57,488,144         14.38         $299,417          5.729
Low-rise Condominium..........                 134       $29,069,052          7.27         $216,933          5.736
2-4 Family Residence..........                  36       $10,795,636          2.70         $299,879          5.980
High-rise Condominium.........                   7        $2,770,900          0.69         $395,843          6.119
                                         ------------  ---------------  -------------  ----------------  ------------
  Total.......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average                            Average
                                           Remaining         Weighted         Original
                                            Term to          Average          Loan-to-
                                           Maturity        FICO Credit       Value Ratio
Property Type                              (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
Single Family Residence.......                357                 678             78.9
Planned Unit Development......                357                 699             77.3
Low-rise Condominium..........                358                 694             80.4
2-4 Family Residence..........                358                 702             79.3
High-rise Condominium.........                359                 695             80.0
                                         ------------     ---------------   -----------------
  Total.......................                357                 683             78.8
                                         ============     ===============   =================


-----------
(1)  Treated as real property.



                                                 Occupancy Types(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Occupancy Type                              Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
Primary Residence.............               1,594      $376,824,245         94.25         $236,402          5.715
Investment Property...........                  66       $16,448,720          4.11         $245,223          6.307
Secondary Residence...........                  18        $6,534,605          1.63         $363,004          5.469
                                         ------------  ---------------  -------------  ----------------  ------------
  Total.......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted          Average
                                            Term to          Average          Original
                                           Maturity        FICO Credit      Loan-to-Value
Occupancy Type                             (Months)           Score           Ratio (%)
----------------------------             ------------     ---------------   -----------------
Primary Residence.............                357                 680             78.9
Investment Property...........                358                 735             76.7
Secondary Residence...........                358                 728             79.6
                                         ------------     ---------------   -----------------
  Total.......................                357                 683             78.8
                                         ============     ===============   =================


-----------
(1) Based upon representations of the related borrowers at the time of origination.


                                           Remaining Terms to Maturity(1)


                                                                          Percent of       Average
                                            Number        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Remaining Term                             Mortgage        Balance           Loan        Outstanding       Mortgage
to Maturity (Months)                        Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
360...........................                 117       $36,147,475          9.04         $308,953          6.647
359...........................                 631      $144,513,993         36.15         $229,024          6.129
358...........................                 238       $57,226,953         14.31         $240,449          5.793
357...........................                 218       $44,809,117         11.21         $205,546          5.168
356...........................                 270       $59,911,258         14.99         $221,894          5.145
355...........................                  97       $24,160,617          6.04         $249,079          5.272
354...........................                  31        $8,970,505          2.24         $289,371          5.090
353...........................                  28        $9,320,992          2.33         $332,893          5.033
352...........................                  22        $6,152,515          1.54         $279,660          4.917
351...........................                   5        $1,791,335          0.45         $358,267          5.000
350...........................                   1          $480,934          0.12         $480,934          5.875
348...........................                   2          $682,144          0.17         $341,072          6.055
346...........................                   1          $246,400          0.06         $246,400          4.250
336...........................                   3        $1,629,137          0.41         $543,046          4.998
335...........................                   2          $716,433          0.18         $358,216          6.259
324...........................                   2          $640,088          0.16         $320,044          5.186
323...........................                   2          $754,765          0.19         $377,383          4.875
239...........................                   4        $1,095,692          0.27         $273,923          5.379
179...........................                   2          $249,976          0.06         $124,988          5.462
176...........................                   2          $307,240          0.08         $153,620          5.122
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted         Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
Remaining Term                             Maturity           Credit        Value Ratio
to Maturity (Months)                       (Months)           Score             (%)
----------------------------             ------------     ---------------   -----------------
360...........................                360                 697             79.6
359...........................                359                 680             78.5
358...........................                358                 694             77.8
357...........................                357                 683             78.5
356...........................                356                 678             79.5
355...........................                355                 668             80.3
354...........................                354                 663             83.4
353...........................                353                 675             80.4
352...........................                352                 669             79.8
351...........................                351                 735             77.6
350...........................                350                 658             90.0
348...........................                348                 669             77.6
346...........................                346                 759             80.0
336...........................                336                 757             54.7
335...........................                335                 665             77.9
324...........................                324                 763             81.5
323...........................                323                 727             79.2
239...........................                239                 714             72.3
179...........................                179                 665             57.3
176...........................                176                 689             63.9
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


------------
(1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in Loan Group 3 is approximately 357 months.


                                         Months to Initial Adjustment Date

                                                                           Percent
                                                                              of
                                            Number                         Initial         Average
Months to                                  Initial        Aggregate        Mortgage       Principal        Weighted
Initial                                       of          Principal        Loans in        Balance         Average
Adjustment                                 Mortgage        Balance           Loan        Outstanding       Mortgage
Date                                        Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.............................                   1          $519,000          0.13         $519,000          2.500
4.............................                   4          $747,350          0.19         $186,838          3.933
5.............................                  27        $6,812,873          1.70         $252,329          4.167
11............................                   2          $754,765          0.19         $377,383          4.875
12............................                   1          $533,741          0.13         $533,741          4.750
15............................                   3          $847,585          0.21         $282,528          4.866
16............................                  12        $3,089,753          0.77         $257,479          4.921
17............................                  13        $3,841,138          0.96         $295,472          5.046
18............................                  17        $4,664,025          1.17         $274,354          5.066
19............................                  31        $9,201,797          2.30         $296,832          5.389
20............................                  55       $13,341,406          3.34         $242,571          5.174
21............................                  44       $10,232,059          2.56         $232,547          5.268
22............................                  83       $17,640,441          4.41         $212,535          5.740
23............................                 244       $54,011,306         13.51         $221,358          5.866
24............................                  35        $7,757,492          1.94         $221,643          6.767
28............................                   9        $2,706,689          0.68         $300,743          4.885
29............................                  13        $4,682,060          1.17         $360,158          5.072
30............................                  14        $4,306,480          1.08         $307,606          5.116
31............................                  60       $13,017,171          3.26         $216,953          5.202
32............................                 191       $40,546,148         10.14         $212,283          5.169
33............................                 158       $30,932,559          7.74         $195,776          5.137
34............................                 125       $26,692,525          6.68         $213,540          5.609
35............................                 276       $45,212,766         11.31         $163,814          6.364
36............................                  27        $5,252,940          1.31         $194,553          6.056
46............................                   1          $246,400          0.06         $246,400          4.250
48............................                   1          $106,347          0.03         $106,347          7.375
51............................                   1          $618,750          0.15         $618,750          5.250
55............................                   4          $829,697          0.21         $207,424          5.083
56............................                  23        $4,912,723          1.23         $213,597          4.871
57............................                  16        $3,644,499          0.91         $227,781          5.150
58............................                  24       $11,216,137          2.81         $467,339          6.286
59............................                  91       $39,977,957         10.00         $439,318          6.547
60............................                  58       $24,766,180          6.19         $427,003          6.625
72............................                   1          $326,779          0.08         $326,779          6.250
74............................                   1          $480,934          0.12         $480,934          5.875
75............................                   1          $325,000          0.08         $325,000          4.875
76............................                   1          $356,073          0.09         $356,073          5.125
77............................                   1          $459,987          0.12         $459,987          5.375
79............................                   1          $614,587          0.15         $614,587          4.875
80............................                   2        $1,048,000          0.26         $524,000          5.059
82............................                   2          $930,500          0.23         $465,250          7.596
83............................                   1          $380,000          0.10         $380,000          7.250
108...........................                   1          $355,365          0.09         $355,365          5.875
115...........................                   1          $497,365          0.12         $497,365          5.750
116...........................                   1          $370,220          0.09         $370,220          5.375
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Months to                                  Remaining         Weighted         Average
Initial                                     Term to          Average          Original
Adjustment                                 Maturity        FICO Credit     Loan-to-Value
Date                                       (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.............................                359                 655             64.9
4.............................                358                 750             88.0
5.............................                359                 713             80.6
11............................                323                 727             79.2
12............................                324                 772             80.0
15............................                351                 667             88.9
16............................                352                 659             82.3
17............................                353                 684             81.5
18............................                354                 651             85.9
19............................                355                 672             81.2
20............................                352                 689             77.1
21............................                357                 687             79.9
22............................                358                 689             76.4
23............................                356                 671             78.1
24............................                360                 669             80.7
28............................                352                 689             76.9
29............................                353                 678             81.1
30............................                354                 675             80.6
31............................                355                 670             80.6
32............................                356                 671             80.7
33............................                357                 676             78.3
34............................                358                 676             79.4
35............................                359                 659             79.8
36............................                353                 687             72.9
46............................                346                 759             80.0
48............................                324                 717             89.2
51............................                351                 792             75.0
55............................                355                 717             80.7
56............................                356                 728             75.9
57............................                357                 727             76.6
58............................                358                 746             76.5
59............................                359                 711             77.2
60............................                360                 712             79.1
72............................                348                 735             64.2
74............................                350                 658             90.0
75............................                351                 804             53.3
76............................                352                 603             79.5
77............................                353                 566             58.1
79............................                355                 557             70.7
80............................                356                 606             78.8
82............................                358                 662             67.3
83............................                359                 710             95.0
108...........................                348                 609             90.0
115...........................                355                 579             67.1
116...........................                356                 555             62.0
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================



                                                  Gross Margins(1)

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Gross                                      Mortgage        Balance           Loan        Outstanding       Mortgage
Margin (%)                                  Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.250.........................                   1          $174,451          0.04         $174,451          6.000
1.500.........................                   1          $519,000          0.13         $519,000          2.500
1.625.........................                   2          $465,000          0.12         $232,500          3.129
1.750.........................                   1          $442,000          0.11         $442,000          3.125
1.875.........................                   3          $832,000          0.21         $277,333          3.500
2.000.........................                   4        $1,398,400          0.35         $349,600          3.585
2.125.........................                   1          $106,400          0.03         $106,400          3.750
2.250.........................                 237       $96,141,937         24.05         $405,662          6.154
2.375.........................                   2          $451,000          0.11         $225,500          3.479
2.500.........................                   1          $306,000          0.08         $306,000          3.500
2.625.........................                   4          $666,000          0.17         $166,500          4.637
2.750.........................                  16        $6,022,242          1.51         $376,390          5.588
2.875.........................                   1          $352,000          0.09         $352,000          5.750
3.000.........................                   1          $508,000          0.13         $508,000          6.375
3.250.........................                  14        $2,899,215          0.73         $207,087          5.639
3.375.........................                   1          $714,764          0.18         $714,764          6.750
3.625.........................                   1          $402,000          0.10         $402,000          6.500
3.750.........................                   3          $739,637          0.18         $246,546          5.211
3.850.........................                   1          $378,250          0.09         $378,250          4.850
3.875.........................                   1          $503,192          0.13         $503,192          7.125
3.900.........................                   1          $186,236          0.05         $186,236          4.900
3.955.........................                   1          $445,000          0.11         $445,000          4.955
3.990.........................                   1          $395,120          0.10         $395,120          4.990
4.000.........................                   1          $447,533          0.11         $447,533          6.875
4.060.........................                   1          $203,437          0.05         $203,437          4.200
4.075.........................                   1          $119,475          0.03         $119,475          5.075
4.150.........................                   1          $254,000          0.06         $254,000          5.150
4.160.........................                   1          $215,450          0.05         $215,450          4.700
4.250.........................                  37        $8,064,947          2.02         $217,972          4.751
4.270.........................                   1          $342,573          0.09         $342,573          4.250
4.300.........................                  10        $2,077,480          0.52         $207,748          4.661
4.350.........................                   8        $1,527,068          0.38         $190,883          4.600
4.375.........................                   2          $892,000          0.22         $446,000          6.452
4.400.........................                   9        $1,568,576          0.39         $174,286          4.728
4.410.........................                   1           $87,380          0.02          $87,380          4.950
4.420.........................                   2          $348,051          0.09         $174,026          4.707
4.450.........................                  21        $4,069,076          1.02         $193,766          4.859
4.460.........................                   1          $157,014          0.04         $157,014          4.850
4.500.........................                  35        $8,541,206          2.14         $244,034          4.958
4.510.........................                   1          $189,512          0.05         $189,512          4.650
4.530.........................                   1          $212,000          0.05         $212,000          4.780
4.550.........................                   9        $2,093,943          0.52         $232,660          4.800
4.580.........................                   2          $350,048          0.09         $175,024          4.830
4.600.........................                  14        $2,920,796          0.73         $208,628          4.973
4.620.........................                   2          $511,452          0.13         $255,726          5.333
4.625.........................                   2          $398,774          0.10         $199,387          4.875
4.630.........................                   1          $175,567          0.04         $175,567          4.880
4.650.........................                  24        $4,629,816          1.16         $192,909          5.096
4.680.........................                   2          $323,217          0.08         $161,609          4.927
4.690.........................                   1          $238,462          0.06         $238,462          4.690
4.700.........................                  17        $3,788,403          0.95         $222,847          5.032
4.710.........................                   3          $925,096          0.23         $308,365          5.037
4.740.........................                  13        $3,290,448          0.82         $253,111          4.990
4.748.........................                   2          $251,163          0.06         $125,582          5.343
4.749.........................                   3          $604,342          0.15         $201,447          5.532
4.750.........................                  68       $16,936,763          4.24         $249,070          5.275
4.800.........................                  18        $4,034,202          1.01         $224,122          5.154
4.810.........................                   2          $524,984          0.13         $262,492          4.971
4.825.........................                   1          $196,800          0.05         $196,800          5.075


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
                                            Term to          Average          Original
Gross                                      Maturity        FICO Credit     Loan-to-Value
Margin (%)                                 (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.250.........................                359                 656             79.5
1.500.........................                359                 655             64.9
1.625.........................                359                 721             68.7
1.750.........................                359                 810             80.0
1.875.........................                359                 730             78.7
2.000.........................                359                 708             76.9
2.125.........................                359                 689             80.0
2.250.........................                358                 713             76.4
2.375.........................                359                 685             81.2
2.500.........................                358                 747             90.0
2.625.........................                358                 699             75.0
2.750.........................                349                 713             80.9
2.875.........................                358                 724             80.0
3.000.........................                358                 756             80.0
3.250.........................                357                 696             85.1
3.375.........................                358                 804             80.0
3.625.........................                358                 736             80.0
3.750.........................                358                 695             80.2
3.850.........................                356                 634             85.0
3.875.........................                358                 675             80.0
3.900.........................                355                 636             75.0
3.955.........................                357                 650             68.7
3.990.........................                355                 692             85.0
4.000.........................                358                 788             80.0
4.060.........................                357                 690             69.5
4.075.........................                355                 658             35.7
4.150.........................                356                 678             65.8
4.160.........................                358                 697             67.9
4.250.........................                357                 715             79.6
4.270.........................                357                 689             80.0
4.300.........................                357                 715             79.4
4.350.........................                356                 678             75.1
4.375.........................                357                 697             84.9
4.400.........................                356                 687             79.9
4.410.........................                357                 691             73.7
4.420.........................                358                 695             82.3
4.450.........................                356                 708             80.1
4.460.........................                358                 728             80.0
4.500.........................                355                 683             79.8
4.510.........................                358                 652             79.8
4.530.........................                357                 772             80.0
4.550.........................                356                 677             79.4
4.580.........................                357                 707             80.0
4.600.........................                356                 667             80.8
4.620.........................                355                 640             80.0
4.625.........................                358                 635             80.0
4.630.........................                358                 707             80.0
4.650.........................                356                 657             79.4
4.680.........................                357                 659             65.9
4.690.........................                356                 644             88.9
4.700.........................                356                 690             80.9
4.710.........................                357                 728             80.8
4.740.........................                356                 677             80.4
4.748.........................                357                 756             76.1
4.749.........................                359                 719             79.5
4.750.........................                353                 722             74.7
4.800.........................                356                 674             79.5
4.810.........................                358                 729             68.4
4.825.........................                356                 742             80.0



                                                         37



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Gross                                      Mortgage        Balance           Loan        Outstanding       Mortgage
Margin (%)                                  Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
4.840.........................                   1          $330,119          0.08         $330,119          5.090
4.850.........................                  13        $3,014,690          0.75         $231,899          5.259
4.860.........................                   4          $888,402          0.22         $222,100          5.342
4.880.........................                   3          $391,279          0.10         $130,426          5.167
4.890.........................                   1          $107,999          0.03         $107,999          5.040
4.900.........................                  20        $3,779,462          0.95         $188,973          5.262
4.950.........................                  15        $3,295,738          0.82         $219,716          5.236
4.960.........................                   2          $280,079          0.07         $140,040          5.100
4.990.........................                   2          $493,144          0.12         $246,572          5.729
4.997.........................                   1          $223,457          0.06         $223,457          5.700
4.998.........................                   4        $1,045,379          0.26         $261,345          5.398
5.000.........................                  63       $14,621,458          3.66         $232,087          5.367
5.010.........................                   1          $106,826          0.03         $106,826          5.200
5.020.........................                   1          $409,452          0.10         $409,452          5.275
5.030.........................                   1           $66,272          0.02          $66,272          5.300
5.050.........................                  11        $1,776,710          0.44         $161,519          5.265
5.080.........................                   2          $533,429          0.13         $266,714          5.250
5.100.........................                  19        $4,164,576          1.04         $219,188          5.350
5.120.........................                   1          $128,365          0.03         $128,365          5.370
5.125.........................                   3          $964,736          0.24         $321,579          5.375
5.150.........................                  25        $5,782,380          1.45         $231,295          5.400
5.180.........................                   1          $157,474          0.04         $157,474          5.450
5.190.........................                   1          $158,400          0.04         $158,400          5.440
5.200.........................                  19        $5,284,135          1.32         $278,112          5.468
5.225.........................                   1          $359,206          0.09         $359,206          5.475
5.240.........................                   1          $112,971          0.03         $112,971          5.490
5.248.........................                   4          $842,625          0.21         $210,656          5.415
5.250.........................                  36        $9,131,961          2.28         $253,666          5.561
5.280.........................                   1          $483,494          0.12         $483,494          4.650
5.300.........................                   9        $2,254,618          0.56         $250,513          5.550
5.310.........................                   3          $669,201          0.17         $223,067          5.626
5.320.........................                   1          $174,341          0.04         $174,341          5.200
5.325.........................                   1          $111,920          0.03         $111,920          5.575
5.340.........................                   2          $307,120          0.08         $153,560          5.590
5.350.........................                  12        $2,488,706          0.62         $207,392          5.600
5.360.........................                   2          $451,110          0.11         $225,555          5.208
5.375.........................                   1          $323,200          0.08         $323,200          5.875
5.380.........................                   1          $186,549          0.05         $186,549          5.250
5.400.........................                  13        $2,605,801          0.65         $200,446          5.650
5.450.........................                   6        $1,132,434          0.28         $188,739          5.662
5.460.........................                   1          $207,281          0.05         $207,281          5.250
5.470.........................                   1          $244,000          0.06         $244,000          5.720
5.500.........................                  26        $7,303,828          1.83         $280,916          5.587
5.525.........................                   2          $644,551          0.16         $322,275          5.775
5.550.........................                   4        $1,152,383          0.29         $288,096          5.800
5.560.........................                   1          $149,822          0.04         $149,822          5.075
5.580.........................                   2          $390,768          0.10         $195,384          5.558
5.600.........................                  16        $4,145,941          1.04         $259,121          5.780
5.610.........................                   2          $276,089          0.07         $138,044          5.326
5.625.........................                   2          $243,725          0.06         $121,863          5.875
5.630.........................                   2          $322,871          0.08         $161,435          5.880
5.645.........................                   1          $116,607          0.03         $116,607          5.400
5.650.........................                  28        $3,745,179          0.94         $133,756          5.904
5.675.........................                   1          $124,000          0.03         $124,000          5.925
5.690.........................                   1          $204,000          0.05         $204,000          5.940
5.700.........................                  24        $4,397,274          1.10         $183,220          5.950
5.740.........................                  21        $4,775,958          1.19         $227,427          5.990
5.749.........................                   1          $339,638          0.08         $339,638          5.650


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
                                            Term to          Average          Original
Gross                                      Maturity        FICO Credit     Loan-to-Value
Margin (%)                                 (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
4.840.........................                357                 668             90.0
4.850.........................                356                 657             79.9
4.860.........................                357                 697             84.2
4.880.........................                357                 696             76.9
4.890.........................                355                 641             80.0
4.900.........................                356                 665             81.8
4.950.........................                356                 685             79.8
4.960.........................                358                 655             83.4
4.990.........................                355                 664             79.5
4.997.........................                359                 698             89.5
4.998.........................                327                 695             75.6
5.000.........................                355                 682             79.0
5.010.........................                357                 628             80.0
5.020.........................                357                 627             63.1
5.030.........................                357                 752             78.2
5.050.........................                357                 669             81.4
5.080.........................                357                 710             85.0
5.100.........................                357                 646             79.6
5.120.........................                358                 674             80.0
5.125.........................                357                 652             83.6
5.150.........................                357                 681             81.2
5.180.........................                357                 629             79.0
5.190.........................                353                 677             90.0
5.200.........................                356                 667             81.4
5.225.........................                358                 689             82.8
5.240.........................                356                 626             80.0
5.248.........................                358                 666             72.0
5.250.........................                356                 664             77.1
5.280.........................                357                 668             89.2
5.300.........................                357                 656             79.5
5.310.........................                357                 643             81.7
5.320.........................                357                 651             72.9
5.325.........................                357                 709             80.0
5.340.........................                356                 627             80.0
5.350.........................                356                 651             80.6
5.360.........................                358                 682             82.4
5.375.........................                360                 695             80.0
5.380.........................                357                 668             90.0
5.400.........................                357                 671             81.9
5.450.........................                357                 673             77.9
5.460.........................                357                 643             80.0
5.470.........................                359                 672             78.7
5.500.........................                355                 661             79.5
5.525.........................                358                 653             79.6
5.550.........................                357                 647             79.1
5.560.........................                357                 646             80.0
5.580.........................                358                 649             80.0
5.600.........................                356                 654             81.0
5.610.........................                358                 657             76.4
5.625.........................                357                 672             80.0
5.630.........................                359                 645             79.8
5.645.........................                357                 655             90.0
5.650.........................                357                 667             80.5
5.675.........................                357                 668             80.0
5.690.........................                357                 641             80.0
5.700.........................                357                 644             80.6
5.740.........................                357                 652             80.9
5.749.........................                359                 627             68.4





                                                         38



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Gross                                      Mortgage        Balance           Loan        Outstanding       Mortgage
Margin (%)                                  Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.750.........................                  31        $5,178,338          1.30         $167,043          6.019
5.800.........................                  10        $1,828,693          0.46         $182,869          6.050
5.810.........................                   1          $171,000          0.04         $171,000          5.950
5.840.........................                   1          $151,200          0.04         $151,200          6.090
5.850.........................                  30        $3,633,461          0.91         $121,115          6.093
5.875.........................                   2          $243,596          0.06         $121,798          6.125
5.880.........................                   1           $91,821          0.02          $91,821          6.130
5.900.........................                  21        $3,903,287          0.98         $185,871          6.150
5.950.........................                  29        $3,797,474          0.95         $130,947          6.192
5.975.........................                   1          $120,402          0.03         $120,402          6.225
5.980.........................                   4          $798,290          0.20         $199,573          6.230
5.990.........................                   2          $306,348          0.08         $153,174          6.143
6.000.........................                 130       $27,834,495          6.96         $214,112          5.514
6.025.........................                   1          $122,400          0.03         $122,400          6.275
6.030.........................                   2          $171,838          0.04          $85,919          6.280
6.040.........................                   1          $165,300          0.04         $165,300          6.290
6.050.........................                  12        $1,621,992          0.41         $135,166          6.300
6.100.........................                   9        $1,479,984          0.37         $164,443          6.379
6.125.........................                   4        $1,382,574          0.35         $345,643          6.559
6.150.........................                  10        $1,240,844          0.31         $124,084          6.400
6.200.........................                  16        $2,470,864          0.62         $154,429          6.450
6.240.........................                   1          $146,320          0.04         $146,320          6.490
6.250.........................                  16        $2,454,906          0.61         $153,432          6.519
6.275.........................                   1          $369,000          0.09         $369,000          6.525
6.300.........................                   7        $1,675,849          0.42         $239,407          6.550
6.330.........................                   2          $271,634          0.07         $135,817          6.578
6.340.........................                   1          $124,000          0.03         $124,000          6.590
6.350.........................                   8        $1,437,206          0.36         $179,651          6.600
6.375.........................                   5        $1,932,104          0.48         $386,421          6.843
6.380.........................                   1          $100,622          0.03         $100,622          6.625
6.400.........................                  17        $2,760,038          0.69         $162,355          6.650
6.410.........................                   1          $154,688          0.04         $154,688          6.660
6.430.........................                   1           $81,928          0.02          $81,928          6.680
6.450.........................                  20        $2,989,630          0.75         $149,481          6.700
6.475.........................                   1          $150,190          0.04         $150,190          6.725
6.480.........................                   1          $124,400          0.03         $124,400          6.730
6.490.........................                   1          $222,850          0.06         $222,850          6.990
6.500.........................                  78       $21,398,863          5.35         $274,344          5.138
6.530.........................                   1          $350,400          0.09         $350,400          6.780
6.550.........................                   4          $587,889          0.15         $146,972          6.800
6.580.........................                   2          $505,273          0.13         $252,636          6.830
6.590.........................                   1          $100,800          0.03         $100,800          6.840
6.600.........................                   5          $636,636          0.16         $127,327          6.850
6.630.........................                   2          $184,888          0.05          $92,444          6.880
6.650.........................                  11        $1,320,408          0.33         $120,037          6.900
6.700.........................                   8          $968,784          0.24         $121,098          6.950
6.750.........................                  15        $2,400,175          0.60         $160,012          7.081
6.800.........................                   8        $1,323,713          0.33         $165,464          7.050
6.825.........................                   1          $310,696          0.08         $310,696          7.075
6.850.........................                   4          $544,676          0.14         $136,169          7.100
6.875.........................                   1           $97,180          0.02          $97,180          7.125
6.900.........................                   9        $1,740,096          0.44         $193,344          7.150
6.925.........................                   2          $439,402          0.11         $219,701          7.175
6.950.........................                   2          $337,700          0.08         $168,850          7.200
7.000.........................                   3          $681,719          0.17         $227,240          7.318
7.040.........................                   1           $89,780          0.02          $89,780          7.290
7.050.........................                   4          $726,231          0.18         $181,558          7.330
7.100.........................                   3          $542,952          0.14         $180,984          7.350
7.125.........................                   3          $373,938          0.09         $124,646          7.375
7.150.........................                   4          $756,399          0.19         $189,100          7.400
7.200.........................                   2          $247,163          0.06         $123,582          7.450


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
                                            Term to          Average          Original
Gross                                      Maturity        FICO Credit     Loan-to-Value
Margin (%)                                 (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.750.........................                359                 656             76.7
5.800.........................                359                 652             76.1
5.810.........................                358                 639             90.0
5.840.........................                359                 640             80.0
5.850.........................                358                 663             79.4
5.875.........................                358                 678             80.0
5.880.........................                359                 641             80.0
5.900.........................                359                 672             81.1
5.950.........................                358                 647             80.3
5.975.........................                359                 685             79.9
5.980.........................                358                 650             77.8
5.990.........................                359                 668             80.0
6.000.........................                358                 660             77.3
6.025.........................                357                 649             80.0
6.030.........................                359                 670             79.6
6.040.........................                359                 682             76.9
6.050.........................                359                 679             79.9
6.100.........................                359                 672             81.7
6.125.........................                359                 647             75.0
6.150.........................                359                 683             81.6
6.200.........................                359                 633             82.1
6.240.........................                360                 659             80.0
6.250.........................                359                 645             77.6
6.275.........................                359                 701             90.0
6.300.........................                359                 637             80.0
6.330.........................                359                 651             82.0
6.340.........................                359                 635             80.0
6.350.........................                359                 681             82.3
6.375.........................                360                 654             78.7
6.380.........................                359                 640             77.5
6.400.........................                359                 641             80.4
6.410.........................                359                 758             79.7
6.430.........................                359                 645             79.6
6.450.........................                359                 649             80.3
6.475.........................                359                 664             77.1
6.480.........................                359                 624             79.7
6.490.........................                360                 669             95.0
6.500.........................                354                 671             82.3
6.530.........................                359                 637             80.0
6.550.........................                359                 650             81.3
6.580.........................                359                 614             84.2
6.590.........................                359                 642             80.0
6.600.........................                359                 670             80.0
6.630.........................                359                 635             78.8
6.650.........................                359                 647             80.0
6.700.........................                359                 659             80.9
6.750.........................                360                 647             82.2
6.800.........................                359                 676             80.7
6.825.........................                359                 643             80.0
6.850.........................                359                 683             78.8
6.875.........................                360                 747             80.0
6.900.........................                359                 630             79.8
6.925.........................                359                 637             79.2
6.950.........................                358                 627             84.0
7.000.........................                359                 668             84.4
7.040.........................                359                 631             77.5
7.050.........................                359                 643             82.9
7.100.........................                360                 658             82.6
7.125.........................                359                 660             86.7
7.150.........................                359                 654             82.5
7.200.........................                359                 677             83.7





                                                         39



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
                                              of          Principal        Loans in        Balance         Average
Gross                                      Mortgage        Balance           Loan        Outstanding       Mortgage
Margin (%)                                  Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
7.225.........................                   1          $140,800          0.04         $140,800          7.475
7.240.........................                   1           $63,825          0.02          $63,825          7.490
7.250.........................                   3          $559,374          0.14         $186,458          7.500
7.300.........................                   3          $638,811          0.16         $212,937          7.550
7.330.........................                   2          $301,385          0.08         $150,692          7.580
7.350.........................                   3          $500,055          0.13         $166,685          7.600
7.375.........................                   1          $113,200          0.03         $113,200          7.875
7.400.........................                   1          $188,800          0.05         $188,800          7.650
7.450.........................                   1           $59,115          0.01          $59,115          7.700
7.500.........................                   4          $451,158          0.11         $112,789          7.750
7.550.........................                   3          $554,386          0.14         $184,795          7.800
7.600.........................                   1           $95,787          0.02          $95,787          7.850
7.650.........................                   2          $263,000          0.07         $131,500          7.900
7.740.........................                   2          $682,281          0.17         $341,140          7.990
7.750.........................                   1          $122,000          0.03         $122,000          8.250
7.800.........................                   2          $274,274          0.07         $137,137          8.050
7.875.........................                   1          $105,600          0.03         $105,600          8.375
7.880.........................                   1           $73,703          0.02          $73,703          8.130
7.900.........................                   1          $199,870          0.05         $199,870          8.150
7.950.........................                   1          $463,701          0.12         $463,701          8.200
8.000.........................                   1           $78,350          0.02          $78,350          8.250
8.330.........................                   1           $60,727          0.02          $60,727          8.580
8.490.........................                   1           $55,800          0.01          $55,800          8.990
8.500.........................                   1          $211,378          0.05         $211,378          8.750
8.750.........................                   1           $75,958          0.02          $75,958          9.000
8.950.........................                   1          $116,876          0.03         $116,876          9.200
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
                                            Term to          Average          Original
Gross                                      Maturity        FICO Credit     Loan-to-Value
Margin (%)                                 (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
7.225.........................                359                 630             80.0
7.240.........................                359                 637             79.9
7.250.........................                359                 628             85.3
7.300.........................                359                 729             80.8
7.330.........................                359                 654             79.9
7.350.........................                359                 673             82.6
7.375.........................                360                 646             80.0
7.400.........................                359                 675             78.7
7.450.........................                359                 709             80.0
7.500.........................                359                 632             80.1
7.550.........................                359                 705             86.6
7.600.........................                359                 664             79.9
7.650.........................                359                 683             80.0
7.740.........................                359                 646             88.4
7.750.........................                360                 752            100.0
7.800.........................                360                 623             86.6
7.875.........................                360                 651             80.0
7.880.........................                359                 612             90.0
7.900.........................                359                 647             80.0
7.950.........................                359                 679             80.0
8.000.........................                359                 643             80.0
8.330.........................                359                 676             80.0
8.490.........................                360                 666             90.0
8.500.........................                359                 619             90.0
8.750.........................                360                 634             80.0
8.950.........................                359                 632             80.7
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


------------
(1) As of the cut-off date, the weighted average gross margin of the Initial Mortgage Loans in Loan Group 3 was approximately 4.605%.


                                               Maximum Mortgage Rates

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Maximum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
8.500.........................                   1          $519,000          0.13         $519,000          2.500
9.000.........................                   1          $345,000          0.09         $345,000          3.000
9.125.........................                   1          $442,000          0.11         $442,000          3.125
9.375.........................                   1           $75,000          0.02          $75,000          3.375
9.500.........................                   7        $2,084,000          0.52         $297,714          3.500
9.625.........................                   4        $1,333,887          0.33         $333,472          3.625
9.750.........................                   3          $704,800          0.18         $234,933          4.318
9.875.........................                   6        $1,894,582          0.47         $315,764          4.563
9.999.........................                   1          $572,000          0.14         $572,000          4.999
10.000........................                   3        $2,160,473          0.54         $720,158          4.429
10.125........................                   6        $3,124,871          0.78         $520,812          4.601
10.200........................                   1          $203,437          0.05         $203,437          4.200
10.250........................                   8        $3,067,373          0.77         $383,422          4.728
10.375........................                   3        $1,168,015          0.29         $389,338          4.941
10.500........................                  44        $9,781,720          2.45         $222,312          4.525
10.550........................                  11        $2,487,381          0.62         $226,126          4.550
10.600........................                  11        $2,529,997          0.63         $230,000          4.600
10.625........................                   7        $1,365,402          0.34         $195,057          4.903
10.650........................                  11        $2,438,863          0.61         $221,715          4.650
10.670........................                   1          $185,683          0.05         $185,683          4.670
10.690........................                   1          $238,462          0.06         $238,462          4.690
10.700........................                  23        $4,248,667          1.06         $184,725          4.700
10.725........................                   1           $84,509          0.02          $84,509          4.725
10.750........................                  35       $11,370,239          2.84         $324,864          4.910
10.780........................                   1          $212,000          0.05         $212,000          4.780
10.800........................                  16        $4,323,104          1.08         $270,194          4.800
10.830........................                   2          $350,048          0.09         $175,024          4.830
10.850........................                  19        $4,067,561          1.02         $214,082          4.850
10.870........................                   1          $195,600          0.05         $195,600          4.870
10.875........................                  19        $3,839,682          0.96         $202,089          5.165
10.880........................                   1          $175,567          0.04         $175,567          4.880
10.900........................                  36        $7,408,852          1.85         $205,801          4.900
10.925........................                   1          $179,297          0.04         $179,297          4.925
10.930........................                   1          $143,920          0.04         $143,920          4.930
10.950........................                  27        $6,449,501          1.61         $238,870          4.950
10.955........................                   1          $445,000          0.11         $445,000          4.955
10.990........................                  32        $8,496,879          2.13         $265,527          4.990
10.999........................                   3        $1,065,900          0.27         $355,300          5.999
11.000........................                  32        $7,876,523          1.97         $246,141          5.023
11.040........................                   1          $107,999          0.03         $107,999          5.040
11.050........................                  30        $7,441,948          1.86         $248,065          5.050
11.075........................                   4          $719,880          0.18         $179,970          5.075
11.090........................                   1          $330,119          0.08         $330,119          5.090
11.100........................                  33        $8,439,834          2.11         $255,753          5.100
11.125........................                  12        $5,908,156          1.48         $492,346          5.976
11.130........................                   1          $116,800          0.03         $116,800          5.130
11.150........................                  46        $9,205,552          2.30         $200,121          5.150
11.200........................                  25        $5,411,689          1.35         $216,468          5.200
11.240........................                   1          $198,400          0.05         $198,400          5.240
11.250........................                  56       $14,856,500          3.72         $265,295          5.553
11.275........................                   1          $409,452          0.10         $409,452          5.275
11.300........................                  25        $6,126,799          1.53         $245,072          5.287
11.350........................                  34        $7,553,427          1.89         $222,160          5.350
11.370........................                   1          $128,365          0.03         $128,365          5.370
11.375........................                  30       $11,064,947          2.77         $368,832          6.095
11.400........................                  43        $9,458,741          2.37         $219,971          5.400
11.425........................                   1           $62,789          0.02          $62,789          5.425
11.440........................                   1          $158,400          0.04         $158,400          5.440


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
8.500.........................                359                 655             64.9
9.000.........................                359                 722             73.4
9.125.........................                359                 810             80.0
9.375.........................                358                 800             87.4
9.500.........................                359                 708             77.4
9.625.........................                358                 709             78.7
9.750.........................                357                 642             78.3
9.875.........................                352                 697             69.9
9.999.........................                358                 654             80.0
10.000........................                348                 773             59.5
10.125........................                354                 692             74.6
10.200........................                357                 690             69.5
10.250........................                355                 728             74.4
10.375........................                354                 593             68.2
10.500........................                356                 706             77.2
10.550........................                356                 700             80.0
10.600........................                355                 683             79.3
10.625........................                356                 749             76.7
10.650........................                356                 685             83.5
10.670........................                358                 727             80.0
10.690........................                356                 644             88.9
10.700........................                356                 701             80.2
10.725........................                357                 650             52.0
10.750........................                357                 687             75.5
10.780........................                357                 772             80.0
10.800........................                355                 679             77.6
10.830........................                357                 707             80.0
10.850........................                356                 663             80.1
10.870........................                356                 659             80.0
10.875........................                355                 702             81.9
10.880........................                358                 707             80.0
10.900........................                356                 659             80.0
10.925........................                357                 662             54.6
10.930........................                356                 656             80.0
10.950........................                356                 677             81.6
10.955........................                357                 650             68.7
10.990........................                354                 703             77.0
10.999........................                358                 772             76.9
11.000........................                356                 683             79.6
11.040........................                355                 641             80.0
11.050........................                356                 670             77.7
11.075........................                356                 686             74.4
11.090........................                357                 668             90.0
11.100........................                353                 677             79.8
11.125........................                357                 733             77.7
11.130........................                356                 743             80.0
11.150........................                353                 675             79.0
11.200........................                357                 675             79.1
11.240........................                355                 695             80.0
11.250........................                358                 706             78.5
11.275........................                357                 627             63.1
11.300........................                347                 677             79.5
11.350........................                354                 663             79.3
11.370........................                358                 674             80.0
11.375........................                358                 728             80.1
11.400........................                357                 679             75.7
11.425........................                357                 677             70.0
11.440........................                353                 677             90.0




                                                         41




                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Maximum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
11.450........................                  31        $8,606,688          2.15         $277,635          5.450
11.475........................                   1          $359,206          0.09         $359,206          5.475
11.490........................                   3          $728,612          0.18         $242,871          5.490
11.500........................                  74       $28,732,067          7.19         $388,271          6.219
11.550........................                  23        $6,333,388          1.58         $275,365          5.550
11.560........................                   1          $166,800          0.04         $166,800          5.560
11.575........................                   1          $111,920          0.03         $111,920          5.575
11.580........................                   1          $460,000          0.12         $460,000          5.580
11.590........................                   2          $307,120          0.08         $153,560          5.590
11.600........................                  26        $7,104,221          1.78         $273,239          5.600
11.620........................                   1          $315,852          0.08         $315,852          5.620
11.625........................                  29       $12,725,882          3.18         $438,824          6.584
11.650........................                  41        $9,541,031          2.39         $232,708          5.650
11.700........................                  23        $5,360,056          1.34         $233,046          5.700
11.720........................                   1          $244,000          0.06         $244,000          5.720
11.750........................                  36       $14,698,262          3.68         $408,285          6.523
11.775........................                   1          $404,800          0.10         $404,800          5.775
11.780........................                   1          $239,751          0.06         $239,751          5.775
11.800........................                   6        $1,837,330          0.46         $306,222          5.800
11.830........................                   1          $143,920          0.04         $143,920          5.830
11.850........................                  18        $4,796,297          1.20         $266,461          5.850
11.860........................                   1          $401,500          0.10         $401,500          5.860
11.875........................                  14        $4,274,837          1.07         $305,345          6.542
11.880........................                   2          $322,871          0.08         $161,435          5.880
11.900........................                  29        $4,226,041          1.06         $145,726          5.900
11.925........................                   1          $124,000          0.03         $124,000          5.925
11.940........................                   1          $204,000          0.05         $204,000          5.940
11.950........................                  27        $4,891,609          1.22         $181,171          5.950
11.990........................                  24        $5,794,711          1.45         $241,446          5.990
11.999........................                   1          $136,527          0.03         $136,527          5.999
12.000........................                  38        $7,030,798          1.76         $185,021          6.110
12.050........................                  10        $1,828,693          0.46         $182,869          6.050
12.090........................                   1          $151,200          0.04         $151,200          6.090
12.100........................                  30        $3,597,026          0.90         $119,901          6.100
12.125........................                  12        $4,415,013          1.10         $367,918          6.648
12.130........................                   1           $91,821          0.02          $91,821          6.130
12.150........................                  22        $4,361,493          1.09         $198,250          6.150
12.200........................                  28        $3,348,421          0.84         $119,586          6.200
12.225........................                   1          $120,402          0.03         $120,402          6.225
12.230........................                   4          $798,290          0.20         $199,573          6.230
12.240........................                   1          $188,066          0.05         $188,066          6.240
12.250........................                  64       $10,562,527          2.64         $165,039          6.308
12.275........................                   1          $122,400          0.03         $122,400          6.275
12.280........................                   2          $171,838          0.04          $85,919          6.280
12.290........................                   1          $165,300          0.04         $165,300          6.290
12.300........................                  12        $1,621,992          0.41         $135,166          6.300
12.350........................                   8        $1,049,377          0.26         $131,172          6.350
12.375........................                   7        $1,943,660          0.49         $277,666          6.990
12.400........................                  10        $1,240,844          0.31         $124,084          6.400
12.450........................                  17        $2,901,470          0.73         $170,675          6.450
12.490........................                   1          $146,320          0.04         $146,320          6.490
12.500........................                  22        $4,104,206          1.03         $186,555          6.750
12.525........................                   1          $369,000          0.09         $369,000          6.525
12.550........................                   7        $1,675,849          0.42         $239,407          6.550
12.575........................                   1           $84,800          0.02          $84,800          6.575
12.580........................                   1          $186,834          0.05         $186,834          6.580
12.590........................                   1          $124,000          0.03         $124,000          6.590
12.600........................                   8        $1,437,206          0.36         $179,651          6.600
12.625........................                  10        $3,213,622          0.80         $321,362          6.827
12.650........................                  17        $2,760,038          0.69         $162,355          6.650
12.660........................                   1          $154,688          0.04         $154,688          6.660
12.680........................                   1           $81,928          0.02          $81,928          6.680
12.700........................                  20        $2,989,630          0.75         $149,481          6.700


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
11.450........................                357                 665             81.1
11.475........................                358                 689             82.8
11.490........................                356                 640             83.1
11.500........................                358                 693             76.9
11.550........................                358                 695             79.4
11.560........................                355                 665             80.0
11.575........................                357                 709             80.0
11.580........................                357                 694             80.0
11.590........................                356                 627             80.0
11.600........................                358                 673             78.6
11.620........................                354                 629             80.0
11.625........................                359                 693             79.7
11.650........................                353                 671             80.3
11.700........................                354                 702             78.2
11.720........................                359                 672             78.7
11.750........................                359                 690             76.9
11.775........................                358                 629             79.4
11.780........................                359                 693             80.0
11.800........................                356                 645             78.6
11.830........................                357                 642             80.0
11.850........................                357                 655             80.7
11.860........................                355                 686             83.7
11.875........................                359                 720             82.7
11.880........................                359                 645             79.8
11.900........................                357                 665             81.2
11.925........................                357                 668             80.0
11.940........................                357                 641             80.0
11.950........................                357                 649             80.9
11.990........................                358                 656             79.7
11.999........................                358                 756             75.0
12.000........................                359                 685             79.1
12.050........................                359                 652             76.1
12.090........................                359                 640             80.0
12.100........................                359                 662             79.3
12.125........................                355                 730             78.6
12.130........................                359                 641             80.0
12.150........................                359                 670             81.0
12.200........................                359                 648             80.4
12.225........................                359                 685             79.9
12.230........................                358                 650             77.8
12.240........................                358                 699             80.0
12.250........................                358                 675             80.1
12.275........................                357                 649             80.0
12.280........................                359                 670             79.6
12.290........................                359                 682             76.9
12.300........................                359                 679             79.9
12.350........................                359                 673             79.2
12.375........................                357                 718             82.5
12.400........................                359                 683             81.6
12.450........................                359                 638             83.0
12.490........................                360                 659             80.0
12.500........................                359                 659             74.6
12.525........................                359                 701             90.0
12.550........................                359                 637             80.0
12.575........................                358                 676             79.6
12.580........................                360                 639             83.1
12.590........................                359                 635             80.0
12.600........................                359                 681             82.3
12.625........................                359                 704             75.8
12.650........................                359                 641             80.4
12.660........................                359                 758             79.7
12.680........................                359                 645             79.6
12.700........................                359                 649             80.3





                                                         42



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Maximum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
12.725........................                   1          $150,190          0.04         $150,190          6.725
12.730........................                   1          $124,400          0.03         $124,400          6.730
12.750........................                  22        $3,430,873          0.86         $155,949          6.854
12.780........................                   1          $350,400          0.09         $350,400          6.780
12.800........................                   4          $587,889          0.15         $146,972          6.800
12.830........................                   2          $505,273          0.13         $252,636          6.830
12.840........................                   1          $100,800          0.03         $100,800          6.840
12.850........................                   5          $636,636          0.16         $127,327          6.850
12.875........................                   4        $1,807,500          0.45         $451,875          6.875
12.880........................                   2          $184,888          0.05          $92,444          6.880
12.900........................                  11        $1,320,408          0.33         $120,037          6.900
12.950........................                   8          $968,784          0.24         $121,098          6.950
12.990........................                   2          $590,850          0.15         $295,425          6.990
13.000........................                  12        $1,619,225          0.41         $134,935          7.000
13.050........................                   8        $1,323,713          0.33         $165,464          7.050
13.075........................                   1          $310,696          0.08         $310,696          7.075
13.100........................                   4          $544,676          0.14         $136,169          7.100
13.125........................                   1           $97,180          0.02          $97,180          7.125
13.150........................                   9        $1,740,096          0.44         $193,344          7.150
13.175........................                   2          $439,402          0.11         $219,701          7.175
13.200........................                   2          $337,700          0.08         $168,850          7.200
13.250........................                   5        $1,276,669          0.32         $255,334          7.250
13.280........................                   1          $242,812          0.06         $242,812          7.280
13.290........................                   1           $89,780          0.02          $89,780          7.290
13.300........................                   2          $215,826          0.05         $107,913          7.300
13.350........................                   3          $542,952          0.14         $180,984          7.350
13.375........................                   3          $373,938          0.09         $124,646          7.375
13.400........................                   5        $1,023,991          0.26         $204,798          7.400
13.450........................                   2          $247,163          0.06         $123,582          7.450
13.475........................                   1          $140,800          0.04         $140,800          7.475
13.490........................                   1           $63,825          0.02          $63,825          7.490
13.500........................                   4          $745,374          0.19         $186,343          7.500
13.550........................                   3          $638,811          0.16         $212,937          7.550
13.580........................                   2          $301,385          0.08         $150,692          7.580
13.600........................                   3          $500,055          0.13         $166,685          7.600
13.650........................                   1          $188,800          0.05         $188,800          7.650
13.700........................                   1           $59,115          0.01          $59,115          7.700
13.750........................                   4          $451,158          0.11         $112,789          7.750
13.800........................                   3          $554,386          0.14         $184,795          7.800
13.850........................                   1           $95,787          0.02          $95,787          7.850
13.875........................                   1          $113,200          0.03         $113,200          7.875
13.900........................                   2          $263,000          0.07         $131,500          7.900
13.990........................                   2          $682,281          0.17         $341,140          7.990
14.050........................                   2          $274,274          0.07         $137,137          8.050
14.130........................                   1           $73,703          0.02          $73,703          8.130
14.150........................                   1          $199,870          0.05         $199,870          8.150
14.200........................                   1          $463,701          0.12         $463,701          8.200
14.250........................                   2          $200,350          0.05         $100,175          8.250
14.375........................                   1          $105,600          0.03         $105,600          8.375
14.580........................                   1           $60,727          0.02          $60,727          8.580
14.750........................                   1          $211,378          0.05         $211,378          8.750
14.990........................                   1           $55,800          0.01          $55,800          8.990
15.000........................                   1           $75,958          0.02          $75,958          9.000
15.200........................                   1          $116,876          0.03         $116,876          9.200
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Maximum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
12.725........................                359                 664             77.1
12.730........................                359                 624             79.7
12.750........................                359                 677             81.3
12.780........................                359                 637             80.0
12.800........................                359                 650             81.3
12.830........................                359                 614             84.2
12.840........................                359                 642             80.0
12.850........................                359                 670             80.0
12.875........................                360                 656             78.6
12.880........................                359                 635             78.8
12.900........................                359                 647             80.0
12.950........................                359                 659             80.9
12.990........................                360                 705             85.7
13.000........................                359                 631             81.7
13.050........................                359                 676             80.7
13.075........................                359                 643             80.0
13.100........................                359                 683             78.8
13.125........................                360                 747             80.0
13.150........................                359                 630             79.8
13.175........................                359                 637             79.2
13.200........................                358                 627             84.0
13.250........................                360                 669             81.3
13.280........................                359                 612             90.0
13.290........................                359                 631             77.5
13.300........................                358                 647             80.0
13.350........................                360                 658             82.6
13.375........................                359                 660             86.7
13.400........................                359                 658             81.5
13.450........................                359                 677             83.7
13.475........................                359                 630             80.0
13.490........................                359                 637             79.9
13.500........................                359                 649             89.0
13.550........................                359                 729             80.8
13.580........................                359                 654             79.9
13.600........................                359                 673             82.6
13.650........................                359                 675             78.7
13.700........................                359                 709             80.0
13.750........................                359                 632             80.1
13.800........................                359                 705             86.6
13.850........................                359                 664             79.9
13.875........................                360                 646             80.0
13.900........................                359                 683             80.0
13.990........................                359                 646             88.4
14.050........................                360                 623             86.6
14.130........................                359                 612             90.0
14.150........................                359                 647             80.0
14.200........................                359                 679             80.0
14.250........................                360                 709             92.2
14.375........................                360                 651             80.0
14.580........................                359                 676             80.0
14.750........................                359                 619             90.0
14.990........................                360                 666             90.0
15.000........................                360                 634             80.0
15.200........................                359                 632             80.7
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================



                                             Initial Periodic Rate Caps

                                                                          Percent of
                                            Number                         Initial         Average
Initial                                    Initial        Aggregate        Mortgage       Principal        Weighted
Periodic                                      of          Principal        Loans in        Balance         Average
Rate Cap                                   Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
0.000.........................                   1          $519,000          0.13         $519,000          2.500
1.000.........................                  30        $7,222,415          1.81         $240,747          4.156
2.000.........................                 301       $83,048,183         20.77         $275,908          5.137
3.000.........................               1,108      $214,484,121         53.65         $193,578          5.783
4.000.........................                   1          $415,871          0.10         $415,871          5.700
5.000.........................                 172       $79,559,037         19.90         $462,553          6.442
6.000.........................                  65       $14,558,942          3.64         $223,984          5.475
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Initial                                    Remaining         Weighted         Average
Periodic                                    Term to          Average          Original
Rate Cap                                   Maturity        FICO Credit     Loan-to-Value
(%)                                        (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
0.000.........................                359                 655             64.9
1.000.........................                359                 719             81.0
2.000.........................                354                 685             77.3
3.000.........................                357                 668             80.2
4.000.........................                355                 747             80.0
5.000.........................                358                 709             76.8
6.000.........................                357                 733             77.5
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================




                                       Subsequent Periodic Rate Caps

                                                                          Percent of
                                            Number                         Initial         Average
Subsequent                                 Initial        Aggregate        Mortgage       Principal        Weighted
Periodic                                      of          Principal        Loans in        Balance         Average
Rate Cap                                   Mortgage        Balance           Loan        Outstanding       Mortgage
(%)                                         Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
0.000.........................                   1          $519,000          0.13         $519,000          2.500
1.000.........................               1,435      $301,267,189         75.35         $209,942          5.604
2.000.........................                 242       $98,021,380         24.52         $405,047          6.154
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
Subsequent                                 Remaining         Weighted         Average
Periodic                                    Term to          Average          Original
Rate Cap                                   Maturity        FICO Credit     Loan-to-Value
(%)                                        (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
0.000.........................                359                 655             64.9
1.000.........................                357                 674             79.6
2.000.........................                357                 712             76.6
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================




                                               Minimum Mortgage Rates

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Minimum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
1.500.........................                   1          $519,000          0.13         $519,000          2.500
1.625.........................                   2          $465,000          0.12         $232,500          3.129
1.750.........................                   1          $442,000          0.11         $442,000          3.125
1.875.........................                   3          $832,000          0.21         $277,333          3.500
2.000.........................                   4        $1,398,400          0.35         $349,600          3.585
2.125.........................                   1          $106,400          0.03         $106,400          3.750
2.250.........................                 237       $96,141,937         24.05         $405,662          6.154
2.375.........................                   2          $451,000          0.11         $225,500          3.479
2.500.........................                   1          $306,000          0.08         $306,000          3.500
2.625.........................                   4          $666,000          0.17         $166,500          4.637
2.750.........................                  16        $6,022,242          1.51         $376,390          5.588
2.875.........................                   1          $352,000          0.09         $352,000          5.750
3.000.........................                   1          $508,000          0.13         $508,000          6.375
3.250.........................                  13        $2,613,215          0.65         $201,017          5.736
3.375.........................                   2        $1,000,764          0.25         $500,382          6.178
3.625.........................                   1          $402,000          0.10         $402,000          6.500
3.750.........................                   1          $195,000          0.05         $195,000          5.125
4.000.........................                   1          $447,533          0.11         $447,533          6.875
4.125.........................                   1          $503,192          0.13         $503,192          7.125
4.200.........................                   1          $203,437          0.05         $203,437          4.200
4.250.........................                   2          $991,573          0.25         $495,787          6.459


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
1.500.........................                359                 655             64.9
1.625.........................                359                 721             68.7
1.750.........................                359                 810             80.0
1.875.........................                359                 730             78.7
2.000.........................                359                 708             76.9
2.125.........................                359                 689             80.0
2.250.........................                358                 713             76.4
2.375.........................                359                 685             81.2
2.500.........................                358                 747             90.0
2.625.........................                358                 699             75.0
2.750.........................                349                 713             80.9
2.875.........................                358                 724             80.0
3.000.........................                358                 756             80.0
3.250.........................                357                 705             87.2
3.375.........................                358                 752             76.2
3.625.........................                358                 736             80.0
3.750.........................                359                 695            100.0
4.000.........................                358                 788             80.0
4.125.........................                358                 675             80.0
4.200.........................                357                 690             69.5
4.250.........................                358                 724             77.7





                                                         44



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Minimum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
4.375.........................                   1          $452,000          0.11         $452,000          7.500
4.500.........................                  41        $8,817,815          2.21         $215,069          4.510
4.550.........................                  11        $2,487,381          0.62         $226,126          4.550
4.600.........................                  11        $2,529,997          0.63         $230,000          4.600
4.650.........................                  12        $2,566,857          0.64         $213,905          4.662
4.670.........................                   1          $185,683          0.05         $185,683          4.670
4.690.........................                   1          $238,462          0.06         $238,462          4.690
4.700.........................                  23        $4,248,667          1.06         $184,725          4.700
4.725.........................                   1           $84,509          0.02          $84,509          4.725
4.750.........................                  21        $5,957,890          1.49         $283,709          4.750
4.780.........................                   1          $212,000          0.05         $212,000          4.780
4.800.........................                  16        $4,323,104          1.08         $270,194          4.800
4.830.........................                   2          $350,048          0.09         $175,024          4.830
4.850.........................                  19        $4,067,561          1.02         $214,082          4.850
4.870.........................                   1          $195,600          0.05         $195,600          4.870
4.875.........................                   2          $398,774          0.10         $199,387          4.875
4.880.........................                   1          $175,567          0.04         $175,567          4.880
4.900.........................                  32        $6,530,882          1.63         $204,090          4.900
4.925.........................                   1          $179,297          0.04         $179,297          4.925
4.930.........................                   1          $143,920          0.04         $143,920          4.930
4.950.........................                  26        $6,092,934          1.52         $234,344          4.950
4.955.........................                   1          $445,000          0.11         $445,000          4.955
4.990.........................                  32        $8,496,879          2.13         $265,527          4.990
5.000.........................                  22        $5,477,286          1.37         $248,968          5.018
5.040.........................                   1          $107,999          0.03         $107,999          5.040
5.050.........................                  25        $5,542,765          1.39         $221,711          5.050
5.075.........................                   4          $719,880          0.18         $179,970          5.075
5.090.........................                   1          $330,119          0.08         $330,119          5.090
5.100.........................                  26        $7,092,871          1.77         $272,803          5.113
5.130.........................                   1          $116,800          0.03         $116,800          5.130
5.150.........................                  43        $8,394,486          2.10         $195,221          5.150
5.200.........................                  19        $3,966,099          0.99         $208,742          5.216
5.240.........................                   1          $198,400          0.05         $198,400          5.240
5.250.........................                  35        $6,511,257          1.63         $186,036          5.250
5.275.........................                   1          $409,452          0.10         $409,452          5.275
5.300.........................                  15        $3,187,164          0.80         $212,478          5.276
5.350.........................                  25        $5,514,586          1.38         $220,583          5.350
5.370.........................                   1          $128,365          0.03         $128,365          5.370
5.375.........................                   4        $1,404,736          0.35         $351,184          5.375
5.390.........................                   1          $121,600          0.03         $121,600          5.390
5.400.........................                  38        $8,656,127          2.17         $227,793          5.400
5.425.........................                   1           $62,789          0.02          $62,789          5.425
5.440.........................                   1          $158,400          0.04         $158,400          5.440
5.450.........................                  24        $6,961,311          1.74         $290,055          5.450
5.475.........................                   1          $359,206          0.09         $359,206          5.475
5.490.........................                   2          $411,311          0.10         $205,656          5.490
5.500.........................                  31        $8,219,169          2.06         $265,134          5.482
5.525.........................                   1          $239,751          0.06         $239,751          5.775
5.550.........................                  24        $6,564,665          1.64         $273,528          5.559
5.560.........................                   1          $166,800          0.04         $166,800          5.560
5.575.........................                   1          $111,920          0.03         $111,920          5.575
5.580.........................                   1          $460,000          0.12         $460,000          5.580
5.590.........................                   2          $307,120          0.08         $153,560          5.590
5.600.........................                  26        $7,104,221          1.78         $273,239          5.600
5.620.........................                   1          $315,852          0.08         $315,852          5.620
5.650.........................                  45        $9,805,766          2.45         $217,906          5.668
5.700.........................                  26        $6,003,834          1.50         $230,917          5.727
5.720.........................                   1          $244,000          0.06         $244,000          5.720
5.740.........................                   3          $426,380          0.11         $142,127          5.990
5.749.........................                   1          $339,638          0.08         $339,638          5.650
5.750.........................                  16        $3,668,526          0.92         $229,283          5.836


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
4.375.........................                358                 730             80.0
4.500.........................                356                 708             80.4
4.550.........................                356                 700             80.0
4.600.........................                355                 683             79.3
4.650.........................                356                 683             83.3
4.670.........................                358                 727             80.0
4.690.........................                356                 644             88.9
4.700.........................                356                 701             80.2
4.725.........................                357                 650             52.0
4.750.........................                356                 684             75.8
4.780.........................                357                 772             80.0
4.800.........................                355                 679             77.6
4.830.........................                357                 707             80.0
4.850.........................                356                 663             80.1
4.870.........................                356                 659             80.0
4.875.........................                358                 635             80.0
4.880.........................                358                 707             80.0
4.900.........................                355                 659             80.7
4.925.........................                357                 662             54.6
4.930.........................                356                 656             80.0
4.950.........................                355                 678             81.8
4.955.........................                357                 650             68.7
4.990.........................                354                 703             77.0
5.000.........................                355                 681             79.9
5.040.........................                355                 641             80.0
5.050.........................                356                 674             80.2
5.075.........................                356                 686             74.4
5.090.........................                357                 668             90.0
5.100.........................                352                 681             80.6
5.130.........................                356                 743             80.0
5.150.........................                352                 677             79.5
5.200.........................                356                 687             80.4
5.240.........................                355                 695             80.0
5.250.........................                357                 684             80.6
5.275.........................                357                 627             63.1
5.300.........................                337                 692             78.8
5.350.........................                357                 659             79.2
5.370.........................                358                 674             80.0
5.375.........................                357                 656             85.6
5.390.........................                356                 612             80.0
5.400.........................                357                 684             76.6
5.425.........................                357                 677             70.0
5.440.........................                353                 677             90.0
5.450.........................                356                 668             80.6
5.475.........................                358                 689             82.8
5.490.........................                355                 627             80.0
5.500.........................                357                 669             80.3
5.525.........................                359                 693             80.0
5.550.........................                358                 695             79.4
5.560.........................                355                 665             80.0
5.575.........................                357                 709             80.0
5.580.........................                357                 694             80.0
5.590.........................                356                 627             80.0
5.600.........................                358                 673             78.6
5.620.........................                354                 629             80.0
5.650.........................                353                 675             80.7
5.700.........................                354                 697             79.0
5.720.........................                359                 672             78.7
5.740.........................                359                 651             80.0
5.749.........................                359                 627             68.4
5.750.........................                357                 652             80.5




                                                         45



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Minimum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
5.775.........................                   1          $404,800          0.10         $404,800          5.775
5.800.........................                   6        $1,988,296          0.50         $331,383          5.848
5.830.........................                   1          $143,920          0.04         $143,920          5.830
5.850.........................                  26        $5,668,096          1.42         $218,004          5.888
5.860.........................                   1          $401,500          0.10         $401,500          5.860
5.875.........................                   5          $930,423          0.23         $186,085          5.875
5.880.........................                   2          $322,871          0.08         $161,435          5.880
5.900.........................                  31        $5,119,285          1.28         $165,138          5.969
5.925.........................                   1          $124,000          0.03         $124,000          5.925
5.940.........................                   1          $204,000          0.05         $204,000          5.940
5.950.........................                  26        $4,472,363          1.12         $172,014          5.963
5.990.........................                  21        $5,368,331          1.34         $255,635          5.990
6.000.........................                 102       $23,182,434          5.80         $227,279          5.395
6.050.........................                  10        $1,542,360          0.39         $154,236          6.066
6.090.........................                   1          $151,200          0.04         $151,200          6.090
6.100.........................                  22        $2,725,227          0.68         $123,874          6.100
6.125.........................                   2          $243,596          0.06         $121,798          6.125
6.130.........................                   1           $91,821          0.02          $91,821          6.130
6.150.........................                  19        $3,338,915          0.84         $175,732          6.179
6.200.........................                  29        $3,495,216          0.87         $120,525          6.233
6.225.........................                   1          $120,402          0.03         $120,402          6.225
6.230.........................                   4          $798,290          0.20         $199,573          6.230
6.240.........................                   1          $188,066          0.05         $188,066          6.240
6.250.........................                  48        $7,150,686          1.79         $148,973          6.256
6.275.........................                   1          $122,400          0.03         $122,400          6.275
6.280.........................                   2          $171,838          0.04          $85,919          6.280
6.290.........................                   1          $165,300          0.04         $165,300          6.290
6.300.........................                  12        $1,602,014          0.40         $133,501          6.312
6.350.........................                  10        $1,274,777          0.32         $127,478          6.394
6.375.........................                   2          $487,928          0.12         $243,964          6.375
6.400.........................                  11        $1,345,746          0.34         $122,341          6.491
6.410.........................                   1          $154,688          0.04         $154,688          6.660
6.450.........................                  17        $2,947,089          0.74         $173,358          6.493
6.490.........................                   1          $146,320          0.04         $146,320          6.490
6.500.........................                  25        $4,169,345          1.04         $166,774          6.297
6.525.........................                   1          $369,000          0.09         $369,000          6.525
6.550.........................                   6        $1,599,917          0.40         $266,653          6.550
6.575.........................                   1           $84,800          0.02          $84,800          6.575
6.580.........................                   1          $186,834          0.05         $186,834          6.580
6.590.........................                   1          $124,000          0.03         $124,000          6.590
6.600.........................                   7        $1,329,307          0.33         $189,901          6.622
6.625.........................                   4        $1,119,872          0.28         $279,968          6.625
6.650.........................                  17        $2,776,708          0.69         $163,336          6.696
6.680.........................                   1           $81,928          0.02          $81,928          6.680
6.700.........................                  18        $2,656,831          0.66         $147,602          6.716
6.725.........................                   1          $150,190          0.04         $150,190          6.725
6.730.........................                   1          $124,400          0.03         $124,400          6.730
6.750.........................                  14        $1,812,609          0.45         $129,472          6.784
6.780.........................                   1          $350,400          0.09         $350,400          6.780
6.800.........................                   4          $587,889          0.15         $146,972          6.800
6.830.........................                   2          $505,273          0.13         $252,636          6.830
6.840.........................                   1          $100,800          0.03         $100,800          6.840
6.850.........................                   7          $864,686          0.22         $123,527          6.950
6.875.........................                   4        $1,807,500          0.45         $451,875          6.875
6.880.........................                   2          $184,888          0.05          $92,444          6.880
6.900.........................                   9        $1,106,843          0.28         $122,983          6.966
6.950.........................                   7          $998,423          0.25         $142,632          7.001
6.990.........................                   2          $590,850          0.15         $295,425          6.990
7.000.........................                  11        $1,507,483          0.38         $137,044          7.023
7.050.........................                  10        $1,695,306          0.42         $169,531          7.121
7.075.........................                   1          $310,696          0.08         $310,696          7.075


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
5.775.........................                358                 629             79.4
5.800.........................                357                 634             78.0
5.830.........................                357                 642             80.0
5.850.........................                357                 657             80.3
5.860.........................                355                 686             83.7
5.875.........................                357                 700             82.7
5.880.........................                359                 645             79.8
5.900.........................                357                 668             81.8
5.925.........................                357                 668             80.0
5.940.........................                357                 641             80.0
5.950.........................                357                 650             80.0
5.990.........................                358                 657             79.7
6.000.........................                358                 655             76.6
6.050.........................                359                 665             76.2
6.090.........................                359                 640             80.0
6.100.........................                358                 661             79.6
6.125.........................                358                 678             80.0
6.130.........................                359                 641             80.0
6.150.........................                359                 661             80.2
6.200.........................                359                 646             80.5
6.225.........................                359                 685             79.9
6.230.........................                358                 650             77.8
6.240.........................                358                 699             80.0
6.250.........................                359                 664             80.0
6.275.........................                357                 649             80.0
6.280.........................                359                 670             79.6
6.290.........................                359                 682             76.9
6.300.........................                359                 674             80.0
6.350.........................                359                 664             79.3
6.375.........................                358                 649             80.0
6.400.........................                359                 669             80.8
6.410.........................                359                 758             79.7
6.450.........................                359                 634             82.9
6.490.........................                360                 659             80.0
6.500.........................                359                 665             74.6
6.525.........................                359                 701             90.0
6.550.........................                359                 638             80.0
6.575.........................                358                 676             79.6
6.580.........................                360                 639             83.1
6.590.........................                359                 635             80.0
6.600.........................                359                 688             82.5
6.625.........................                360                 644             73.6
6.650.........................                359                 644             81.0
6.680.........................                359                 645             79.6
6.700.........................                359                 653             80.2
6.725.........................                359                 664             77.1
6.730.........................                359                 624             79.7
6.750.........................                359                 651             79.6
6.780.........................                359                 637             80.0
6.800.........................                359                 650             81.3
6.830.........................                359                 614             84.2
6.840.........................                359                 642             80.0
6.850.........................                359                 670             79.9
6.875.........................                360                 656             78.6
6.880.........................                359                 635             78.8
6.900.........................                359                 641             78.9
6.950.........................                358                 650             83.4
6.990.........................                360                 705             85.7
7.000.........................                359                 630             81.6
7.050.........................                359                 671             80.4
7.075.........................                359                 643             80.0





                                                         46



                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Minimum                                       of          Principal        Loans in        Balance         Average
Mortgage                                   Mortgage        Balance           Loan        Outstanding       Mortgage
Rate (%)                                    Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
7.100.........................                   2          $266,940          0.07         $133,470          7.164
7.125.........................                   1           $97,180          0.02          $97,180          7.125
7.150.........................                   9        $1,892,321          0.47         $210,258          7.209
7.175.........................                   2          $439,402          0.11         $219,701          7.175
7.200.........................                   2          $280,817          0.07         $140,408          7.330
7.240.........................                   1           $63,825          0.02          $63,825          7.490
7.250.........................                   5        $1,450,439          0.36         $290,088          7.303
7.280.........................                   1          $242,812          0.06         $242,812          7.280
7.290.........................                   1           $89,780          0.02          $89,780          7.290
7.300.........................                   2          $507,726          0.13         $253,863          7.495
7.350.........................                   3          $667,415          0.17         $222,472          7.422
7.375.........................                   3          $373,938          0.09         $124,646          7.375
7.400.........................                   2          $309,844          0.08         $154,922          7.400
7.450.........................                   1          $101,547          0.03         $101,547          7.450
7.475.........................                   1          $140,800          0.04         $140,800          7.475
7.500.........................                   4          $549,823          0.14         $137,456          7.552
7.550.........................                   3          $375,025          0.09         $125,008          7.638
7.580.........................                   2          $301,385          0.08         $150,692          7.580
7.600.........................                   3          $403,563          0.10         $134,521          7.659
7.650.........................                   2          $334,200          0.08         $167,100          7.759
7.700.........................                   1           $59,115          0.01          $59,115          7.700
7.740.........................                   1          $107,927          0.03         $107,927          7.990
7.750.........................                   3          $336,938          0.08         $112,313          7.750
7.800.........................                   3          $602,271          0.15         $200,757          7.875
7.875.........................                   1          $113,200          0.03         $113,200          7.875
7.900.........................                   2          $317,470          0.08         $158,735          8.057
7.950.........................                   1          $463,701          0.12         $463,701          8.200
7.990.........................                   1          $574,354          0.14         $574,354          7.990
8.000.........................                   1           $78,350          0.02          $78,350          8.250
8.050.........................                   1           $94,274          0.02          $94,274          8.050
8.130.........................                   1           $73,703          0.02          $73,703          8.130
8.250.........................                   1          $122,000          0.03         $122,000          8.250
8.375.........................                   1          $105,600          0.03         $105,600          8.375
8.500.........................                   1          $211,378          0.05         $211,378          8.750
8.580.........................                   1           $60,727          0.02          $60,727          8.580
8.750.........................                   1           $75,958          0.02          $75,958          9.000
8.990.........................                   1           $55,800          0.01          $55,800          8.990
9.200.........................                   1          $116,876          0.03         $116,876          9.200
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Minimum                                     Term to          Average          Original
Mortgage                                   Maturity        FICO Credit     Loan-to-Value
Rate (%)                                   (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
7.100.........................                359                 699             78.0
7.125.........................                360                 747             80.0
7.150.........................                359                 634             81.5
7.175.........................                359                 637             79.2
7.200.........................                358                 655             77.3
7.240.........................                359                 637             79.9
7.250.........................                360                 662             83.8
7.280.........................                359                 612             90.0
7.290.........................                359                 631             77.5
7.300.........................                359                 757             80.0
7.350.........................                360                 651             84.5
7.375.........................                359                 660             86.7
7.400.........................                359                 643             76.7
7.450.........................                359                 702             90.0
7.475.........................                359                 630             80.0
7.500.........................                359                 660             88.6
7.550.........................                359                 671             84.9
7.580.........................                359                 654             79.9
7.600.........................                359                 695             79.2
7.650.........................                359                 686             79.2
7.700.........................                359                 709             80.0
7.740.........................                359                 779             80.0
7.750.........................                359                 640             76.8
7.800.........................                359                 680             86.9
7.875.........................                360                 646             80.0
7.900.........................                359                 652             80.0
7.950.........................                359                 679             80.0
7.990.........................                359                 621             90.0
8.000.........................                359                 643             80.0
8.050.........................                359                 609             80.0
8.130.........................                359                 612             90.0
8.250.........................                360                 752            100.0
8.375.........................                360                 651             80.0
8.500.........................                359                 619             90.0
8.580.........................                359                 676             80.0
8.750.........................                360                 634             80.0
8.990.........................                360                 666             90.0
9.200.........................                359                 632             80.7
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================


                                              Initial Adjustment Dates

                                                                          Percent of
                                            Number                         Initial         Average
                                           Initial        Aggregate        Mortgage       Principal        Weighted
Initial                                       of          Principal        Loans in        Balance         Average
Adjustment                                 Mortgage        Balance           Loan        Outstanding       Mortgage
Date                                        Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
October 2004..................                   1          $519,000          0.13         $519,000          2.500
January 2005..................                   4          $747,350          0.19         $186,838          3.933
February 2005.................                  27        $6,812,873          1.70         $252,329          4.167
August 2005...................                   2          $754,765          0.19         $377,383          4.875
September 2005................                   1          $533,741          0.13         $533,741          4.750
December 2005.................                   3          $847,585          0.21         $282,528          4.866
January 2006..................                  12        $3,089,753          0.77         $257,479          4.921
February 2006.................                  13        $3,841,138          0.96         $295,472          5.046
March 2006....................                  18        $5,039,890          1.26         $279,994          5.046
April 2006....................                  39       $10,377,365          2.60         $266,086          5.406
May 2006......................                  55       $13,592,222          3.40         $247,131          5.179
June 2006.....................                  48       $10,775,885          2.70         $224,498          5.319
July 2006.....................                 103       $19,191,198          4.80         $186,322          5.979
August 2006...................                 221       $51,939,914         12.99         $235,022          5.816
September 2006................                  25        $5,932,052          1.48         $237,282          6.853
January 2007..................                   9        $2,706,689          0.68         $300,743          4.885
February 2007.................                  13        $4,682,060          1.17         $360,158          5.072
March 2007....................                  22        $5,783,792          1.45         $262,900          5.077
April 2007....................                 121       $23,766,724          5.94         $196,419          5.238
May 2007......................                 194       $39,545,876          9.89         $203,845          5.151
June 2007.....................                 121       $25,962,824          6.49         $214,569          5.206
July 2007.....................                 181       $34,170,150          8.55         $188,785          5.972
August 2007...................                 204       $34,203,384          8.55         $167,664          6.325
September 2007................                   8        $2,527,837          0.63         $315,980          5.696
July 2008.....................                   1          $246,400          0.06         $246,400          4.250
September 2008................                   1          $106,347          0.03         $106,347          7.375
December 2008.................                   1          $618,750          0.15         $618,750          5.250
April 2009....................                   4          $829,697          0.21         $207,424          5.083
May 2009......................                  23        $4,912,723          1.23         $213,597          4.871
June 2009.....................                  16        $3,644,499          0.91         $227,781          5.150
July 2009.....................                  24       $11,216,137          2.81         $467,339          6.286
August 2009...................                  91       $39,977,957         10.00         $439,318          6.547
September 2009................                  58       $24,766,180          6.19         $427,003          6.625
September 2010................                   1          $326,779          0.08         $326,779          6.250
November 2010.................                   1          $480,934          0.12         $480,934          5.875
December 2010.................                   1          $325,000          0.08         $325,000          4.875
January 2011..................                   1          $356,073          0.09         $356,073          5.125
February 2011.................                   1          $459,987          0.12         $459,987          5.375
April 2011....................                   1          $614,587          0.15         $614,587          4.875
May 2011......................                   2        $1,048,000          0.26         $524,000          5.059
July 2011.....................                   2          $930,500          0.23         $465,250          7.596
August 2011...................                   1          $380,000          0.10         $380,000          7.250
September 2013................                   1          $355,365          0.09         $355,365          5.875
April 2014....................                   1          $497,365          0.12         $497,365          5.750
May 2014......................                   1          $370,220          0.09         $370,220          5.375
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted
                                            Average                           Weighted
                                           Remaining         Weighted         Average
Initial                                     Term to          Average          Original
Adjustment                                 Maturity        FICO Credit     Loan-to-Value
Date                                       (Months)           Score          Ratio (%)
----------------------------             ------------     ---------------   -----------------
October 2004..................                359                 655             64.9
January 2005..................                358                 750             88.0
February 2005.................                359                 713             80.6
August 2005...................                323                 727             79.2
September 2005................                324                 772             80.0
December 2005.................                351                 667             88.9
January 2006..................                352                 659             82.3
February 2006.................                353                 684             81.5
March 2006....................                354                 653             85.5
April 2006....................                355                 673             81.3
May 2006......................                352                 688             77.3
June 2006.....................                357                 689             78.2
July 2006.....................                358                 682             77.3
August 2006...................                356                 673             78.2
September 2006................                360                 670             79.5
January 2007..................                352                 689             76.9
February 2007.................                353                 678             81.1
March 2007....................                354                 679             80.6
April 2007....................                356                 665             80.4
May 2007......................                356                 676             80.5
June 2007.....................                357                 674             78.4
July 2007.....................                358                 667             79.2
August 2007...................                359                 662             79.9
September 2007................                345                 712             65.3
July 2008.....................                346                 759             80.0
September 2008................                324                 717             89.2
December 2008.................                351                 792             75.0
April 2009....................                355                 717             80.7
May 2009......................                356                 728             75.9
June 2009.....................                357                 727             76.6
July 2009.....................                358                 746             76.5
August 2009...................                359                 711             77.2
September 2009................                360                 712             79.1
September 2010................                348                 735             64.2
November 2010.................                350                 658             90.0
December 2010.................                351                 804             53.3
January 2011..................                352                 603             79.5
February 2011.................                353                 566             58.1
April 2011....................                355                 557             70.7
May 2011......................                356                 606             78.8
July 2011.....................                358                 662             67.3
August 2011...................                359                 710             95.0
September 2013................                348                 609             90.0
April 2014....................                355                 579             67.1
May 2014......................                356                 555             62.0
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================




                                                    Description

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
3/1 CMT1Y.....................                   3        $1,288,506          0.32         $429,502          4.823
5/1 CMT1Y.....................                   4        $1,289,234          0.32         $322,309          6.236
7/1 CMT1Y.....................                   1          $106,347          0.03         $106,347          7.375
10/1 CMT1Y....................                   1          $355,365          0.09         $355,365          5.875
30Y LIB1M - IO................                   1          $519,000          0.13         $519,000          2.500
30Y LIB6M.....................                   1          $166,080          0.04         $166,080          5.875
30Y LIB6M - IO................                  29        $7,056,335          1.76         $243,322          4.116
2/13 LIB6M....................                   4          $557,216          0.14         $139,304          5.275
2/18 LIB6M....................                   4        $1,095,692          0.27         $273,923          5.379
2/28 LIB6M....................                 396       $87,733,749         21.94         $221,550          5.584
2/28 LIB6M - IO...............                 133       $35,240,345          8.81         $264,965          5.866
3/27 LIB6M....................                 467       $83,603,314         20.91         $179,022          5.655
3/27 LIB6M - IO...............                 390       $81,476,170         20.38         $208,913          5.567
5/25 LIB6M....................                  11        $2,984,938          0.75         $271,358          5.777
5/25 LIB6M - IO...............                  61       $14,316,512          3.58         $234,697          5.490
7/23 LIB6M....................                   1          $326,779          0.08         $326,779          6.250
30Y LIB12M....................                   1          $337,807          0.08         $337,807          3.875
3/1 LIB12M....................                   7        $3,534,313          0.88         $504,902          4.321
3/1 LIB12M - IO...............                   4        $2,389,971          0.60         $597,493          4.303
5/1 LIB12M....................                  15        $7,334,745          1.83         $488,983          6.207
5/1 LIB12M - IO...............                 132       $62,632,483         15.67         $474,489          6.558
7/1 LIB12M....................                   4        $1,911,581          0.48         $477,895          5.293
7/1 LIB12M - IO...............                   6        $2,683,500          0.67         $447,250          6.227
10/1 LIB12M...................                   2          $867,585          0.22         $433,792          5.590
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
3/1 CMT1Y.....................                323                 746             79.5
5/1 CMT1Y.....................                353                 695             80.8
7/1 CMT1Y.....................                324                 717             89.2
10/1 CMT1Y....................                348                 609             90.0
30Y LIB1M - IO................                359                 655             64.9
30Y LIB6M.....................                359                 673             95.0
30Y LIB6M - IO................                359                 720             80.6
2/13 LIB6M....................                177                 678             60.9
2/18 LIB6M....................                239                 714             72.3
2/28 LIB6M....................                358                 677             78.8
2/28 LIB6M - IO...............                357                 674             79.4
3/27 LIB6M....................                357                 672             79.9
3/27 LIB6M - IO...............                357                 664             80.3
5/25 LIB6M....................                357                 746             78.3
5/25 LIB6M - IO...............                357                 735             77.9
7/23 LIB6M....................                348                 735             64.2
30Y LIB12M....................                353                 671             88.6
3/1 LIB12M....................                357                 695             71.6
3/1 LIB12M - IO...............                357                 744             71.3
5/1 LIB12M....................                353                 699             70.7
5/1 LIB12M - IO...............                359                 716             77.6
7/1 LIB12M....................                353                 593             74.2
7/1 LIB12M - IO...............                357                 664             74.0
10/1 LIB12M...................                355                 569             64.9
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================



                                             Range of Original Balance

                                                                          Percent of
                                            Number                         Initial         Average
                                              of          Aggregate        Mortgage       Principal        Weighted
                                           Initial        Principal        Loans in        Balance         Average
                                           Mortgage        Balance           Loan        Outstanding       Mortgage
Description                                 Loans        Outstanding       Group 3           ($)           Rate (%)
----------------------------             ------------  ---------------  -------------  ----------------  ------------
$0.01 - $50,000.00............                   1           $49,902          0.01          $49,902          6.100
$50,000.01 - $100,000.00......                 183       $14,773,721          3.70          $80,731          6.079
$100,000.01 - $150,000.00.....                 429       $53,474,121         13.37         $124,648          5.891
$150,000.01 - $200,000.00.....                 337       $58,290,285         14.58         $172,968          5.633
$200,000.01 - $250,000.00.....                 130       $29,225,298          7.31         $224,810          5.428
$250,000.01 - $300,000.00.....                  78       $21,155,329          5.29         $271,222          5.298
$300,000.01 - $350,000.00.....                 132       $43,976,819         11.00         $333,158          5.596
$350,000.01 - $400,000.00.....                 179       $66,995,718         16.76         $374,278          5.968
$400,000.01 - $450,000.00.....                  74       $31,357,349          7.84         $423,748          5.584
$450,000.01 - $500,000.00.....                  56       $26,333,458          6.59         $470,240          5.689
$500,000.01 - $550,000.00.....                  23       $12,073,345          3.02         $524,928          5.699
$550,000.01 - $600,000.00.....                  21       $12,085,894          3.02         $575,519          5.696
$600,000.01 - $650,000.00.....                  10        $6,342,927          1.59         $634,293          5.710
$650,000.01 - $700,000.00.....                   6        $4,026,430          1.01         $671,072          5.614
$700,000.01 - $750,000.00.....                   2        $1,463,903          0.37         $731,952          5.982
$750,000.01 - $800,000.00.....                   2        $1,579,956          0.40         $789,978          5.428
$800,000.01 - $850,000.00.....                   3        $2,494,880          0.62         $831,627          5.905
$850,000.01 - $900,000.00.....                   2        $1,733,167          0.43         $866,584          6.564
$950,000.01 - $1,000,000.00...                   3        $2,907,069          0.73         $969,023          6.022
$1,150,000.01 - $1,200,000.0..                   2        $2,320,000          0.58       $1,160,000          6.188
$1,350,000.01 - $1,400,000.0..                   2        $2,800,000          0.70       $1,400,000          6.438
$1,400,000.01 - $1,450,000.0..                   1        $1,416,000          0.35       $1,416,000          6.125
$1,450,000.01 - $1,500,000.0..                   2        $2,932,000          0.73       $1,466,000          6.625
                                         ------------  ---------------  -------------  ----------------  ------------
   Total......................               1,678      $399,807,569        100.00%        $238,264          5.735
                                         ============  ===============  =============  ================  ============


                                           Weighted                           Weighted
                                            Average          Weighted          Average
                                           Remaining         Average          Original
                                            Term to            FICO           Loan-to-
                                           Maturity           Credit         Value Ratio
Description                                (Months)           Score              (%)
----------------------------             ------------     ---------------   -----------------
$0.01 - $50,000.00............                359                 675             64.1
$50,000.01 - $100,000.00......                357                 666             77.6
$100,000.01 - $150,000.00.....                357                 669             79.2
$150,000.01 - $200,000.00.....                355                 674             79.5
$200,000.01 - $250,000.00.....                357                 683             79.6
$250,000.01 - $300,000.00.....                357                 689             80.2
$300,000.01 - $350,000.00.....                357                 686             79.4
$350,000.01 - $400,000.00.....                358                 688             80.3
$400,000.01 - $450,000.00.....                357                 682             79.4
$450,000.01 - $500,000.00.....                357                 682             78.2
$500,000.01 - $550,000.00.....                353                 699             77.7
$550,000.01 - $600,000.00.....                357                 690             78.2
$600,000.01 - $650,000.00.....                356                 671             71.3
$650,000.01 - $700,000.00.....                353                 693             76.5
$700,000.01 - $750,000.00.....                359                 708             71.9
$750,000.01 - $800,000.00.....                358                 701             79.8
$800,000.01 - $850,000.00.....                358                 720             65.0
$850,000.01 - $900,000.00.....                359                 717             75.0
$950,000.01 - $1,000,000.00...                352                 726             56.2
$1,150,000.01 - $1,200,000.0..                359                 749             80.0
$1,350,000.01 - $1,400,000.0..                359                 758             80.0
$1,400,000.01 - $1,450,000.0..                359                 749             80.0
$1,450,000.01 - $1,500,000.0..                359                 672             67.5
                                         ------------     ---------------   -----------------
   Total......................                357                 683             78.8
                                         ============     ===============   =================



                          Prepayment Penalty Months


                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 1         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------

 0.........        449     $141,395,724         35.37    $314,913       6.019         357         706        77.0
 6.........          5     $  1,272,026          0.32    $254,405       5.760         355         640        79.2
12.........         73     $ 15,988,472          4.00    $219,020       5.626         358         682        77.6
24.........        297     $ 65,779,487         16.45    $221,480       5.742         357         668        80.0
30.........          1     $    430,800          0.11    $430,800       5.600         358         640        77.1
36.........        850     $173,672,639         43.44    $204,321       5.500         356         671        80.0
60.........          3     $  1,268,421          0.32    $422,807       6.468         352         671        80.0
                 -----     ------------        -------  ---------       ----          ---         ---         ----
Total......      1,678     $399,807,569        100.00    $238,264       5.735         357         683        78.8
                 =====     ============        =======  =========       ====          ===         ===        ====


                             80% LTV/PMI Analysis

                                                        (Excludes 1387 80% or less LTV Mortgages)


                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 1         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------

>80% LTV, no MI     39      $10,471,435       14.02      $268,498      6.523       358         650         88.6
>80% LTV, with MI  252      $64,228,396       85.98      $254,875      5.510       357         684         88.7
                   ---      -----------      ------      --------      -----       ---         ---         ----
Total............  291      $74,699,831      100.00      $256,700      5.652       357         680         88.7
                   ===      ===========      ======      ========      =====       ===         ===         ====


                                                         Weighted                                           Weighted
                  Number                    Initial       Average                Average     Weighted        Average
                    of       Aggregate     Mortgage     Principal    Weighted    Remaining    Average        Original
                 Initial     Principal      Loans in     Balance     Average      Term to      FICO         Loan-to-
                 Mortgage     Balance        Loan      Outstanding   Mortgage    Maturity     Credit      Value Ratio
Description       Loans     Outstanding     Group 1         ($)       Rate (%)   (Months)     Score            (%)
------------   ----------  ------------- ------------ ------------- ---------- ------------ -----------   --------------
  1.........         1      $    519,000        0.13    $519,000       2.500        359       655          64.9
  6.........        30      $  7,222,415        1.81    $240,747       4.156        359       719          81.0
 12.........         1      $    337,807        0.08    $337,807       3.875        353       671          88.6
 24.........       537      $124,627,002       31.17    $232,080       5.660        356       676          78.8
 36.........       871      $172,292,274       43.09    $197,810       5.561        357       670          79.8
 60.........       223      $ 88,557,913       22.15    $397,121       6.326        358       718          77.2
 84.........        12      $  5,028,207        1.26    $419,017       5.898        354       643          73.8
120.........         3      $  1,222,950        0.31    $407,650       5.673        353       580          72.2
                 -----      ------------      ------    --------       -----        ---       ---          ----
                 1,678      $399,807,569      100.00    $238,264       5.735        357       683          78.8
                 =====      ============      ======    ========       =====        ===       ===         ====

insert tables group 3


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CWALT, INC.



                                             By: /s/ Darren Bigby
                                                ---------------------------
                                                Darren Bigby
                                                Vice President



Dated:  October 15, 2004
















                                      49